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                                                                    Exhibit-10.2

                               PURCHASE AGREEMENT

     THIS PURCHASE AGREEMENT ("Agreement") is made as of the 13th day of November, 2006 by and among Zila, Inc., a Delaware corporation (the "Company"), and the Investors set forth on the signature pages affixed hereto (each an "Investor" and collectively the "Investors").

                                    RECITALS

     A. The Company and the Investors are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of Regulation D ("Regulation D"), as promulgated by the U.S. Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended.

     B. The Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, (i) an aggregate of $12,000,000 in principal amount of the Company's 6% Senior Secured Convertible Notes in the form attached hereto as Exhibit A (the "Notes"), which Notes, only upon the satisfaction of certain conditions, shall, at the option of each holder, be convertible into shares of Common Stock at a conversion price of $2.20 per share (subject to adjustment); and (ii) on the Proposal Date, warrants to purchase an aggregate of up to 1,909,091 shares of Common Stock, at an exercise price of $2.21 per share (subject to adjustment) in the form attached hereto as Exhibit B (the "Warrants").

     C. Contemporaneous with the sale of the Notes and the Warrants, the parties hereto will execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit C (the "Registration Rights Agreement"), pursuant to which the Company will agree to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, and applicable state securities laws.

     D. The Company has agreed to secure its obligations under the Notes by granting to the Investors (and any subsequent holders of the Notes) a duly perfected first priority security interests in the collateral specified in the Security Agreement in the form attached hereto as Exhibit D (the "Security Agreement").

     In consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Definitions. In addition to those terms defined above and elsewhere in this Agreement, for the purposes of this Agreement, the following terms shall have the meanings set forth below:

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          "Affiliate" means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

          "Amendment" means an amendment to the Company's Certificate of Incorporation increasing the authorized Common Stock of the Company to 147,500,000 shares.

          "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

          "Common Stock" means the shares of the Company's common stock, par value $0.001 per share, together with any securities into which such shares may be reclassified after the date hereof.

          "Company's Knowledge" means the actual knowledge of the executive officers (as defined in Rule 405 under the 1933 Act) of the Company, after due inquiry.

          "Confidential Information" means trade secrets, confidential information and know-how (including but not limited to ideas, formulae, compositions, processes, procedures and techniques, research and development information, computer program code, performance specifications, support documentation, drawings, specifications, designs, business and marketing plans, and customer and supplier lists and related information).

          "Control" (including the terms "controlling", "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Conversion Shares" means the shares of Common Stock issuable upon the conversion of the Notes.

          "Intellectual Property" means all of the following: (i) patents, patent applications, patent disclosures and inventions (whether or not patentable and whether or not reduced to practice); (ii) trademarks, service marks, trade dress, trade names, corporate names, logos, slogans and Internet domain names, together with all goodwill associated with each of the foregoing;
(iii) copyrights and copyrightable works; (iv) registrations, applications and renewals for any of the foregoing; and (v) proprietary computer software (including but not limited to data, data bases and documentation).

          "Material Adverse Effect" means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or other), business, or prospects of the Company and its Subsidiaries taken as a whole, or
(ii) the ability of the Company to perform its obligations under the Transaction Documents.

          "Nasdaq" means The Nasdaq Stock Market, Inc.

          "Permitted Acquisition" means the acquisition contemplated by the non-binding letter of intent described in the Company's definitive proxy statement, dated September 6, 2006


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(the "September Proxy Statement"), of all of the equity interests of an entity in the dental products industry; provided, that the acquisition is consummated on substantially the terms described in the September Proxy Statement.

          "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

          "Proposal Date" means the Trading Day immediately following the date the Proposals are approved by the Company's stockholders at the Stockholders Meeting in accordance with Section 7.9.

          "Proposals" has the meaning set forth in Section 7.9.

          "Purchase Price" means Twelve Million Dollars ($12,000,000).

          "Registration Statement" has the meaning set forth in the Registration Rights Agreement.

          "SEC Filings" has the meaning set forth in Section 4.6.

          "Securities" means the Notes, the Warrants, the Conversion Shares and the Warrant Shares.

          "Subsidiary" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

          "Trading Day" means (i) if the relevant stock or security is listed or admitted for trading on The New York Stock Exchange, Inc., the Nasdaq Global Market, the Nasdaq Capital Market or any other national securities exchange, a day on which such exchange is open for business; (ii) if the relevant stock or security is quoted on a system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or
(iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on any system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded in a regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available, shall mean a day, other than a Saturday or Sunday, on which The New York Stock Exchange, Inc. is open for trading.

          "Transaction Documents" means this Agreement, the Notes, the Warrants, the Registration Rights Agreement and the Security Agreement.

          "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Warrants.


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          "1933 Act" means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

          "1934 Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

     2. Purchase and Sale of the Notes and the Warrants. Subject to the terms and conditions of this Agreement, on the Closing Date (as defined below), each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Notes in the respective amounts set forth opposite the Investors' names on the signature pages attached hereto in exchange for the Purchase Price as specified in Section 3 below. No later than the close of business on the Proposal Date, the Company shall issue to the Investors entitled thereto the Warrants for no additional consideration in accordance with Section 7.10.

     3. Closing. Upon confirmation that all the conditions of the Company's and the Investors' obligations to close specified herein have been satisfied or duly waived (the "Closing Date"), each Investor shall promptly, but no more than one Business Day thereafter, cause a wire transfer in same day funds to be sent to the Company, to fund all or a portion of the purchase price of the Permitted Acquisition (as defined in the Notes), in accordance with Section 4.7 hereof, in an amount representing such Investor's pro rata portion of the Purchase Price as set forth on the signature pages of this Agreement. The Closing shall take place at the offices of Lowenstein Sandler PC, 1251 Avenue of the Americas, 18th Floor, New York, New York 10020, or at such other location and on such other date as the Company and the Investors shall mutually agree.

     4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Investors that, except as set forth in the schedules delivered herewith (collectively, the "Disclosure Schedules"):

          4.1 Organization, Good Standing and Qualification. Each of the Company and its Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted and to own its properties. Each of the Company and its Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property makes such qualification or leasing necessary unless the failure to so qualify has not had and could not reasonably be expected to have a Material Adverse Effect. The Company's Subsidiaries are listed on Schedule 4.1 hereto.

          4.2 Authorization. The Company has full power and authority and, except for approval of the Proposals by its stockholders as contemplated by
Section 7.9, has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of the Transaction Documents, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder and
(iii) the authorization, issuance (or reservation for issuance) and delivery of the Securities. The Transaction Documents constitute, or upon delivery or issuance, as applicable, will constitute, the legal, valid and binding obligations of the Company, enforceable against the Company in


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accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

          4.3 Capitalization. Schedule 4.3 sets forth (a) the authorized capital stock of the Company as of July 31, 2006; (b) the number of shares of capital stock issued and outstanding; (c) the number of shares of capital stock issuable pursuant to the Company's stock plans; and (d) the number of shares of capital stock issuable and reserved for issuance pursuant to securities (other than the Securities) exercisable for, or convertible into or exchangeable for any shares of capital stock of the Company. All of the issued and outstanding shares of the Company's capital stock have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights and were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. Except as described on Schedule 4.3, all of the issued and outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued and are fully paid, nonassessable and free of pre-emptive rights, were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties and are owned by the Company, beneficially and of record, subject to no lien, encumbrance or other adverse claim. Except as described in the SEC Filings or on
Schedule 4.3, no Person is entitled to pre-emptive or similar statutory or contractual rights with respect to any securities of the Company. Except as described in the SEC Filings or on Schedule 4.3, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company or any of its Subsidiaries is or may be obligated to issue any equity securities of any kind and except as contemplated by this Agreement, neither the Company nor any of its Subsidiaries is currently in negotiations for the issuance of any equity securities of any kind. Except as described in the SEC Filings or on Schedule 4.3, except for the Registration Rights Agreement, there are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them. Except as described in the SEC Filings or on Schedule 4.3 and except as provided in the Registration Rights Agreement, no Person has the right to require the Company to register any securities of the Company under the 1933 Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person.

          Except as described in the SEC Filings or on Schedule 4.3, the issuance and sale of the Securities hereunder will not obligate the Company to issue shares of Common Stock or other securities to any other Person (other than the Investors) and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security.

          Except as described in the SEC Filings or on Schedule 4.3, the Company does not have outstanding stockholder purchase rights or "poison pill" or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

          4.4 Valid Issuance. The Notes and the Warrants have been duly and validly authorized. Subject to the approval of the Proposals by the Company's stockholders as contemplated by Section 7.9, the Conversion Shares have been duly and validly authorized and,


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when issued upon the due conversion of the Notes, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Investors), except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws. Subject to the approval of the Proposals by the Company's stockholders as contemplated by Section 7.9, upon the due exercise of the Warrants, the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors. Subject to the approval of the Proposals by the Company's stockholders as contemplated by Section 7.9, the Company shall have reserved a sufficient number of shares of Common Stock for issuance upon the conversion of the Notes and the exercise of the Warrants, free and clear of all encumbrances and restrictions, except for restrictions on transfer set forth in the Transaction Documents or imposed by applicable securities laws and except for those created by the Investors.

          4.5 Consents. Except for approval of the Proposals by its stockholders as contemplated by Section 7.9, the execution, delivery and performance by the Company of the Transaction Documents and the offer, issuance and sale of the Securities require no consent of, action by or in respect of, or filing with, any Person, governmental body, agency, or official other than filings that have been made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of each Investor set forth in Section 5 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Securities, (ii) the issuance of the Conversion Shares upon due conversion of the Notes, (iii) the issuance of the Warrant Shares upon due exercise of the Warrants, and (iv) the other transactions contemplated by the Transaction Documents from the provisions of any stockholder rights plan or other "poison pill" arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties may be subject and any provision of the Company's Certificate of Incorporation or Bylaws that is or could reasonably be expected to become applicable to the Investors as a result of the transactions contemplated hereby, including without limitation, the issuance of the Securities and the ownership, disposition or voting of the Securities by the Investors or the exercise of any right granted to the Investors pursuant to this Agreement or the other Transaction Documents.

          4.6 Delivery of SEC Filings; Business. The Company has filed on the EDGAR system, true and complete copies of the Company's most recent Annual Report on Form 10-K for the fiscal year ended July 31, 2006 (the "10-K"), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-K and prior to the date hereof (collectively, the "SEC Filings"). The SEC Filings are the only filings required of the Company pursuant to the 1934 Act for such period. The Company and its Subsidiaries are engaged in all material respects only in the business described in the SEC Filings and the SEC Filings contain a complete and accurate description in all material respects of the business of the Company and its Subsidiaries, taken as a whole.


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          4.7 Use of Proceeds. The net proceeds of the sale of the Notes and the
Warrants hereunder shall only be used by the Company to fund all or a portion of the purchase price of the Permitted Acquisition (as defined in the Notes).

          4.8 No Material Adverse Change. Since July 31, 2006, except for the Amendment and except as identified and described in the SEC Filings or as described on Schedule 4.8, there has not been:

                    (i) any change in the consolidated assets, liabilities, financial condition or operating results of the Company from that reflected in the financial statements included in the 10-K, except for changes in the ordinary course of business which have not had and could not reasonably be expected to have a Material Adverse Effect, individually or in the aggregate;

                    (ii) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any securities of the Company;

                    (iii) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of the Company or its Subsidiaries;

                    (iv) any waiver, not in the ordinary course of business, by the Company or any Subsidiary of a material right or of a material debt owed to it;

                    (v) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company or a Subsidiary, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company and its Subsidiaries taken as a whole (as such business is presently conducted and as it is proposed to be conducted);

                    (vi) any change or amendment to the Company's Certificate of Incorporation or Bylaws, or material change to any material contract or arrangement by which the Company or any Subsidiary is bound or to which any of their respective assets or properties is subject;

                    (vii) any material labor difficulties or labor union organizing activities with respect to employees of the Company or any Subsidiary;

                    (viii) any material transaction entered into by the Company or a Subsidiary other than in the ordinary course of business;

                    (ix) the loss of the services of any key employee, or material change in the composition or duties of the senior management of the Company or any Subsidiary;

                    (x) the loss or threatened loss of any customer which has had or could reasonably be expected to have a Material Adverse Effect; or


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                    (xi) any other event or condition of any character that has had or could reasonably be expected to have a Material Adverse Effect.

          4.9 SEC Filings; S-3 Eligibility.

               (a) At the time of filing thereof, the SEC Filings complied as to form in all material respects with the requirements of the 1934 Act and did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

               (b) Each registration statement and any amendment thereto filed by the Company since January 1, 2003 pursuant to the 1933 Act and the rules and regulations thereunder, as of the date such statement or amendment became effective, complied as to form in all material respects with the 1933 Act and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein not misleading; and each prospectus filed pursuant to Rule 424(b) under the 1933 Act, as of its issue date and as of the closing of any sale of securities pursuant thereto did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

               (c) The Company is eligible to use Form S-3 to register the Registrable Securities (as such term is defined in the Registration Rights Agreement) for sale by the Investors as contemplated by the Registration Rights Agreement.

          4.10 No Conflict, Breach, Violation or Default. Subject to the approval of the Proposals by the Company's stockholders as contemplated by
Section 7.9, the execution, delivery and performance of the Transaction Documents by the Company and the issuance and sale of the Securities, will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under (i) the Company's Certificate of Incorporation or the Company's Bylaws, both as in effect on the date hereof, but after giving effect to the Amendment, (true and complete copies of which have been made available to the Investors through the EDGAR system), or (ii)(a) any statute, rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company, any Subsidiary or any of their respective assets or properties, or (b) any agreement or instrument to which the Company or any Subsidiary is a party or by which the Company or a Subsidiary is bound or to which any of their respective assets or properties is subject, except, in the case of clause (ii) for such conflicts, breaches or violations as could not reasonably be expected to have a Material Adverse Effect.

          4.11 Tax Matters. The Company and each Subsidiary has timely prepared and filed all tax returns required to have been filed by the Company or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown to be due thereon. The charges, accruals and reserves on the books of the Company in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against the Company or any Subsidiary nor, to the Company's Knowledge, any basis for the


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assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to the Company and its Subsidiaries, taken as a whole. All material taxes and other assessments and levies that the Company or any Subsidiary is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due. There are no tax liens or claims pending or, to the Company's Knowledge, threatened against the Company or any Subsidiary or any of their respective assets or property. Except as described in the SEC Filings or on
Schedule 4.11, there are no outstanding tax sharing agreements or other such arrangements between the Company and any Subsidiary or other corporation or entity.

          4.12 Title to Properties. Except as disclosed in the SEC Filings, the Company and each Subsidiary has good and marketable title to all real properties and all other material properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them; and except as disclosed in the SEC Filings, the Company and each Subsidiary holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

          4.13 Certificates, Authorities and Permits. The Company and each Subsidiary possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, and neither the Company nor any Subsidiary has received any written notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or such Subsidiary, could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate.

          4.14 Labor Matters.

               (a) Except as described in the SEC Filings or on Schedule 4.14, the Company is not a party to or bound by any collective bargaining agreements or other agreements with labor organizations. The Company has not violated in any material respect any laws, regulations, orders or contract terms, affecting the collective bargaining rights of employees, labor organizations or any laws, regulations or orders affecting employment discrimination, equal opportunity employment, or employees' health, safety, welfare, wages and hours.

               (b) (i) There are no labor disputes existing, or to the Company's Knowledge, threatened, involving strikes, slow-downs, work stoppages, job actions, disputes, lockouts or any other disruptions of or by the Company's employees, (ii) there are no unfair labor practices or petitions for election pending or, to the Company's Knowledge, threatened before the National Labor Relations Board or any other federal, state or local labor commission relating to the Company's employees, (iii) to the Company's Knowledge, no demand for recognition or certification heretofore made by any labor organization or group of employees is pending with respect to the Company and (iv) to the Company's Knowledge, the Company enjoys good labor and employee relations with its employees and labor organizations.


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               (c) The Company is, and at all times has been, in compliance in all material respects with all applicable laws respecting employment (including laws relating to classification of employees and independent contractors) and employment practices, terms and conditions of employment, wages and hours, and immigration and naturalization. There are no claims pending against the Company before the Equal Employment Opportunity Commission or any other administrative body or in any court asserting any violation of Title VII of the Civil Rights Act of 1964, the Age Discrimination Act of 1967, 42 U.S.C. Sections 1981 or 1983 or any other federal, state or local law, statute or ordinance barring discrimination in employment.

               (d) Except as disclosed in the SEC Filings or as described on
Schedule 4.14, the Company is not a party to, or bound by, any employment or other contract or agreement that contains any severance, termination pay or change of control liability or obligation, including, without limitation, any "excess parachute payment," as defined in Section 2806(b) of the Internal Revenue Code.

               (e) Except as specified in Schedule 4.14, each of the Company's employees is a Person who is either a United States citizen or a permanent resident entitled to work in the United States. To the Company's Knowledge, the Company has no liability for the improper classification by the Company of such employees as independent contractors or leased employees prior to the Closing.

          4.15 Intellectual Property.

               (a) All Intellectual Property of the Company and its Subsidiaries is currently in compliance in all material respects with all legal requirements (including timely filings, proofs and payments of fees) and, to the Company's Knowledge, is valid and enforceable. Except as described in Schedule 4.15, no Intellectual Property of the Company or its Subsidiaries which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted has been or is now the subject of any cancellation, dispute or litigation. To the Company's Knowledge, no such action is threatened except as described in Schedule 4.15. No patent of the Company or its Subsidiaries has been or is now the subject of any interference, reissue, re-examination or opposition proceeding.

               (b) All of the licenses and sublicenses and consent, royalty or other agreements concerning Intellectual Property which are necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted to which the Company or any Subsidiary is a party or by which any of their assets are bound (other than generally commercially available, non-custom, off-the-shelf software application programs having a retail acquisition price of less than $10,000 per license) (collectively, "License Agreements") are valid and binding obligations of the Company or its Subsidiaries that are parties thereto and, to the Company's Knowledge, the other parties thereto, enforceable in accordance with their terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other similar laws affecting the enforcement of creditors' rights generally, and there exists no event or condition which will result in a material violation or breach of or constitute (with or without due notice or lapse of time or both) a material default by the Company or any of its Subsidiaries under any such License Agreement.

               (c) The Company and its Subsidiaries own or have the valid right to use all of the Intellectual Property that is necessary for the conduct of the Company's and each of its Subsidiaries' respective businesses as currently conducted and for the ownership, maintenance and operation of the Company's and its Subsidiaries' properties and assets, free and clear of all liens, encumbrances, adverse claims or obligations to license all such owned Intellectual Property and Confidential Information, other than licenses entered into in the ordinary course of the Company's and its Subsidiaries' businesses. To the Company's Knowledge, the Company and its Subsidiaries have a valid and enforceable right to use all third party Intellectual Property and Confidential Information used or held for use in the respective businesses of the Company and its Subsidiaries.

               (d) To the Company's Knowledge, the conduct of the Company's and its Subsidiaries' businesses as currently conducted does not infringe or otherwise impair or conflict with (collectively, "Infringe") any Intellectual Property rights of any third party or any confidentiality obligation owed to a third party, and, to the Company's Knowledge, the Intellectual Property and Confidential Information of the Company and its Subsidiaries which are necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted are not being Infringed by any third party. There is no litigation or order pending or outstanding or, to the Company's Knowledge, threatened or imminent, that seeks to limit or challenge or that concerns the ownership, use, validity or enforceability of any Intellectual Property or Confidential Information of the Company and its Subsidiaries and the Company's and its Subsidiaries' use of any Intellectual Property or Confidential Information owned by a third party, and, to the Company's Knowledge, there is no valid basis for the same.

               (e) The consummation of the transactions contemplated hereby and by the other Transaction Documents will not result in the alteration, loss, impairment of or restriction on the Company's or any of its Subsidiaries' ownership or right to use any of the Intellectual Property or Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted or as currently proposed to be conducted.

               (f) The Company and its Subsidiaries have taken reasonable steps to protect the Company's and its Subsidiaries' rights in their Intellectual Property and Confidential Information. Each employee, consultant and contractor who has had access to Confidential Information which is necessary for the conduct of Company's and each of its Subsidiaries' respective businesses as currently conducted has executed an agreement to maintain the confidentiality of such Confidential Information and has executed appropriate agreements that are substantially consistent with the Company's standard forms thereof. To the Company's Knowledge, except under confidentiality obligations, there has been no material disclosure of any of the Company's or its Subsidiaries' Confidential Information to any third party.

          4.16 Environmental Matters. Neither the Company nor any Subsidiary is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, "Environmental Laws"), owns or operates any real property contaminated with any substance that is subject to any Environmental Laws, is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or is subject to any claim relating to any Environmental Laws, which violation, contamination, liability or claim has had or could reasonably be expected to have a Material Adverse Effect, individually or in the aggregate; and, to the Company's Knowledge, there is no pending or threatened investigation that might lead to such a claim.

          4.17 Litigation. Except as described in the SEC Filings or on Schedule 4.17, there are no pending actions, suits or proceedings against or affecting the Company, its Subsidiaries or any of its or their properties; and to the Company's Knowledge, no such actions, suits or proceedings are threatened or contemplated.

          4.18 Financial Statements. The financial statements included in each SEC Filing present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with United States generally accepted accounting principles, applied on a consistent basis (except as may be disclosed therein or in the notes thereto, and, in the case of quarterly financial statements, as permitted by Form 10-Q under the 1934 Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof or as described on Schedule 4.18, neither the Company nor any of its Subsidiaries has incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect.

          4.19 Insurance Coverage. The Company and each Subsidiary maintains in full force and effect insurance coverage that is customary for comparably situated companies for the business being conducted and properties owned or leased by the Company and each Subsidiary, and the Company reasonably believes such insurance coverage to be adequate against all liabilities, claims and risks against which it is customary for comparably situated companies to insure.

          4.20 Compliance with Nasdaq Continued Listing Requirements. The Company is in compliance with applicable Nasdaq continued listing requirements. There are no proceedings pending or, to the Company's Knowledge, threatened against the Company relating to the continued listing of the Common Stock on Nasdaq and the Company has not received any notice of, nor to the Company's Knowledge is there any basis for, the delisting of the Common Stock from Nasdaq.

          4.21 No Manipulation. The Company has not taken and will not take any action designed to or that might reasonably be expected to cause or result in an unlawful manipulation of the price of the Common Stock.

          4.22 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than as described in Schedule 4.22.

          4.23 No Directed Selling Efforts or General Solicitation. Neither the Company nor any Person acting on its behalf has conducted any general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offer or sale of any of the Securities.

          4.24 No Integrated Offering. Neither the Company nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any Company security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) for the exemption from registration for the transactions contemplated hereby or would require registration of the Securities under the 1933 Act.

          4.25 Private Placement. Assuming the accuracy of the representations and warranties of the Investors contained in Section 5 hereof, the offer and sale of the Securities to the Investors as contemplated hereby is exempt from the registration requirements of the 1933 Act.

          4.26 Questionable Payments. Neither the Company nor any of its Subsidiaries nor, to the Company's Knowledge, any of their respective current or former stockholders, directors, officers, employees, agents or other Persons acting on behalf of the Company or any Subsidiary, has on behalf of the Company or any Subsidiary or in connection with their respective businesses: (a) used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to political activity; (b) made any direct or indirect unlawful payments to any governmental officials or employees from corporate funds; (c) established or maintained any unlawful or unrecorded fund of corporate monies or other assets; (d) made any false or fictitious entries on the books and records of the Company or any Subsidiary; or (e) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment of any nature.

          4.27 Transactions with Affiliates. Except as disclosed in the SEC Filings or as disclosed on Schedule 4.27, none of the officers or directors of the Company and, to the Company's Knowledge, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than as holders of stock options and/or warrants, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company's Knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

          4.28 Internal Controls. The Company is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 currently applicable to the Company. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including the Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed period report under the 1934 Act, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's disclosure controls and procedures as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company's internal controls (as such term is defined in Item 308 of Regulation S-K). The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP and the applicable requirements of the 1934 Act.

          4.29 Disclosures. Neither the Company nor any Person acting on its behalf has provided the Investors or their agents or counsel with any information that constitutes or might constitute material, non-public information. The written materials delivered to the Investors in connection with the transactions contemplated by the Transaction Documents do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

     5. Representations and Warranties of the Investors. Each of the Investors hereby severally, and not jointly, represents and warrants to the Company that:

          5.1 Organization and Existence. Such Investor is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and to perform its other obligations thereunder.

          5.2 Authorization. The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.

          5.3 Purchase Entirely for Own Account. The Securities to be received by such Investor hereunder will be acquired for such Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the 1933 Act without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is not a broker-dealer registered with the SEC under the 1934 Act or an entity engaged in a business that would require it to be so registered. Such Investor is acquiring the Securities in the ordinary course of business and does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities in violation of the 1933 Act.

          5.4 Investment Experience. Such Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

          5.5 Disclosure of Information. Such Investor has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities, including the merits and risks of investing in the Securities. Such Investor acknowledges receipt of copies of the SEC Filings. Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, limit or otherwise affect such Investor's right to rely on the Company's representations and warranties contained in this Agreement.

          5.6 Restricted Securities. Such Investor understands that the Securities are characterized as "restricted securities" under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances. The Investor is familiar with Rule 144 under the 1933 Act and understands the resale limitations imposed thereunder.

          5.7 Legends. It is understood that, except as provided below, certificates evidencing the Securities may bear the following or any similar legend:

               (a) "The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws."

               (b) If required by the authorities of any state in connection with the issuance of sale of the Securities, the legend required by such state authority.

               (c) The Company acknowledges and agrees that, subject to Section 5.11, an Investor, in compliance with applicable state and federal law, may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Except as may otherwise be required by this Agreement, such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the 1933 Act or other applicable provision of the 1933 Act to appropriately amend the list of selling stockholders thereunder.

          5.8 Accredited Investor. Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

          5.9 No General Solicitation. Such Investor did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

          5.10 Brokers and Finders. No Person will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or an Investor for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.

          5.11 Prohibited Transactions. Such Investor does not currently have any short position in the Common Stock. Since the earlier to occur of (i) the last thirty (30) days prior to the date hereof and (ii) the time such Investor was first contacted with respect to the transactions contemplated hereby, neither such Investor nor any Affiliate of such Investor which (x) had knowledge of the transactions contemplated hereby, (y) has or shares discretion relating to such Investor's investments or trading or information concerning such Investor's investments, including in respect of the Securities, or (z) is subject to such Investor's review or input concerning such Affiliate's investments or trading (collectively, "Trading Affiliates") has, directly or indirectly, effected or agreed to effect any short sale (as defined in Rule 200(a) of Regulation SHO), whether or not against the box, established any "put equivalent position" (as defined in Rule 16a-1(h) under the 1934 Act) with respect to the Common Stock, borrowed or pre-borrowed any shares of Common Stock, granted any other right (including, without limitation, any put or call option) with respect to the Common Stock or with respect to any security that includes, relates to or derived any significant part of its value from the Common Stock, entered into any direct or indirect stock pledge, forward sales contract, swap, or similar arrangements (including on a total return basis), sales or other transactions through non-U.S. broker dealers or foreign regulated brokers, or otherwise sought to hedge its position in the Securities (each, a "Prohibited Transaction"). Prior to the earlier to occur of (i) the termination of this Agreement or, (ii) one-hundred twenty (120) days after the public announcement of the transactions contemplated hereby, such Investor shall not, and shall cause its Trading Affiliates not to, engage, directly or indirectly, in a Prohibited Transaction nor any sale, assignment, pledge, hypothecation, put, call, or other transfer of any of the Common Stock or other securities acquired hereunder. Such Investor acknowledges that the representations, warranties and covenants contained in this Section 5.11 are being made for the benefit of the Investors as well as the Company and that each of the other Investors shall have an independent right to assert any claims against such Investor arising out of any breach or violation of the provisions of this Section 5.11.

     6. Conditions to Closing.

          6.1 Conditions to the Investors' Obligations. The obligation of each Investor to purchase the Shares, the Notes and the Initial Warrants at the Closing is subject to the fulfillment to such Investor's satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived by such Investor (as to itself only):

               (a) The representations and warranties made by the Company in
Section 4 hereof qualified as to materiality shall be true and correct at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and, the representations and warranties made by the Company in Section 4 hereof not qualified as to materiality shall be true and correct in all material respects at all times prior to and on the Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing Date.

               (b) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers (excluding approval of the Proposals by its stockholders) necessary or appropriate for consummation of the purchase and sale of the Securities and the consummation of the other transactions contemplated by the Transaction Documents, all of which shall be in full force and effect.

               (c) The Company shall have executed and delivered the Registration Rights Agreement and the Security Agreement.

               (d) The Company shall have received confirmation from Nasdaq to the effect that (i) the issuance and sale of the Notes and the Warrants as contemplated hereby will not require stockholder approval pursuant to the requirements of Nasdaq Marketplace Rule 4350(i), and (ii) the Warrant Shares have been approved for inclusion in The Nasdaq Global Market upon official notice of issuance.

               (e) No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby or by the other Transaction Documents.

               (f) The Company shall have delivered a Certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in subsections (a), (b), (d), (e), (i) and (j) of this
Section 6.1.

               (g) The Company shall have delivered a Certificate, executed on behalf of the Company by its Secretary, dated as of the Closing Date, (i) certifying the resolutions adopted by the Board of Directors of the Company (A) approving the transactions contemplated by this Agreement and the other Transaction Documents and, subject to Section 7.9(b) below, the issuance of the Securities, (B) approving the Amendment and directing that the Amendment be submitted to the Company's stockholders for approval and (C) calling the Stockholders Meeting and setting the record and meeting dates therefor, (ii) certifying the current versions of the Certificate of Incorporation and Bylaws of the Company and (iii) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company.

               (h) The Investors shall have received an opinion from Snell & Wilmer L.L.P., the Company's counsel, dated as of the Closing Date, in form and substance reasonably acceptable to the Investors and addressing such legal matters as the Investors may reasonably request.

               (i) No stop order or suspension of trading shall have been imposed by Nasdaq, the SEC or any other governmental or regulatory body with respect to public trading in the Common Stock.

               (j) The Investors shall have received written evidence reasonably satisfactory to them evidencing the approval of the corporate governance changes previously agreed to with the Investors.

               (k) The Permitted Acquisition will have closed or will close simultaneous to the transactions contemplated by this Agreement.

          6.2 Conditions to Obligations of the Company. The Company's obligation to sell and issue the Notes and the Warrants at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

               (a) The representations and warranties made by the Investors in
Section 5 hereof, other than the representations and warranties contained in Sections 5.3, 5.4, 5.5, 5.6, 5.7, 5.8 and 5.9 (the "Investment
Representations"), shall be true and correct in all material respects when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investment Representations shall be true and correct in all respects when made, and shall be true and correct in all respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Investors shall have performed in all material respects all obligations and covenants herein required to be performed by them on or prior to the Closing Date.

               (b) The Investors shall have executed and delivered the Registration Rights Agreement and the Security Agreement.

               (c) The Investors shall have delivered the Purchase Price to the Company.

          6.3 Termination of Obligations to Effect Closing; Effects.

               (a) The obligations of the Company, on the one hand, and the Investors, on the other hand, to effect the Closing shall terminate as follows:

                    (i) Upon the mutual written consent of the Company and the Investors;

                    (ii) By the Company if any of the conditions set forth in
Section 6.2 shall have become incapable of fulfillment, and shall not have been waived by the Company;

                    (iii) By an Investor (with respect to itself only) if any of the conditions set forth in Section 6.1 shall have become incapable of fulfillment, and shall not have been waived by the Investor; or

                    (iv) By either the Company or any Investor (with respect to itself only) if the Closing has not occurred on or prior to December 15, 2006;

provided, however, that, except in the case of clause (i) above, the party seeking to terminate its obligation to effect the Closing shall not then be in breach of any of its representations, warranties, covenants or agreements contained in this Agreement or the other Transaction Documents if such breach has resulted in the circumstances giving rise to such party's seeking to terminate its obligation to effect the Closing.

               (b) In the event of termination by the Company or any Investor of its obligations to effect the Closing pursuant to this Section 6.3, written notice thereof shall forthwith be given to the other Investors and the other Investors shall have the right to terminate their obligations to effect the Closing upon written notice to the Company and the other Investors. Nothing in this Section 6.3 shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents.

     7. Covenants and Agreements of the Company.

          7.1 Reservation of Common Stock. From and after the effectiveness of the Amendment, the Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of providing for the conversion of the Notes and the exercise of the Warrants, such number of shares of Common Stock as shall from time to time equal the Conversion Shares issuable upon the due conversion of the Notes and the

Warrant Shares issuable upon the due exercise of the Warrants in accordance with their respective terms.

          7.2 Intentionally Omitted.

          7.3 No Conflicting Agreements. The Company will not take any action, enter into any agreement or make any commitment that would conflict or interfere in any material respect with the Company's obligations to the Investors under the Transaction Documents.

          7.4 Insurance. The Company shall not materially reduce the insurance coverages described in Section 4.19.

          7.5 Compliance with Laws. The Company will comply in all material respects with all applicable laws, rules, regulations, orders and decrees of all governmental authorities.

          7.6 Listing of Underlying Shares and Related Matters. The Company shall take all necessary action to cause the Conversion Shares and the Warrant Shares to be listed on the Nasdaq Global Market no later than the Proposal Date. Further, if the Company applies to have its Common Stock or other securities traded on any other principal stock exchange or market, it shall include in such application the Conversion Shares and the Warrant Shares and will take such other action as is necessary to cause such Common Stock to be so listed. The Company will use commercially reasonable efforts to continue the listing and trading of its Common Stock on the Nasdaq Global Market and, in accordance, therewith, will use commercially reasonable efforts to comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of such market or exchange, as applicable.

          7.7 Termination of Covenants. The provisions of Sections 7.2 through
7.5 shall terminate and be of no further force and effect on the date on which the Company's obligations under the Registration Rights Agreement to register or maintain the effectiveness of any registration covering the Registrable Securities (as such term is defined in the Registration Rights Agreement) shall terminate.

          7.8 Removal of Legends. Upon the earlier of (i) registration for resale pursuant to the Registration Rights Agreement or (ii) Rule 144(k) becoming available, the Company shall (A) deliver to the transfer agent for the Common Stock (the "Transfer Agent") irrevocable instructions that the Transfer Agent shall reissue a certificate representing the Conversion Shares and the Warrant Shares without legends upon receipt by such Transfer Agent of the legended certificates for such shares or the Notes and/or the Warrants (or any legended certificates previously issued for such shares), together with either
(1) a customary representation by the Investor that Rule 144(k) applies to the shares of Common Stock represented thereby or (2) a statement by the Investor that such Investor has sold the shares of Common Stock represented thereby in accordance with the Plan of Distribution contained in the Registration Statement therefor, and (B) cause its counsel to deliver to the Transfer Agent one or more blanket opinions to the effect that the removal of such legends in such circumstances may be effected under the 1933 Act. From and after the earlier of such dates, upon an Investor's written request, the Company shall promptly cause certificates representing previously issued

Conversion Shares or Warrant Shares to be replaced with certificates which do not bear such restrictive legends, and Conversion Shares subsequently issued upon due conversion of the Notes and Warrant Shares subsequently issued upon due exercise of the Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Conversion Shares and/or Warrant Shares. When the Company is required to cause unlegended certificates to replace previously issued legended certificates, if: (1) unlegended certificates are not delivered to an Investor within three (3) Business Days of submission by that Investor of legended certificate(s) and supporting documentation to the Transfer Agent as provided above and (2) prior to the time such Conversion Shares and/or Warrant Shares are received free from restrictive legends, the Investor, or any third party on behalf of such Investor or for the Investor's account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Investor of such Conversion Shares and/or Warrant Shares (a "Buy-In"), then the Company shall pay in cash to the Investor (for costs incurred either directly by such Investor or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by such Investor as a result of the sale to which such Buy-In relates. The Investor shall provide the Company written notice indicating the amounts payable to the Investor in respect of the Buy-In.

          7.9 Proxy Statement; Stockholders Meeting. (a) The Company shall take all action necessary to call an annual meeting of its stockholders (the "Stockholders Meeting"), which shall conclude not later than December 31, 2006 (the "Stockholders Meeting Deadline"), for the purpose of, among other things, seeking approval of the Company's stockholders for the following proposals (collectively, the "Proposals"): (i) the issuance and sale to the Investors of the Conversion Shares and the Warrant Shares pursuant to Nasdaq Marketplace Rule 4350(i) and (ii) the Amendment. In connection therewith, the Company will, in accordance with its customary practice for annual meetings, prepare and file with the SEC proxy materials (including a proxy statement and form of proxy) for use at the Stockholders Meeting and, after receiving and promptly responding to any comments of the SEC thereon, shall mail such proxy materials to the stockholders of the Company. Each Investor shall furnish in writing to the Company such information relating to such Investor and its investment in the Company as the Company may reasonably request for inclusion in the Proxy Statement. The Company will comply with Section 14(a) of the 1934 Act and the rules promulgated thereunder in relation to any proxy statement (as amended or supplemented, the "Proxy Statement") and any form of proxy to be sent to the stockholders of the Company in connection with the Stockholders Meeting, and the Proxy Statement shall not, on the date that the Proxy Statement (or any amendment thereof or supplement thereto) is first mailed to stockholders or at the time of the Stockholders Meeting, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein not false or misleading, or omit to state any material fact necessary to correct any statement in any earlier communication with respect to the solicitation of proxies or the Stockholders Meeting which has become false or misleading. If the Company should discover at any time prior to the Stockholders Meeting, any event relating to the Company or any of its Subsidiaries or any of their respective affiliates, officers or directors that is required to be set forth in a supplement or amendment to the Proxy Statement, in addition to the Company's obligations under the 1934 Act, the Company will promptly inform the Investors thereof.

               (a) Subject to their fiduciary obligations under applicable law (as determined in good faith by the Company's Board of Directors after consultation with the Company's outside counsel), the Company's Board of Directors shall recommend to the Company's stockholders that the stockholders vote in favor of the Proposals (the "Company Board Recommendation") and take all commercially reasonable action (including, without limitation, the hiring of a proxy solicitation firm of nationally recognized standing) to solicit the approval of the stockholders for the Proposals unless the Board of Directors shall have modified, amended or withdrawn the Company Board Recommendation pursuant to the provisions of the immediately succeeding sentence. The Company covenants that the Board of Directors of the Company shall not modify, amend or withdraw the Company Board Recommendation unless the Board of Directors (after consultation with the Company's outside counsel) shall determine in the good faith exercise of its business judgment that maintaining the Company Board Recommendation would violate its fiduciary duty to the Company's stockholders. Whether or not the Company's Board of Directors modifies, amends or withdraws the Company Board Recommendation pursuant to the immediately preceding sentence, the Company shall in accordance with Section 146 of the Delaware General Corporation Law and the provisions of its Certificate of Incorporation and Bylaws, (i) take all action necessary to convene the Stockholders Meeting as promptly as practicable, but no later than the Stockholders Meeting Deadline, to consider and vote upon the approval of the Proposals and (ii) submit the Proposals at the Stockholders Meeting to the stockholders of the Company for their approval.

               (b) The Company shall file the Amendment with the Secretary of State of the State of Delaware no later than the close of business on the date the Proposals are approved by the Company's stockholders in accordance with this
Section 7.9.

          7.10 Delivery of Warrants. On the Proposal Date, the Company shall issue and deliver to the Investors for no additional consideration the Warrants in the amounts set forth opposite the Investors' names at the addresses set forth opposite such Investors' names on the signature pages hereto.

     8. Survival and Indemnification.

          8.1 Survival. The representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

          8.2 Indemnification. The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.

          8.3 Conduct of Indemnification Proceedings. Promptly after receipt by any Person (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 8.2, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.

     9. Miscellaneous.

          9.1 Successors and Assigns. This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Investors, as applicable, provided, however, that an Investor may assign its rights and delegate its duties hereunder in whole or in part to an Affiliate or to a third party acquiring some or all of its Securities in a private transaction without the prior written consent of the Company or the other Investors, after notice duly given by such Investor to the Company provided, that no such assignment or obligation shall affect the obligations of such Investor hereunder. The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          9.2 Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

          9.3 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          9.4 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one Business Day after delivery to such carrier. All notices shall be addressed to the party to be notified at the address as follows, or at such other address as such party may designate by ten days' advance written notice to the other party:

               If to the Company:

                    Zila, Inc.
                    5227 North 7th Street
                    Phoenix, Arizona 85014-2800
                    Attention:  Gary V. Klinefelter, Esq.
                    Fax:  (602) 230-8418

               If to the Investors:

to the addresses set forth on the signature pages hereto.

          9.5 Expenses. The parties hereto shall pay their own costs and expenses in connection herewith except that the Company shall pay the reasonable fees and expenses of Lowenstein Sandler PC not to exceed $35,000. Such expenses shall be paid not later than the Closing. The Company shall reimburse the Investors upon demand for all reasonable out-of-pocket expenses incurred by the Investors, including without limitation reimbursement of attorneys' fees and disbursements for one counsel on behalf of the Investors, in connection with any amendment, modification or waiver of this Agreement or the other Transaction Documents requested by the Company. In the event that legal proceedings are commenced by any party to this Agreement against another party to this Agreement in connection with this Agreement or the other Transaction Documents, the party or parties which do not prevail in such proceedings shall severally, but not jointly, pay their pro rata share of the reasonable attorneys' fees and other reasonable out-of-pocket costs and expenses incurred by the prevailing party in such proceedings.

          9.6 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Securities purchased under this Agreement at the time outstanding, each future holder of all such Securities, and the Company.

          9.7 Publicity. Except as set forth below, no public release or announcement concerning the transactions contemplated hereby shall be issued by the Company or the Investors without the prior consent of the Company (in the case of a release or announcement by the Investors) or the Investors (in the case of a release or announcement by the Company) (which consents shall not be unreasonably withheld), except as such release or announcement may be required by law or the applicable rules or regulations of any securities exchange or securities market, in which case the Company or the Investors, as the case may be, shall allow the Investors or the Company, as applicable, to the extent reasonably practicable in the circumstances, reasonable time to comment on such release or announcement in advance of such issuance. By 8:30 a.m. (New York City time) on the Trading Day immediately following the Closing Date, the Company shall issue a press release disclosing the consummation of the transactions contemplated by this Agreement. No later than the fourth Trading Day following the Closing Date, the Company will file a Current Report on Form 8-K attaching the press release described in the foregoing sentence as well as copies of the Transaction Documents. In addition, the Company will make such other filings and notices in the manner and time required by the SEC or Nasdaq. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the SEC (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the 1934 Act) or any regulatory agency or Nasdaq, without the prior written consent of such Investor, except to the extent such disclosure is required by law or trading market regulations, in which case the Company shall provide the Investors with prior notice of such disclosure.

          9.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

          9.9 Entire Agreement. This Agreement, including the Exhibits and the Disclosure Schedules, and the other Transaction Documents constitute the entire agreement among the parties hereof with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both oral and written, between the parties with respect to the subject matter hereof and thereof.

          9.10 Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

          9.11 Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

          9.12 Independent Nature of Investors' Obligations and Rights. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor acknowledges that no other Investor has acted as agent for such Investor in connection with making its investment hereunder and that no Investor will be acting as agent of such Investor in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

                            [signature page follows]

     IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:                            ZILA, INC.


                                        By: /s/ Gary V. Klinefelter
                                            ------------------------------------
                                        Name: Gary V. Klinefelter
                                        Title: Vice President, General Counsel
                                               and Secretary

The Investors:

                                        Atlas Master Fund, Ltd.


                                        By: /s/ Scott Schroeder
                                            ------------------------------------
                                        Name: Scott Schroeder
                                        Title: Managing Director and General
                                               Counsel

Aggregate Purchase Price: $4,500,001
Principal Amount of Notes: $4,500,001
Number of Warrants: 715,909

Address for Notice:

c/o Visium Asset Management, LLC
135 E. 57th Street, 27th Floor
New York, NY 10022

The Investors:

                                        Visium Balanced Offshore Fund, Ltd.


                                        By: /s/ Mark Gottlieb
                                            ------------------------------------
                                        Name: Mark Gottlieb
                                        Title: CCO

Aggregate Purchase Price: $3,016,466.20
Principal Amount of Notes: $3,016,466.20
Number of Warrants: 479,892

Address for Notice:

c/o Visium Asset Management, LLC
135 E. 57th Street, 27th Floor
New York, NY 10022

The Investors:

                                        Visium Long Bias Fund, LP


                                        By: /s/ Mark Gottlieb
                                            ------------------------------------
                                        Name: Mark Gottlieb
                                        Title: CCO

Aggregate Purchase Price: $557,959.60
Principal Amount of Notes: $557,959.60
Number of Warrants: 88,766

Address for Notice:

c/o Visium Asset Management, LLC
135 E. 57th Street, 27th Floor
New York, NY 10022

The Investors:

                                        Visium Long Bias Offshore Fund, Ltd.


                                        By: /s/ Mark Gottlieb
                                            ------------------------------------
                                        Name: Mark Gottlieb
                                        Title: CCO

Aggregate Purchase Price: $2,114,145
Principal Amount of Notes: $2,114,145
Number of Warrants: 336,341

Address for Notice:

c/o Visium Asset Management, LLC
135 E. 57th Street, 27th Floor
New York, NY 10022

The Investors:

                                        Visium Balanced Fund, LP


                                        By: /s/ Mark Gottlieb
                                            ------------------------------------
                                        Name: Mark Gottlieb
                                        Title: CCO

Aggregate Purchase Price: $1,811,429.40
Principal Amount of Notes: $1,811,429.40
Number of Warrants: 288,181

Address for Notice:

c/o Visium Asset Management, LLC
135 E. 57th Street, 27th Floor
New York, NY 10022

                                    EXHIBIT A

THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

                       6% SENIOR SECURED CONVERTIBLE NOTE

$_______________                                               November __, 2006

          FOR VALUE RECEIVED, Zila, Inc., a Delaware corporation (the "Company"), hereby unconditionally promises to pay to the order of ________________ (the "Holder"), having an address at
__________________________, at such address or at such other place as may be designated in writing by the Holder, or its assigns, the aggregate principal sum of _______ Million United States Dollars ($__________), together with interest from the date set forth above on the unpaid principal balance of this Note outstanding at a rate equal to six percent (6%) (computed on the basis of the actual number of days elapsed in a 360-day year) per annum and continuing on the outstanding principal until this 6% Senior Secured Convertible Note (the "Note") is converted into Common Stock as provided herein or indefeasibly and irrevocably paid in full by the Company. Interest on this Note shall accrue and shall be payable quarterly on each subsequent January [__], April [__], July [__], and anniversary hereof until the Stated Maturity Date (as defined below). Subject to the other provisions of this Note, the principal of this Note and all accrued and unpaid interest hereon shall mature and become due and payable on November __, 2009 (the "Stated Maturity Date"). Except as provided herein, all payments of principal and interest by the Company under this Note shall be made in United States dollars in immediately available funds to an account specified by the Holder. In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Company, then such excess sum shall be credited by the Holder as a payment of principal.

          Upon the occurrence and during the continuation of any Event of Default hereunder, all amounts outstanding hereunder shall bear interest at an annual rate of fifteen percent (15%). For purposes of any of the covenants set forth in Sections 5(a)(xiii) through 5(a)(xvi) only, any Event of Default caused by a breach of any such covenant shall be cured and shall no longer continue upon the satisfaction by the Company of such covenant for the next succeeding quarter, to the extent applicable. In no event shall any interest charged, collected or reserved under this Note exceed the maximum rate then permitted by applicable law and if any such payment is paid by the Company, then such excess sum shall be credited by the Holder as a payment of principal.

          This Note is one of a series of Notes (the "Company Notes") of like tenor in an aggregate principal amount of Twelve Million United States Dollars ($12,000,000) issued by the Company pursuant to the terms of the Purchase Agreement (as defined below).

     1. Definitions. Capitalized terms used herein shall have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein. Unless the context otherwise requires, when used herein the following terms shall have the meaning indicated:

          "Additional Rights" has the meaning set forth in Section 4 hereof.

          "Affiliate" shall mean, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries Controls, is controlled by, or is under common control with, such Person.

          "Automatic Conversion Event" has the meaning set forth in Section 4(b) hereof.

          "Board" shall mean the Board of Directors of Company.

          "Business Day" other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

          "Cash Equivalents" means (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition; (b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Ratings Services ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any commercial bank satisfying the requirements of clause (b) of this definition; or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition or money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, as amended, (ii) are rated AAA by S&P and Aaa by Moody's and (iii) have portfolio assets of at least $5,000,000,000.

          "Closing Date" has the meaning set forth in the Purchase Agreement.

          "Common Stock" shall mean the Common Stock, par value $0.001 per share, of the Company or any securities into which shares of Common Stock may be reclassified after the date hereof.

          "Company" has the meaning set forth in the first paragraph hereof.

          "Company Notes" has the meaning set forth in the third paragraph hereof.

          "Consolidated Net Income" means, for any period, the aggregate net income (or loss) of the Company and its Subsidiaries for such period on a consolidated basis, determined in accordance with GAAP, consistently applied for all relevant periods, less (i) gains and losses from any sale, lease, conveyance, transfer or other disposition of any assets or property of the Company and its Subsidiaries, other than in the ordinary course of business, including the tax effects thereof and (ii) items classified under GAAP, consistently applied for all relevant periods, as extraordinary or non-recurring gains and losses, and the related tax effects thereof.

          "Control" (including the terms "controlling", "controlled by" or "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

          "Conversion Price" shall mean initially $2.20 per share, subject to adjustment as provided in Section 4.

          "Conversion Shares" means the shares of Common Stock issuable upon conversion of this Note.

          "Convertible Securities" has the meaning set forth in Section 4 hereof.

          "EBITDA" means, for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense (other than income taxes attributable to extraordinary, unusual or non-recurring gains or losses), (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness, (c) depreciation and amortization expense, and (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs and minus, to the extent included in the statement of such Consolidated Net Income for such period, interest income, all as determined on a consolidated basis.

          "Event of Default" has the meaning set forth in Section 6 hereof.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

          "Excluded Issuances" has the meaning set forth in Section 4(j) hereof.

          "Fiscal Year" means the period commencing on August 1 of any year and ending on July 31 of the following year.

          "Free Cash" as of any date means the sum of the Company's unrestricted cash and Cash Equivalents, determined on a consolidated basis, less the amount of all Indebtedness outstanding under the Future Working Capital Line.

          "Future Working Capital Line" means Indebtedness of the Company (i) in the form of one or more working capital line of credit facilities and (ii) that is secured by the Company's accounts and inventory; provided, that the aggregate of all such working capital line of credit facilities shall not exceed $7,000,000.

          "GAAP" means generally accepted accounting principles in the United States applied on a consistent basis as in effect on the date hereof.

          "Hedging Agreement" means any interest rate swap, collar, cap, floor or forward rate agreement or other agreement regarding the hedging of interest rate risk exposure executed in connection with hedging the interest rate exposure of any Person and any confirming letter executed pursuant to such agreement, all as amended, supplemented, restated or otherwise modified from time to time.

          "Holder" has the meaning set forth in the first paragraph hereof.

          "Indebtedness" means any liability or obligation (i) for borrowed money, other than trade payables incurred in the ordinary course of business,
(ii) evidenced by bonds, debentures, notes, or other similar instruments, (iii) in respect of letters of credit or other similar instruments (or reimbursement obligations with respect thereto), except letters of credit or other similar instruments issued to secure payment of trade payables or obligations in respect of workers' compensation, unemployment insurance and other social security laws or regulation, all arising in the ordinary course of business consistent with past practices, (iv) to pay the deferred purchase price of property or services, except trade payables arising in the ordinary course of business consistent with past practices, (v) as lessee under capitalized leases, (vi) secured by a Lien on any asset of the Company or a Subsidiary, whether or not such obligation is assumed by the Company or such Subsidiary.

          "Investment" means, for any Person: (a) the acquisition (whether for cash, property, services or securities or otherwise) of capital stock, bonds, notes, debentures, partnership or other ownership interests or other securities of any other Person or any agreement to make any such acquisition (including, without limitation, any "short sale" or any sale of any securities at a time when such securities are not owned by the Person entering into such sale); (b) the making of any deposit with, or advance, loan or other extension of credit to, any other Person (including the purchase of property from another Person subject to an understanding or agreement, contingent or otherwise, to resell such property to such Person), but excluding any such advance, loan or extension of credit having a term not exceeding 90 days arising in connection with the sale of inventory or supplies by such Person in the ordinary course of business;
(c) the entering into of any guarantee of, or other contingent obligation with respect to, Indebtedness or other liability of any other Person and (without duplication) any amount committed to be advanced, lent or extended to such Person; or (d) the entering into of any

Hedging Agreement.

          "Investors" has the meaning set forth in the Purchase Agreement.

          "Lien" means any lien, mortgage, deed of trust, pledge, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof and any agreement to give any of the foregoing).

          "Majority Holders" has the meaning set forth in Section 8 hereof.

          "Market Price", as of a particular date (the "Valuation Date"), shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last Trading Day prior to the Valuation Date; (b) if the Common Stock is then quoted on the National Association of Securities Dealers, Inc. OTC Bulletin Board (the "Bulletin Board") or such similar quotation system or association, the closing sale price of one share of Common Stock on the Bulletin Board or such other quotation system or association on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; (c) if such security is then included in the "pink sheets," the closing sale price of one share of Common Stock on the "pink sheets" on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the "pink sheets" as of the end of the last Trading Day prior to the Valuation Date; or (d) if the Common Stock is not then listed on a national stock exchange or quoted on the Bulletin Board, the "pink sheets" or such other quotation system or association, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Holder. If the Common Stock is not then listed on a national securities exchange or quoted on the Bulletin Board, the "pink sheets" or other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Holder are unable to agree upon the fair market value in respect of subpart (d) of this paragraph, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Holder.

          "Note" has the meaning set forth in the first paragraph hereof.

          "Optional Conversion Date" has the meaning set forth in Section 4(a) hereof.

          "Options" has the meaning set forth in Section 4 hereof.

          "OraTest Expenses" means, for any period, the sum of (i) personnel, general and administrative expense and research and development expenses of the Company's Biotech Business Unit for such period and (ii) product launch and commercialization expenses of the Company's Biotech Business Unit for such period that are specifically and directly related to the Company's OraTest product. All of such expenses shall be determined and allocated pursuant to GAAP and, to the extent consistent with GAAP, the Company's existing accounting principles, applied on a basis consistent with the Company's historical financial statements.

          "Permitted Indebtedness" means:

          (a) Unsecured Indebtedness existing on the Closing Date and refinancings, renewals and extensions of any such Indebtedness if (i) the average life to maturity thereof is greater than or equal to that of the Indebtedness being refinanced or extended (ii) the principal amount thereof or interest payable thereon is not increased, and (iii) the terms thereof are not less favorable to the Company or the Subsidiary incurring such Indebtedness than the Indebtedness being refinanced, renewed or extended;

          (b) the Future Working Capital Line;

          (c) the PIPE Notes;

          (d) Guaranties by any Subsidiary of any "Permitted Indebtedness" of the Company or another Subsidiary;

          (e) Indebtedness representing the deferred purchase price of property and capital lease obligations which collectively does not exceed $1,000,000 in aggregate principal amount; and

          (f) Indebtedness of the Company to any wholly owned Subsidiary and Indebtedness of any wholly owned Subsidiary to the Company or another wholly owned Subsidiary which constitutes "Permitted Indebtedness."

          "Permitted Investments" means:

          (a) direct obligations of the United States of America, or of any agency thereof, or obligations guaranteed as to principal and interest by the United States of America, or of any agency thereof, in either case maturing not more than 90 days from the date of acquisition thereof;

          (b) certificates of deposit issued by any bank or trust company organized under the laws of the United States of America or any State thereof and having capital, surplus and undivided profits of at least $500,000,000, maturing not more than 90 days from the date of acquisition thereof;

          (c) commercial paper rated A-1 or better or P-1 by Standard & Poor's Ratings Services or Moody's Investors Services, Inc., respectively, maturing not more than 90 days from the date of acquisition thereof; in each case so long as the same (x) provide for the payment of principal and interest (and not principal alone or interest alone) and (y) are not subject to any contingency regarding the payment of principal or interest; and

          (d) the acquisition contemplated by the non-binding letter of intent described in the Company's definitive proxy statement, dated September 6, 2006 (the "September Proxy Statement"), of all of the equity interests of an entity in the dental products industry; provided, that the acquisition is consummated on substantially the terms described in the September Proxy Statement (the "Permitted Acquisition").

          "Permitted Liens" means:

          (a) Liens imposed by law for taxes that are not yet due or are being contested in good faith and for which adequate reserves have been established on the Company's books and records in accordance with U.S. generally accepted accounting principles, consistently applied;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's and other like Liens imposed by law, arising in the ordinary course of business and securing obligations that are not overdue by more than 30 days or that are being contested in good faith and by appropriate proceedings;

          (c) pledges and deposits made in the ordinary course of business in compliance with workers' compensation, unemployment insurance and other social security laws or regulations;

          (d) deposits to secure the performance of bids, trade contracts, leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature, in each case in the ordinary course of business;

          (e) easements, zoning restrictions, rights-of-way and similar encumbrances on real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company or any of its Subsidiaries; and

          (f) Liens granted to secure the obligations of the Company or any Subsidiary under any Indebtedness permitted under clauses (b) and (e) of the definition of "Permitted Indebtedness"; provided, however, that any Liens securing Indebtedness permitted under (i) clause (b) of such definition shall be limited to the Company's accounts and inventory and (ii) clause (e) of such definition shall be limited to the property acquired through such Indebtedness.

          "Person" means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

          "PIPE Notes" means up to $12,075,000 in aggregate principal amount of the Company's 12% Convertible Notes due May __, 2007.

          "PIPE Purchase Agreement" shall mean the Purchase Agreement, dated as of November __, 2006, and as that agreement may be amended from time to time, by and among the Company and the certain investors thereto, relating to the sale and issuance of 9,100,000 shares of Company's Common Stock, warrants to purchase 8,508,000 shares of the Company's Common Stock and the issuance of the PIPE Notes.

          "Pro Forma Consolidated Net Income" means, for any period, Consolidated Net Income for such period minus the OraTest Expenses for such period.

          "Pro Forma EBITDA" means, for any period, EBITDA for such period minus the OraTest Expenses for such period.

          "Proposal Date" has the meaning set forth in the Purchase Agreement.

          "Purchase Agreement" shall mean the Purchase Agreement, dated as of November __, 2006, and as that agreement may be amended from time to time, by and among the Company and the Investors.

          "Qualifying Event of Default" means an Event of Default of the type specified in Sections 6(b), 6(g) and 6(j).

          "Registration Rights Agreement" shall mean the Registration Rights Agreement, dated as of November __, 2006, and as that agreement may be amended from time to time, by and among the Company and the Investors.

          "Restricted Payment" has the meaning set forth in Section 5(b)(iv) hereof.

          "Security Agreement" has the meaning set forth in the Purchase Agreement.

          "Security Documents" means the collective reference to the Security Agreement and each other agreement or writing pursuant to which the Company purports to pledge or grant a security interest in any property or assets securing the Company's obligations or any such Person purports to guaranty the payment and/or performance of the Company's obligations, in each case, as amended, restated, supplemented or otherwise modified from time to time.

          "Stated Maturity Date" has the meaning set forth in the first paragraph hereof.

          "Subsidiary" of any Person means another Person, an amount of the voting securities, other voting ownership or voting partnership interests of which is sufficient to elect at least a majority of its Board of Directors or other governing body (or, if there are no such voting interests, 50% or more of the equity interests of which) is owned directly or indirectly by such first Person.

          "Trading Day" means (i) if the relevant stock or security is listed or admitted for trading on The New York Stock Exchange, Inc., the Nasdaq Global Market, the Nasdaq Capital Market or any other national securities exchange, a day on which such exchange is open for business; (ii) if the relevant stock or security is quoted on a system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or
(iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on any system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded in a regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available, shall mean a day, other than a Saturday or Sunday, on which The New York Stock Exchange, Inc. is open for trading.

          "Trigger Issuance" has the meaning set forth in Section 4(i) hereof.

     2. Purchase Agreement. This Note is one of the several 6% Senior Secured Convertible Notes of the Company issued pursuant to the Purchase Agreement. This
Note is subject to the terms and conditions of, and entitled to the benefit of, the provisions of the Purchase Agreement. This Note is transferable and assignable to any Person to whom such transfer is permissible under the Purchase Agreement and applicable law. The Company agrees to issue from time to time a replacement Note in the form hereof to facilitate such transfers and assignments. In addition, after delivery of an indemnity in form and substance reasonably satisfactory to the Company, the Company also agrees to promptly issue a replacement Note if this Note is lost, stolen, mutilated or destroyed.

     3. Prepayment. This Note shall not be prepayable or redeemable by the Company prior to the Stated Maturity Date.

     4. Conversion.

          (a) The Holder shall have the right, at its option, exercisable at any time after the Proposal Date, effective upon delivery to the Company of a Conversion Notice, to convert all or a portion of the principal amount of this Note and any accrued and unpaid interest due on the portion of the principal amount of this Note being converted into fully paid and nonassessable shares of the Common Stock at the Conversion Price then in effect. The date of any optional conversion is hereinafter referred to as the "Optional Conversion Date."

          (b) Subject to the provisions of this clause (b), all of the principal amount of this Note and any accrued and unpaid interest due hereon shall automatically and without any action on the part of the Holder convert into fully paid and nonassessable shares of Common Stock at the Conversion Price then in effect, in the event that the closing bid price of a share of Common Stock as traded on the Nasdaq Global Market (or such other exchange or stock market on which the Common Stock may then be listed or quoted) equals or exceeds $7.00 (appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock occurring after the date hereof) for twenty (20) consecutive trading days commencing after the Proposal Date and during which the Registration Statement (as defined in the Registration Rights Agreement) has been effective (such date, the "Automatic Conversion Date"); provided that (i) such automatic conversion applies to all of the Company Notes then outstanding on the same terms, (ii) all of the shares of Common Stock issuable hereunder either (A) are registered pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement) which has not been suspended and for which no stop order is in effect, and pursuant to which the Holder is able to sell such shares of Common Stock immediately following the Automatic Conversion Date or (B) no longer constitute Registrable Securities (as defined in the Registration Rights Agreement) and (iii) this Note is then fully convertible into shares of Common Stock. No later than one Business Day following the Automatic Conversion Date, the Company shall give written notice to the Holder advising the Holder of the Automatic Conversion Date.

          (c) Promptly after the Automatic Conversion Date or any Optional Conversion Date, as applicable, the Holder of this Note shall deliver this Note to the Company

(or, in lieu thereof, an appropriate lost security affidavit in the event this Note shall have been lost or destroyed, together with a customary indemnity agreement) to the Company at its principal office (or such other office or agency of the Company as the Company may designate by notice in writing to the Holder), together with a statement of the name or names (with address) in which the certificate or certificates for the Conversion Shares issuable upon such conversion shall be issued. Promptly following the surrender of this Note (or, in lieu thereof, delivery of an appropriate lost security affidavit in the event this Note shall have been lost or destroyed, together with a customary indemnity agreement) as aforesaid, but in no event more than three (3) Business Days thereafter, the Company shall issue and deliver, or cause to be issued and delivered, to the Holder, registered in such name or names as the Holder may direct in writing, a certificate or certificates for the number of whole Conversion Shares issuable upon the conversion of this Note and, in the case of an optional conversion of less than the entire amount of this Note, a new note of like tenor in the principal amount of this Note not being converted on the relevant Optional Conversion Date. To the extent permitted by law, such conversion shall be deemed to have been effected, and the Conversion Price shall be determined, as of the close of business on the Automatic Conversion Date or the Optional Conversion Date, as applicable, and at such time, the rights of the Holder shall cease with respect to the Note, or amount thereof, being converted, and the Person or Persons in whose name or names any certificate or certificates for Conversion Shares shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the Conversion Shares represented thereby.

          (d) No fractional shares shall be issued upon any conversion of this
Note into Common Stock. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 4(d), be delivered upon such conversion, the Company, in lieu of delivering such fractional share, shall pay to the Holder an amount in cash equal to the Market Price of such fractional share of Common Stock.

          (e) If the Company shall, at any time or from time to time while this
Note is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Conversion Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and
(ii) the number of Conversion Shares issuable upon conversion of this Note shall be adjusted by multiplying the number of Conversion Shares issuable upon conversion of this Note immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Conversion Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Conversion Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above. Such adjustments shall be made successively whenever any event listed above shall occur.

          (f) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company's assets to another Person shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right, at its option, either (i) to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Conversion Shares immediately theretofore issuable upon conversion of this Note such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Conversion Shares equal to the number of Conversion Shares immediately theretofore issuable upon conversion of this Note, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Conversion Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the conversion hereof or (ii) in the event or any such consolidation or merger of the Company or such sale, transfer or other disposition of all or substantially all of the Company's assets only, to cause the Company to redeem this Note at a redemption price equal to 110% of the outstanding principal amount of this Note, together with all accrued and unpaid interest hereon to the date of redemption, which right must be exercised by the Holder within ten (10) Business Days after receipt by it from the Company of written notice of the occurrence of any transaction giving rise to such right. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Holder, at the last address of the Holder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase, without regard to any conversion limitation specified in Section 4, and the other obligations under this Note. The provisions of this paragraph (f) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

          (g) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 4(e)), or subscription rights or warrants, the Conversion Price to be in effect after such payment date shall be determined by multiplying the Conversion Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Board in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price immediately prior to such payment date. Such adjustment shall be made successively whenever such a payment date is fixed.

          (h) An adjustment to the Conversion Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

          (i) In the event that, as a result of an adjustment made pursuant to this Section 4, the Holder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon conversion of this Note shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions contained in this Note.

          (j) Except as provided in Section 4(j) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of Sections 4(j)(i) through 4(j)(vii) hereof, deemed to have issued or sold, any Additional Shares of Common Stock (as defined below) for no consideration or for a consideration per share less than the Conversion Price in effect immediately prior to the time of such issuance or sale, then and in each such case (a "Trigger Issuance") the then-existing Conversion Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:

          Adjusted Conversion Price = (A x B) + D
                                      -----------
                                        A+C

                    where

                    "A" equals the number of shares of Common Stock outstanding, including Additional Shares of Common Stock (as defined below) deemed to be issued hereunder, immediately preceding such Trigger Issuance;

                    "B" equals the Conversion Price in effect immediately preceding such Trigger Issuance;

                    "C" equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

                    "D" equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance;

provided, however, that in no event shall the Conversion Price after giving effect to such Trigger Issuance be greater than the Conversion Price in effect prior to such Trigger Issuance.

          For purposes of this subsection (j), "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or sold by the Company or deemed to be issued or sold pursuant to this subsection (j), other than Excluded Issuances (as defined in subsection (k) hereof).

          For purposes of this Section 4(j), the following subsections (j)(i) to
(j)(viii) shall also be applicable (subject, in each such case, to the provisions of Section 4(k) hereof):

          (i) In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing
(i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus
(z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Conversion Price immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price. Except as otherwise provided in subsection 4(i)(iii), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

          (ii) In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Conversion Price immediately prior to the time of such issuance or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Conversion Price, provided that (a) except as otherwise provided in subsection 4(j)(iii), no adjustment of the Conversion Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Conversion Price shall be made by reason of the issuance or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Conversion Price have been made pursuant to the other provisions of Section 4(j).

          (iii) Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 4(j)(i) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 4(j)(i) or 4(j)(ii), or the rate at which Convertible Securities referred to in subsections 4(j)(i) or 4(j)(ii) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Conversion Price in effect at the time of such event shall forthwith be readjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 4(j) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 4(j) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Conversion Price then in effect hereunder shall forthwith be changed to the Conversion Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

          (iv) Subject to the provisions of this Section 4(j), in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; provided, that if any adjustment is made to the Conversion Price as a result of a declaration of a dividend and such dividend is rescinded, the Conversion Price shall be appropriately readjusted to the Conversion Price in effect had such dividend not been declared.

          (v) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the "Additional Rights") are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Holder). The Board shall respond promptly, in writing, to an inquiry by the Holder as to the fair market value of the Additional Rights. In the event that the Board and the Holder are unable to agree upon the fair market value of the Additional Rights, the Company and the Holder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Holder.

          (vi) In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or
(ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

          (vii) The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issuance or sale of Common Stock for the purpose of this subsection (j).

          (viii) Notwithstanding any other provision in this subsection (j) to the contrary, if a reduction in the Conversion Price pursuant to this subsection
(j) (other than as set forth in this clause (viii)) would require the Company to obtain stockholder approval of the transactions contemplated by the Purchase Agreement to be consummated on the Closing Date pursuant to Nasdaq Marketplace Rule 4350(i) and such stockholder approval has not been obtained, (i) the Conversion Price shall be reduced to the maximum extent that would not require stockholder approval under such Rule, and (ii) the Company shall use its commercially reasonable efforts to obtain such stockholder approval as soon as reasonably practicable, including by calling a special meeting of stockholders to vote on such Conversion Price adjustment. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction contemplated by Section 4 of this Note.

          (k) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Conversion Price in the case of the issuance of (A) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, provided such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof, (C) securities issued pursuant to the Purchase Agreement and securities issued upon the exercise or conversion of those securities, (D) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the

Conversion Price pursuant to the other provisions of this Note) and (E) securities issued pursuant to the PIPE Purchase Agreement (collectively, "Excluded Issuances").

          (l) In case at any time:

          (i) the Company shall declare any dividend upon its Common Stock or any other class or series of capital stock of the Company payable in cash or stock or make any other distribution to the holders of its Common Stock or any such other class or series of capital stock;

          (ii) the Company shall offer for subscription pro rata to the holders of its Common Stock or any other class or series of capital stock of the Company any additional shares of stock of any class or other rights; or

          (iii) there shall be any capital reorganization or reclassification of the capital stock of the Company, any acquisition or a liquidation, dissolution or winding up of the Company;

then, in any one or more of said cases, the Company shall give, by delivery in person or by certified or registered mail, return receipt requested, addressed to the Holder at the address of such Holder as shown on the books of the Company, (a) at least 20 Business Days' prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any event set forth in clause (iii) of this Section 4(l) and (b) in the case of any event set forth in clause (iii) of this Section 4(l), at least 20 Business Days' prior written notice of the date when the same shall take place. Such notice in accordance with the foregoing clause (a) shall also specify, in the case of any such dividend, distribution or subscription rights, the date on which the holders of Common Stock or such other class or series of capital stock shall be entitled thereto and such notice in accordance with the foregoing clause (b) shall also specify the date on which the holders of Common Stock and such other series or class of capital stock shall be entitled to exchange their Common Stock and other stock for securities or other property deliverable upon consummation of the applicable event set forth in clause (iii) of this Section 4(l).

          (m) Upon any adjustment of the Conversion Price, then and in each such case the Company shall give prompt written notice thereof, by delivery in person or by certified or registered mail, return receipt requested, addressed to the Holder at the address of such Holder as shown on the books of the Company, which notice shall state the Conversion Price resulting from such adjustment and setting forth in reasonable detail the method upon which such calculation is based.

          (n) From and after the effectiveness of the Amendment (as defined in the Purchase Agreement), the Company shall at all times reserve and keep available out of its authorized Common Stock, solely for the purpose of issuance upon conversion of this Note as herein provided, such number of shares of Common Stock as shall then be issuable upon the conversion of this Note. The Company covenants that all shares of Common Stock which shall be so issued shall be duly and validly issued and fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof, and, without limiting the generality of the foregoing, and that the Company will from time to time take all such action as may be requisite to assure that the par value per share of the Common Stock is at all times equal to or less than the Conversion Price in effect at the time. The Company shall take all such action as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or regulation, or of any requirement of any national securities exchange or trading market upon which the Common Stock may be listed. The Company shall not take any action which results in any adjustment of the Conversion Price if the total number of shares of Common Stock issued and issuable after such action upon conversion of this Note would exceed the total number of shares of Common Stock then authorized by the Company's Certificate of Incorporation.

          (o) The issuance of certificates for shares of Common Stock upon conversion of this Note shall be made without charge to the holders thereof for any issuance tax in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than that of the Holder. When the Company is required to issue Conversion Shares hereunder, if:
(1) certificates representing such Conversion Shares are not delivered to the Holder within three (3) Business Days of the Automatic Conversion Date or the Optional Conversion Date, as applicable, and (2) prior to the time such certificates are received, the Holder, or any third party on behalf of such Holder or for the Holder's account, purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of such certificates (a "Buy-In"), then the Company shall pay in cash to the Holder (for costs incurred either directly by such Holder or on behalf of a third party) the amount by which the total purchase price paid for Common Stock as a result of the Buy-In (including brokerage commissions, if any) exceeds the proceeds received by the Holder as a result of the sale to which such Buy-In relates. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In.

          (p) The Company will not at any time close its transfer books against the transfer, as applicable, of this Note or of any shares of Common Stock issued or issuable upon the conversion of this Note in any manner which interferes with the timely conversion of this Note, except as may otherwise be required to comply with applicable securities laws.

          (q) Notwithstanding anything to the contrary contained herein, the number of Conversion Shares that may be acquired by the Holder upon any conversion of this Note (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such conversion (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such conversion). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction contemplated by Section 4(f) of this Note. This restriction may not be waived.

     5. Covenants.

          (a) So long as any amount due under this Note is outstanding and until the earlier of (i) the indefeasible payment in full of all amounts payable by the Company hereunder and (ii) the conversion of this Note:

          (i) The Company shall and shall cause each of its Subsidiaries to (A) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducting, (B) do all things necessary to remain duly organized, validly existing, and in good standing as a domestic corporation under the laws of its state of incorporation and (C) maintain all requisite authority to conduct its business in those jurisdictions in which its business is conducted.

          (ii) The Company shall promptly notify the Holder in writing of (A) any change in the business or the operations the Company or any Subsidiary which could reasonably be expected to have a Material Adverse Effect, and (B) any information which indicates that any financial statements which are the subject of any representation contained in the Transaction Documents, or which are furnished to the Holder pursuant to the Transaction Documents, fail, in any material respect, to present fairly, as of the date thereof and for the period covered thereby, the financial condition and results of operations purported to be presented therein, disclosing the nature thereof.

          (iii) The Company shall promptly notify the Holder of the occurrence of any Event of Default or any event which, with the giving of notice, the lapse of time or both would constitute an Event of Default, which notice shall include a written statement as to such occurrence, specifying the nature thereof and the action (if any) which is proposed to be taken with respect thereto.

          (iv) The Company shall promptly notify the Holder of any action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency against the Company or any Subsidiary or to which the Company or any Subsidiary may be subject which alleges damages in excess of Two Hundred Fifty Thousand United States Dollars ($250,000).

          (v) The Company shall promptly notify the Holder of any default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which the Company or any Subsidiary is a party which default could reasonably be expected to have a Material Adverse Effect.

          (vi) The Company shall and shall cause each Subsidiary to promptly take any and all actions necessary to execute any definitive documentation (which documentation shall include customary representations, warranties, covenants, conditions and agreements, and any UCC financing statements) reasonably requested by the Holder, for obtaining the benefits of the Security Agreement, subject to the terms and conditions stated therein.

          (vii) The Company shall and shall cause each Subsidiary to pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or property, except those that are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside.

          (viii) The Company shall and shall cause each Subsidiary to all times maintain with financially sound and reputable insurance companies insurance covering its assets and its businesses in such amounts and covering such risks (including, without limitation, hazard, business interruption and public liability) as is consistent with sound business practice and as may be obtained at commercially reasonable rates. The insurance policies will comply with the provisions of Section 11 of the Security Agreement.

          (ix) The Company shall and shall cause each Subsidiary to comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which they may be subject except where the failure to so comply could not reasonably be expected to have a Material Adverse Effect.

          (x) The Company shall and shall cause each Subsidiary to use commercially reasonable efforts to do all things necessary to maintain, preserve, protect and keep its properties in good repair, working order and condition and use commercially reasonable efforts to make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted.

          (xi) At its own expense, the Company shall and shall cause each Subsidiary to make, execute, endorse, acknowledge, file and/or deliver any documents and take all commercially reasonable actions necessary or required to maintain its ownership rights in its Intellectual Property, including, without limitation, (i) any action reasonably required to protect the Intellectual Property in connection with any infringement, suspected infringement, passing off, act of unfair competition or other unlawful interference with the rights of the Company or any Subsidiary in and to such Intellectual Property, and (ii) any registrations with the United States Patent & Trademark Office and any corresponding foreign patent and/or trademark office required for the Company or any Subsidiary to carry on its business as presently conducted and as presently proposed to be conducted. Except for non-exclusive licenses granted in the ordinary course of business, the Company shall not and shall cause each Subsidiary not to transfer, assign or otherwise convey the Intellectual Property, any registrations or applications thereof and all goodwill associated therewith, to any person or entity.

          (xii) Promptly after the occurrence thereof, the Company shall and shall cause each Subsidiary to inform the Holder of the following material developments: (i) entering into material agreements outside the ordinary course of business consistent with past practice, (ii) any issuance of debt securities by the Company or any Subsidiary, (iii) the incurrence of any Indebtedness, other than Permitted Indebtedness, by the Company or any Subsidiary, (iv) a change in the number of the Board of Directors of the Company, (v) a sale, lease or transfer of any material portion of the assets of the Company or any Subsidiary and (vi) any change in ownership of any Subsidiary (specifying the details of any such change, including the identity and ownership amount of any new owner).

          (xiii) The Company shall maintain, as at the end of each fiscal quarter commencing with the fiscal quarter ending January 31, 2007, Free Cash in an amount not less than $4,500,000 (the "Cash Target"); provided, however, that if the Company's Peridex(R) product line is divested, the Cash Target shall be increased to $10,500,000 effective as of the closing date of such divestiture.

          (xiv) The Company shall maintain Pro Forma EBITDA of at least $1 (the "EBITDA Target") for each of the fiscal quarters ending January 31, 2008 and April 30, 2008; provided, however, that if the Company's Peridex(R) product line is divested, the EBITDA Target shall be decreased by $1,500,000 on an annualized basis, commencing on the closing date of such divestiture. For the avoidance of doubt, if the Peridex(R) divestiture is consummated on December 31, 2007, the EBITDA Target for the fiscal quarter ending January 31, 2008 would be -$125,000 and the EBITDA Target for the fiscal quarter ending April 30, 2008 would be -$375,000.

          (xv) The Company shall have Pro Forma Consolidated Net Income of at least $1 (the "Net Income Target") for the fiscal quarter ended July 31, 2008; provided, however, that if the Company's Peridex(R) product line is divested, the Net Income Target shall be decreased by $1,500,000 on an annualized basis, commencing on the closing date of such divestiture. For the avoidance of doubt, if the Peridex(R) divestiture is consummated on June 30, 2008, the Net Income Target for the fiscal quarter ending July 31, 2008 would be -$125,000 and if the Peridex(R) divestiture is consummated on April 15, 2008, the Net Income Target for the fiscal quarter ending July 31, 2008 would be -$375,000.

          (xvi) The Company shall have Consolidated Net Income of at least $1 for each fiscal quarter commencing with the fiscal quarter ending October 31, 2008.

          (xvii) Within 45 days after the end of each of the first three fiscal quarters and within 60 days after the end of each Fiscal Year, the Company shall deliver to the Holder an officer's certificate, in a form reasonably satisfactory to the Holder and signed by the Company's Chief Financial Officer, certifying as to the Company's compliance with all of the terms, conditions and covenants set forth in this Note (without regard to any period of grace or requirement of notice provided hereunder) and, in the event any default or Event of Default exists, specifying the nature of such default or Event of Default and the Company's plans to cure such default or Event of Default and demonstrating the Company's compliance with each of the financial covenants set forth in Sections 5(a)(xiii) through 5(a)(xvi), as applicable. Each such officer's certificate shall include a perfection certificate update in a form reasonably satisfactory to the Holder.

          (b) So long as any amount due under this Note is outstanding and until the earlier of (i) the indefeasible payment in full of all amounts payable by the Company hereunder and (ii) the conversion of this Note, without the prior written consent of the Majority Holders (for purposes of this Section 5(b), any Company Notes held by any employee, director or officer of the Company or any Subsidiary shall not be deemed to be outstanding):

          (i) The Company shall not and shall cause each Subsidiary not to create, incur, guarantee, issue, assume or in any manner become liable in respect of any Indebtedness, other than Permitted Indebtedness.

          (ii) The Company shall not and shall cause each Subsidiary not to create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired other than (i) Liens created pursuant to the Security Agreement and (ii) Permitted Liens. The Company shall not, and shall cause each Subsidiary not to, be bound by any agreement which limits the ability of the Company or any Subsidiary to grant Liens.

          (iii) The Company shall not and shall cause each Subsidiary not to, directly or indirectly, enter into or permit to exist any transaction or series of related transactions (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service (other than service as an employee)) with, or for the benefit of, any of its Affiliates other than a wholly owned Subsidiary, except for consulting arrangements with directors approved by the Board.

          (iv) The Company shall not, and shall cause each of its Subsidiaries not to, directly or indirectly, declare or pay any dividends on account of any shares of any class or series of its capital stock now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of its capital stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or pay any interest, premium if any, or principal of any Indebtedness or redeem, retire, defease, repurchase or otherwise acquire any Indebtedness (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other payment in respect thereof or agree to do any of the foregoing (each of the foregoing is herein called a "Restricted Payment"); provided, that (i) the Company may make payments of interest, premium if any, and principal of the Notes in accordance with the terms hereof, (ii) provided that no Event of Default or event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing, the Company may declare and pay regular, recurring dividends on the shares of its Series B Preferred Stock outstanding on the date hereof in accordance with the terms of the Series B Preferred Stock as in effect on the date hereof, (iii) provided that no Event of Default or event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing, the Company and its Subsidiaries may make regularly scheduled payments of interest and principal of any Permitted Indebtedness, (iv) any Subsidiary directly or indirectly wholly owned by the Company may pay dividends on its capital stock and (v) the Company may repurchase capital stock from a former employee in connection with the termination or other departure of such employee, strictly in accordance with the terms of any agreement entered into with such employee and in effect on the Closing Date (as defined in the Purchase Agreement), provided that (A) such repurchase is approved by a majority of the Board, (B) payments permitted under this clause (v) shall not exceed $1,000,000 in the aggregate, and (C) no such payment may be made if an Event of Default or an event which, with the giving of notice, the lapse of time or both would constitute an Event of Default has occurred and is continuing or would result from such payment.

          (v) Except as contemplated by the Permitted Acquisition, the Company shall not and shall cause each Subsidiary not to, directly or indirectly, engage in any business other than the business of developing, manufacturing and marketing preventive healthcare technologies and products, focused on enhanced body defense and the detection of pre-disease states.

          (vi) The Company shall not and shall cause each Subsidiary not to make or own any Investment in any Person, including without limitation any joint venture, other than (A) Permitted Investments, (B) operating deposit accounts with banks, (C) Hedging Agreements entered into in the ordinary course of the Company's financial planning and not for speculative purposes and (D) investments by the Company in the capital stock of any wholly owned Subsidiary.

          (vii) The Company shall not and shall cause each Subsidiary not to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which the Company or any Subsidiary (a) has sold or transferred or is to sell or to transfer to any other Person, or (b) intends to use for substantially the same purpose as any other property which has been or is to be sold or transferred by the Company or any Subsidiary to any Person in connection with such lease.

          (viii) The Company shall not and shall cause each Subsidiary not to settle, or agree to indemnify or defend third parties against, any material lawsuit, except as may be required by judicial or regulatory order or by agreements entered into prior to the date hereof on a basis consistent with past practice. A material lawsuit shall be any lawsuit in which the amount in controversy exceeds One Million United States Dollars ($1,000,000).

          (ix) Other than the Amendment to Certificate of Incorporation as contemplated by Section 7.9 of the Purchase Agreement, the Company shall not and shall cause each Subsidiary not to amend its bylaws, certificate of incorporation or other charter document in a manner adverse to the Holder.

          (x) The Company shall not change its Fiscal Year.

     6. Event of Default. The occurrence of any of following events shall constitute an "Event of Default" hereunder:

          (a) the failure of the Company to make any payment of principal on this Note when due, whether at maturity, upon acceleration or otherwise;

          (b) the failure of the Company to make any payment of interest on this Note, or any other amounts due under the other Transaction Documents (as defined under the Purchase Agreement) when due, whether at maturity, upon acceleration or otherwise, and such failure continues for more than five (5) days;

          (c) the Company and/or its Subsidiaries fail to make a required payment or payments on Indebtedness of $250,000 or more in aggregate principal amount and such failure continues for more than ten (10) days;

          (d) there shall have occurred an acceleration of the stated maturity of any Indebtedness of the Company or its Subsidiaries of $250,000 or more in aggregate principal amount (which acceleration is not rescinded, annulled or otherwise cured within ten (10) days of receipt by the Company or a Subsidiary of notice of such acceleration);

          (e) the Company makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company as bankrupt or insolvent; or any order for relief with respect to the Company is entered under title 11 of the United States Code or any other bankruptcy or insolvency law; or the Company petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or of any substantial part of the assets of the Company, or commences any proceeding relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company and either (i) the Company by any act indicates its approval thereof, consents thereto or acquiescence therein or (ii) such petition application or proceeding is not dismissed within sixty (60) days;

          (f) a final, non-appealable judgment which, in the aggregate with other outstanding final judgments against the Company and its Subsidiaries, exceeds $250,000 shall be rendered against the Company or a Subsidiary and within sixty (60) days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within sixty (60) days after the expiration of such stay, such judgment is not discharged; provided, however, that a judgment that provides for the payment of royalties subsequent to the date of the judgment shall be deemed to be discharged so long as the Company or the Subsidiary affected thereby is in compliance with the terms of such judgment;

          (g) the Company is in breach of the requirements of Sections 5(a)(xiii) through 5(a)(xvii) or Section 5(b) hereof;

          (h) if any representation or statement of fact made in any Transaction Document, certificate or other document furnished to the Holder at any time by or on behalf of the Company proves to have been false in any material respect when made or furnished;

          (i) any Liens created by the Security Documents shall at any time not constitute a valid and perfected first priority Lien on the collateral intended to be covered thereby (to the extent perfection by filing, registration, recordation or possession is required herein or therein) in favor of the Holders, free and clear of all other Liens (other than Permitted Liens), or any of the security interests granted pursuant to the Security Documents shall be determined to be void, voidable, invalid or unperfected, are subordinated or are ineffective to provide the Holder with a perfected, first priority security interest in the collateral covered by the Security Documents, free and clear of all other Liens (other than Permitted Liens) or, except for expiration or termination in accordance with their terms, the Security Agreement shall for whatever reason be terminated or cease to be in full force and effect, or the enforceability thereof or any other Transaction Documents shall be contested by the Company;

          (j) if the Company fails to observe or perform in any material respect any of its covenants contained in the Transaction Documents (other than any failure covered by Section

6(a), (b) or (g)), and such failure continues for thirty (30) days after receipt by the Company of notice thereof;

          (k) the Proposal Date does not occur on or prior to December 31, 2006; or

          (l) The Company shall fail to comply with the corporate governance changes as specified in the writing delivered to the Holder pursuant to the terms of the Purchase Agreement on or prior to the respective dates set forth in such writing.

     Upon the occurrence of any such Event of Default, except as provided in the following paragraph, all unpaid principal and accrued interest under this Note shall become immediately due and payable (A) upon election of the Holder, with respect to (a) through (d) and (f) through (l), and (B) automatically, with respect to (e). Except as provided in the following paragraph, upon the occurrence of any Event of Default, the Holder may, in addition to declaring all amounts due hereunder to be immediately due and payable, pursue any available remedy, whether at law or in equity, including, without limitation, exercising its rights under the other Transaction Documents. If an Event of Default occurs, the Company shall pay to the Holder the reasonable attorneys' fees and disbursements and all other reasonable out-of-pocket costs incurred by the Holder in order to collect amounts due and owing under this Note or otherwise to enforce the Holder's rights and remedies hereunder and under the other Transaction Documents.

     So long as the only Events of Default that have occurred and are continuing are Qualifying Events of Default, upon the first occurrence of a Qualifying Event of Default which is not cured by the Company or waived or rescinded by the Holder, the Holder's right to accelerate the principal and interest due under this Note shall be limited to one-third of the outstanding principal amount and all accrued interest then due under this Note (the "First Default Amount"). The date on which notice of the acceleration of the First Default Amount is given by the Holder is hereinafter referred to as the "First Acceleration Date." Upon the second occurrence of a Qualifying Event of Default which is not cured or waived or rescinded by the Holder or upon the continuation of an existing Qualifying Event of Default more than 90 days after the First Acceleration Date and provided that the Holder shall have received the indefeasible payment in full of the First Default Amount, the Holder's right to accelerate the principal and interest due under this Note shall be limited to one-half of the outstanding principal amount and all accrued interest then due under this Note (the "Second Default Amount"); provided, however, that no such acceleration shall be effective until 90 days after the First Acceleration Date. The date on which notice of the acceleration of the Second Default Amount is given by the Holder is hereinafter referred to as the "Second Acceleration Date." Upon the third occurrence of a Qualifying Event of Default which is not cured by the Company or waived or rescinded by the Holder or upon the continuation of an existing Qualifying Event of Default more than 90 days after the Second Acceleration Date and provided that the Holder shall have received the indefeasible payment in full of the First Default Amount and the Second Default Amount, the Holder shall not have the right to accelerate the remaining outstanding principal amount and all accrued interest then due under this Note until 90 days after the Second Acceleration Date. The failure of the Company to indefeasibly pay in full the First Default Amount or the Second Default Amount within three days of the First Acceleration Date or the Second Acceleration Date, as applicable, shall constitute an additional Event of Default hereunder and shall entitle the Holder, at its option, to declare the entire principal amount of this Note and all accrued interest hereunder immediately due and payable. In no event shall the Holder proceed against the collateral pursuant to the terms of the Security Agreement in respect of one or more Qualifying Events of Default subject to the provisions of this paragraph unless and until the Company shall have failed to pay the First Default Amount or the Second Default Amount, as applicable, within three days of the First Acceleration Date or the Second Acceleration Date, as applicable.

     7. No Waiver. To the extent permitted by applicable law, no delay or omission on the part of the Holder in exercising any right under this Note shall operate as a waiver of such right or of any other right of the Holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.

     8. Amendments in Writing. Any term of this Note may be amended or waived upon the written consent of the Company and the holders of Company Notes representing at least 50% of the principal amount of Company Notes then outstanding (the "Majority Holders"); provided, that (x) any such amendment or waiver must apply to all outstanding Company Notes; and (y) without the consent of the Holder hereof, no amendment or waiver shall (i) change the Stated Maturity Date of this Note, (ii) reduce the principal amount of this Note or the interest rate due hereon, (iii) change the Conversion Price or (iv) change the place of payment of this Note. No such waiver or consent on any one instance shall be construed to be a continuing waiver or a waiver in any other instance unless it expressly so provides.

     9. Waivers. The Company hereby forever waives presentment, demand, presentment for payment, protest, notice of protest, notice of dishonor of this Note and all other demands and notices in connection with the delivery, acceptance, performance and enforcement of this Note.

     10. Waiver of Jury Trial. THE COMPANY HEREBY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS NOTE OR ANY CONTEMPLATED TRANSACTION, INCLUDING CONTRACT, TORT, BREACH OF DUTY AND ALL OTHER CLAIMS. THE COMPANY HAS REVIEWED THIS WAIVER WITH ITS COUNSEL.

     11. Secured Obligation. This Note is one of the Notes referred to in the Security Agreement and is secured by the collateral described therein. The Security Agreement grants the Holder certain rights with respect to such collateral upon an Event of Default.

     12. Governing Law; Consent to Jurisdiction. This Note shall be governed by and construed under the law of the State of New York, without giving effect to the conflicts of law principles thereof. The Company and, by accepting this Note, the Holder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Note and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Note. The Company and, by accepting this Note, the Holder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Note, the Holder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

     13. Costs. If action is instituted to collect on this Note, the Company promises to pay all reasonable costs and expenses, including reasonable attorney's fees, incurred in connection with such action.

     14. Notices. All notices hereunder shall be given in writing and shall be deemed delivered when received by the other party hereto at the address set forth in the Purchase Agreement or at such other address as may be specified by such party from time to time in accordance with the Purchase Agreement.

     15. Successors and Assigns. This Note shall be binding upon the successors or assigns of the Company and shall inure to the benefit of the successors and assigns of the Holder.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Company has caused this 6% Senior Convertible Note to be signed in its name, effective as of the date first above written.

                                        ZILA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT B

     THE SECURITIES REPRESENTED HEREBY MAY NOT BE TRANSFERRED UNLESS (I) SUCH SECURITIES HAVE BEEN REGISTERED FOR SALE PURSUANT TO THE SECURITIES ACT OF 1933, AS AMENDED, (II) SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144(K), OR (III) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSFER MAY LAWFULLY BE MADE WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

     SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON NOVEMBER __, 2011 (THE "EXPIRATION DATE").

No. __________

                                   ZILA, INC.

                      WARRANT TO PURCHASE ______ SHARES OF
                    COMMON STOCK, PAR VALUE $0.001 PER SHARE

     For VALUE RECEIVED, ____________________ ("Warrantholder"), is entitled to purchase, subject to the provisions of this Warrant, from Zila, Inc., a Delaware corporation ("Company"), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date (as defined above), at an exercise price per share equal to $2.21 (the exercise price in effect being herein called the "Warrant Price"), ______ shares ("Warrant Shares") of the Company's Common Stock, par value $0.001 per share ("Common Stock"). The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein. Terms not otherwise defined herein have the respective meanings ascribed to them in the Purchase Agreement, dated November __, 2006 (the "Purchase Agreement"), among the Company, the initial holder of this Warrant and the other parties thereto.

     Section 1. Registration. The Company shall maintain books for the transfer and registration of the Warrant. Upon the initial issuance of this Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

     Section 2. Transfers. As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (the "Securities Act"), or an exemption from such registration. Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender hereof for transfer, properly endorsed or accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company, including, if required by the Company, an opinion of its counsel to the effect that such transfer is exempt from the registration requirements of the Securities Act, to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

     Section 3. Exercise of Warrant. Subject to the provisions hereof, the Warrantholder may exercise this Warrant, in whole or in part, at any time prior to its expiration upon surrender of the Warrant, together with delivery of a duly executed Warrant exercise form, in the form attached hereto as Appendix A (the "Exercise Agreement") and payment by cash, certified check or wire transfer of funds (or, in certain circumstances, by cashless exercise as provided below) of the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the Warrantholder). The Warrant Shares so purchased shall be deemed to be issued to the Warrantholder or the Warrantholder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered for exercise (or the date evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company has been provided to the Company in connection with such exercise), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered. Certificates for the Warrant Shares so purchased shall be delivered to the Warrantholder within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the Warrantholder and shall be registered in the name of the Warrantholder or such other name as shall be designated by the Warrantholder, as specified in the Exercise Agreement. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the Warrantholder a new Warrant representing the right to purchase the number of shares with respect to which this Warrant shall not then have been exercised. As used herein, "business day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business. Each exercise hereof shall constitute the re-affirmation by the Warrantholder that the representations and warranties contained in Section 5 of the Purchase Agreement are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

     Section 4. Compliance with the Securities Act of 1933. Except as provided in the Purchase Agreement, the Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant, and a similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

     Section 5. Payment of Taxes. The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the Warrantholder in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company's reasonable satisfaction that such tax has been paid. The Warrantholder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

     Section 6. Mutilated or Missing Warrants. In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon surrender and cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity with respect thereto, if requested by the Company.

     Section 7. Reservation of Common Stock. The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by this Warrant. The Company agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

     Section 8. Adjustments. Subject and pursuant to the provisions of this
Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

          (a) If the Company shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then (i) the Warrant Price in effect immediately prior to the date on which such change shall become effective shall be adjusted by multiplying such Warrant Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such change and the denominator of which shall be the number of shares of Common Stock outstanding immediately after giving effect to such change and
(ii) the number of Warrant Shares purchasable upon exercise of this Warrant shall be adjusted by multiplying the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior to the date on which such change shall become effective by a fraction, the numerator of which is shall be the Warrant Price in effect immediately prior to the date on which such change shall become effective and the denominator of which shall be the Warrant Price in effect immediately after giving effect to such change, calculated in accordance with clause (i) above. Such adjustments shall be made successively whenever any event listed above shall occur.

          (b) If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the Warrantholder, at the last address of the Warrantholder appearing on the books of the Company, such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Warrantholder may be entitled to purchase, and the other obligations under this Warrant. The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

          (c) In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price (as defined below) per share of Common Stock immediately prior to such payment date, less the fair market value (as determined by the Company's Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock immediately prior to such payment date. "Market Price", as of a particular date (the "Valuation Date"), shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last Trading Day prior to the Valuation Date; (b) if the Common Stock is then quoted on the National Association of Securities Dealers, Inc. OTC Bulletin Board (the "Bulletin Board") or such similar quotation system or association, the closing sale price of one share of Common Stock on the Bulletin Board or such other quotation system or association on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low asked price quoted thereon on the last trading day prior to the Valuation Date; (c) if such security is then included in the "pink sheets," the closing sale price of one share of Common Stock on the "pink sheets" on the last Trading Day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low ask price quoted on the "pink sheets" as of the end of the last Trading Day prior to the Valuation Date; or (d) if the Common Stock is not then listed on a national stock exchange or quoted on the Bulletin Board, the "pink sheets" or such other quotation system or association, the fair market value of one share of Common Stock as of the Valuation Date, as determined in good faith by the Board of Directors of the Company and the Warrantholder. If the Common Stock is not then listed on a national securities exchange or quoted on the Bulletin Board, the "pink sheets" or other quotation system or association, the Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the fair market value of a share of Common Stock as determined by the Board of Directors of the Company. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value in respect of subpart (d) of this paragraph, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne equally by the Company and the Warrantholder. Such adjustment shall be made successively whenever such a payment date is fixed.

          (d) An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

          (e) In the event that, as a result of an adjustment made pursuant to this Section 8, the Warrantholder shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

          (f) Except as provided in subsection (g) hereof, if and whenever the Company shall issue or sell, or is, in accordance with any of subsections (f)(l) through (f)(7) hereof, deemed to have issued or sold, any Additional Shares of Common Stock (as defined below) for no consideration or for a consideration per share less than the Warrant Price in effect immediately prior to the time of such issuance or sale, then and in each such case (a "Trigger Issuance") the then-existing Warrant Price, shall be reduced, as of the close of business on the effective date of the Trigger Issuance, to a price determined as follows:

          Adjusted Warrant Price = (A x B) + D
                                   -----------
                                       A+C

                    where

                    "A" equals the number of shares of Common Stock outstanding, including Additional Shares of Common Stock (as defined below) deemed to be issued hereunder, immediately preceding such Trigger Issuance;

                    "B" equals the Warrant Price in effect immediately preceding such Trigger Issuance;

                    "C" equals the number of Additional Shares of Common Stock issued or deemed issued hereunder as a result of the Trigger Issuance; and

                    "D" equals the aggregate consideration, if any, received or deemed to be received by the Company upon such Trigger Issuance;

provided, however, that in no event shall the Warrant Price after giving effect to such Trigger Issuance be greater than the Warrant Price in effect prior to such Trigger Issuance.

     For purposes of this subsection (f), "Additional Shares of Common Stock" shall mean all shares of Common Stock issued or sold by the Company or deemed to be issued or sold pursuant to this subsection (f), other than Excluded Issuances (as defined in subsection (g) hereof).

     For purposes of this subsection (f), the following subsections (f)(l) to
(f)(8) shall also be applicable (subject, in each such case, to the provisions of Section 8(g) hereof):

               (f)(1) Issuance of Rights or Options. In case at any time the Company shall in any manner grant (directly and not by assumption in a merger or otherwise) any warrants or other rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or security convertible into or exchangeable for Common Stock (such warrants, rights or options being called "Options" and such convertible or exchangeable stock or securities being called "Convertible Securities") whether or not such Options or the right to convert or exchange any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus (y) the aggregate amount of additional consideration payable to the Company upon the exercise of all such Options, plus (z), in the case of such Options which relate to Convertible Securities, the aggregate amount of additional consideration, if any, payable upon the issuance or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of such Options or upon the conversion or exchange of all such Convertible Securities issuable upon the exercise of such Options) shall be less than the Warrant Price in effect immediately prior to the time of the granting of such Options, then the total number of shares of Common Stock issuable upon the exercise of such Options or upon conversion or exchange of the total amount of such Convertible Securities issuable upon the exercise of such Options shall be deemed to have been issued for such price per share as of the date of granting of such Options or the issuance of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price. Except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issuance of such Common Stock or of such Convertible Securities upon exercise of such Options or upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities.

               (f)(2) Issuance of Convertible Securities. In case the Company shall in any manner issue (directly and not by assumption in a merger or otherwise) or sell any Convertible Securities, whether or not the rights to exchange or convert any such Convertible Securities are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange (determined by dividing (i) the sum (which sum shall constitute the applicable consideration) of (x) the total amount received or receivable by the Company as consideration for the issuance or sale of such Convertible Securities, plus (y) the aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Warrant Price in effect immediately prior to the time of such issuance or sale, then the total maximum number of shares of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall be deemed to have been issued for such price per share as of the date of the issuance or sale of such Convertible Securities and thereafter shall be deemed to be outstanding for purposes of adjusting the Warrant Price, provided that (a) except as otherwise provided in subsection 8(f)(3), no adjustment of the Warrant Price shall be made upon the actual issuance of such Common Stock upon conversion or exchange of such Convertible Securities and (b) no further adjustment of the Warrant Price shall be made by reason of the issuance or sale of Convertible Securities upon exercise of any Options to purchase any such Convertible Securities for which adjustments of the Warrant Price have been made pursuant to the other provisions of subsection 8(f).

               (f)(3) Change in Option Price or Conversion Rate. Upon the happening of any of the following events, namely, if the purchase price provided for in any Option referred to in subsection 8(f)(l) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2), or the rate at which Convertible Securities referred to in subsections 8(f)(l) or 8(f)(2) are convertible into or exchangeable for Common Stock shall change at any time (including, but not limited to, changes under or by reason of provisions designed to protect against dilution), the Warrant Price in effect at the time of such event shall forthwith be readjusted to the Warrant Price which would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, additional consideration or conversion rate, as the case may be, at the time initially granted, issued or sold. On the termination of any Option for which any adjustment was made pursuant to this subsection 8(f) or any right to convert or exchange Convertible Securities for which any adjustment was made pursuant to this subsection 8(f) (including without limitation upon the redemption or purchase for consideration of such Convertible Securities by the Company), the Warrant Price then in effect hereunder shall forthwith be changed to the Warrant Price which would have been in effect at the time of such termination had such Option or Convertible Securities, to the extent outstanding immediately prior to such termination, never been issued.

               (f)(4) Stock Dividends. Subject to the provisions of this Section 8(f), in case the Company shall declare a dividend or make any other distribution upon any stock of the Company (other than the Common Stock) payable in Common Stock, Options or Convertible Securities, then any Common Stock, Options or

Convertible Securities, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration; provided, that if any adjustment is made to the Warrant Price as a result of a declaration of a dividend and such dividend is rescinded, the Warrant Price shall be appropriately readjusted to the Warrant Price in effect had such dividend not been declared.

               (f)(5) Consideration for Stock. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor, after deduction therefrom of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be deemed to be the fair value of such consideration as determined in good faith by the Board of Directors of the Company, after deduction of any expenses incurred or any underwriting commissions or concessions paid or allowed by the Company in connection therewith. In case any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued for such consideration as determined in good faith by the Board of Directors of the Company. If Common Stock, Options or Convertible Securities shall be issued or sold by the Company and, in connection therewith, other Options or Convertible Securities (the "Additional Rights") are issued, then the consideration received or deemed to be received by the Company shall be reduced by the fair market value of the Additional Rights (as determined using the Black-Scholes option pricing model or another method mutually agreed to by the Company and the Warrantholder). The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder as to the fair market value of the Additional Rights. In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the fair market value of the Additional Rights, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters. The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Warrantholder.

               (f)(6) Record Date. In case the Company shall take a record of the holders of its Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock, Options or Convertible Securities or (ii) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

               (f)(7) Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company or any of its wholly-owned subsidiaries, and the disposition of any such shares (other than the cancellation or retirement thereof) shall be considered an issuance or sale of Common Stock for the purpose of this subsection (f).

               (f)(8) Nasdaq Limitation. Notwithstanding any other provision in
Section 8(f) to the contrary, if a reduction in the Warrant Price pursuant to
Section 8(f) (other than as set forth in this clause (f)(8)) would require the Company to obtain stockholder approval of the transactions contemplated by the Purchase Agreement to be consummated on the Closing Date pursuant to Nasdaq Marketplace Rule 4350(i) and such stockholder approval has not been obtained,
(i) the Warrant Price shall be reduced to the maximum extent that would not require stockholder approval under such Rule, and (ii) the Company shall use its commercially reasonable efforts to obtain such stockholder approval as soon as reasonably practicable, including by calling a special meeting of stockholders to vote on such Warrant Price adjustment. This provision shall not restrict the number of shares of Common Stock which a Warrantholder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction contemplated by Section 8 of this Warrant.

          (g) Anything herein to the contrary notwithstanding, the Company shall not be required to make any adjustment of the Warrant Price in the case of the issuance of (A) capital stock, Options or Convertible Securities issued to directors, officers, employees or consultants of the Company in connection with their service as directors of the Company, their employment by the Company or their retention as consultants by the Company pursuant to an equity compensation program approved by the Board of Directors of the Company or the compensation committee of the Board of Directors of the Company, (B) shares of Common Stock issued upon the conversion or exercise of Options or Convertible Securities issued prior to the date hereof, provided such securities are not amended after the date hereof to increase the number of shares of Common Stock issuable thereunder or to lower the exercise or conversion price thereof, (C) securities issued pursuant to the Purchase Agreement and securities issued upon the exercise or conversion of those securities, (D) shares of Common Stock issued or issuable by reason of a dividend, stock split or other distribution on shares of Common Stock (but only to the extent that such a dividend, split or distribution results in an adjustment in the Warrant Price pursuant to the other provisions of this Warrant) and (E) securities issued pursuant to the Purchase Agreement, dated as of November __, 2006, and as that agreement may be amended from time to time, by and among the Company and the certain investors thereto, relating to the sale and issuance of 9,100,000 shares of Company's Common Stock, warrants to purchase 8,508,000 shares of the Company's Common Stock and the issuance of $12,075,000 in aggregate principal amount of the Company's 12% Convertible Notes due May 2007 (collectively, "Excluded Issuances").

          (h) Upon any adjustment to the Warrant Price pursuant to Section 8(f) above, the number of Warrant Shares purchasable hereunder shall be adjusted by multiplying such number by a fraction, the numerator of which shall be the Warrant Price in effect immediately prior to such adjustment and the denominator of which shall be the Warrant Price in effect immediately thereafter.

          (i) To the extent permitted by applicable law and the listing requirements of any stock market or exchange on which the Common Stock is then listed, the Company from time to time may decrease the Warrant Price by any amount for any period of time if the period is at least twenty (20) days, the decrease is irrevocable during the period and the Board shall have made a determination that such decrease would be in the best interests of the Company, which determination shall be conclusive. Whenever the Warrant Price is decreased pursuant to the preceding sentence, the Company shall provide written notice thereof to the Warrantholder at least five (5) days prior to the date the decreased Warrant Price takes effect, and such notice shall state the decreased Warrant Price and the period during which it will be in effect.

     Section 9. Fractional Interest. The Company shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant. If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising Warrantholder an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

     Section 10. Extension of Expiration Date. If the Company fails to cause any Registration Statement covering Registrable Securities (unless otherwise defined herein, capitalized terms are as defined in the Registration Rights Agreement relating to the Warrant Shares (the "Registration Rights Agreement")) to be declared effective prior to the applicable dates set forth therein, or if any of the events specified in Section 2(c)(ii) of the Registration Rights Agreement occurs, and the Blackout Period (whether alone, or in combination with any other Blackout Period) continues for more than 60 days in any 12 month period, or for more than a total of 90 days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the 60-day or 90-day limits, as the case may be, that the Blackout Period continues.

     Section 11. Benefits. Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

     Section 12. Notices to Warrantholder. Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

     Section 13. Identity of Transfer Agent. The Transfer Agent for the Common Stock is Computershare Trust Company. Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

     Section 14. Notices. Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one business day after delivery to such carrier. All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Company's books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days' advance written notice to the other:

                    If to the Company:

                         Zila, Inc.
                         5227 North 7th Street
                         Phoenix, Arizona 85014-2800
                         Attention: Gary V. Klinefelter, Esq.
                         Fax: (602) 230-8418

     Section 15. Registration Rights. The initial Warrantholder is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement, and any subsequent Warrantholder may be entitled to such rights.

     Section 16. Successors. All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

     Section 17. Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. The Company and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE COMPANY AND, BY ITS ACCEPTANCE HEREOF, THE WARRANTHOLDER HEREBY WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS WARRANT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

     Section 18. Mandatory Exercise. Notwithstanding any other provision contained in this Warrant to the contrary, in the event that the closing price per share of Common Stock equals or exceeds $5.00 appropriately adjusted for any stock split, reverse stock split, stock dividend or other reclassification or combination of the Common Stock occurring after the date hereof) for twenty (20) consecutive trading days commencing after the Registration Statement (as defined in the Registration Rights Agreement) with respect to the shares of Common Stock issuable upon the exercise of this Warrant has been declared effective, the Company, upon thirty (30) days prior written notice (the "Notice Period") given to the Warrantholder within one business day immediately following the end of such twenty (20) trading day period, may demand that the Warrantholder exercise its cash exercise rights hereunder, and the Warrantholder must exercise its rights hereunder prior to the end of the Notice Period; provided that (i) the Company simultaneously gives a similar notice to all holders of Company Warrants (as defined below),

(ii) all of the shares of Common Stock issuable hereunder either (A) are registered pursuant to an effective Registration Statement (as defined in the Registration Rights Agreement) which has not been suspended and for which no stop order is in effect, and pursuant to which the Warrantholder is able to sell such shares of Common Stock at all times during the Notice Period or (B) no longer constitute Registrable Securities (as defined in the Registration Rights Agreement) and (iii) this Warrant is fully exercisable for the full amount of Warrant Shares covered hereby. If such exercise is not made or if only a partial exercise is made, any and all rights to further exercise the Warrant shall cease upon the expiration of the Notice Period. Notwithstanding any such notice by the Company, the Warrantholder shall have the right to exercise this Warrant prior to the end of the Notice Period.

     Section 19. Cashless Exercise. Notwithstanding any other provision contained herein to the contrary, from and after the first anniversary of the Closing Date (as defined in the Purchase Agreement) and so long as the Company is required under the Registration Rights Agreement to have effected the registration of the Warrant Shares for resale to the public pursuant to a Registration Statement (as such term is defined in the Registration Rights Agreement), if the Warrant Shares may not be freely sold to the public as a result of the Company's failure to perform or satisfy its obligations under the Registration Rights Agreement, the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired, shares of Common Stock of equal value to the value of this Warrant, or any specified portion hereof, by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with a Net Issue Election Notice, in the form annexed hereto as Appendix B, duly executed, to the Company. Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

                                  X = Y (A - B)
                                      ---------
                                          A

where

               X = the number of shares of Common Stock to which the Warrantholder is entitled upon such cashless exercise;

               Y = the total number of shares of Common Stock covered by this Warrant for which the Warrantholder has surrendered purchase rights at such time for cashless exercise (including both shares to be issued to the Warrantholder and shares as to which the purchase rights are to be canceled as payment therefor);

               A = the "Market Price" of one share of Common Stock as at the date the net issue election is made; and

               B = the Warrant Price in effect under this Warrant at the time the net issue election is made.

     Section 20. Limitations on Exercise. Notwithstanding anything to the contrary contained herein, the number of Warrant Shares that may be acquired by the Warrantholder upon any exercise of this Warrant (or otherwise in respect hereof) shall be limited to the extent necessary to insure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Warrantholder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Warrantholder's for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), does not exceed 9.999% of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise). For such purposes, beneficial ownership shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. This provision shall not restrict the number of shares of Common Stock which a Holder may receive or beneficially own in order to determine the amount of securities or other consideration that such Holder may receive in the event of a transaction contemplated by Section 8 of this Warrant. This restriction may not be waived.

     Section 21. No Rights as Stockholder. Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

     Section 22. Amendment; Waiver. This Warrant is one of a series of Warrants of like tenor issued by the Company pursuant to the Purchase Agreement and initially covering an aggregate of 1,909,091 shares of Common Stock (collectively, the "Company Warrants"). Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and the holders of Company Warrants representing at least 50% of the number of shares of Common Stock then subject to all outstanding Company Warrants (the "Majority Holders"); provided, that (x) any such amendment or waiver must apply to all Company Warrants; and
(y) the number of Warrant Shares subject to this Warrant, the Warrant Price and the Expiration Date may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the Warrantholder.

     Section 23. Section Headings. The section headings in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed, as of the ______ day of November, 2006.

                                        ZILA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   APPENDIX A
                                   ZILA, INC.
                              WARRANT EXERCISE FORM

To Zila, Inc.:

     The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant ("Warrant") for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock ("Warrant Shares") provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

               __________________________________________________
               Name
               __________________________________________________
               Address
               __________________________________________________
               Federal Tax ID or Social Security No.

     and delivered by

          ____ (certified mail to the above address, or
          ____ (electronically (provide DWAC Instructions:___________________),
               or
          ____ (other (specify): __________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned's Assignee as below indicated and delivered to the address stated below.

Note: The signature must correspond with the name of the Warrantholder as written on the first page of the Warrant in every particular, without alteration or enlargement or any change whatever, unless the Warrant has been assigned.


Dated: ____________, ____               Signature:
                                                   -----------------------------

                                        ----------------------------------------
                                        Name (please print)

                                        ----------------------------------------

                                        ----------------------------------------
                                        Address

                                        ----------------------------------------
                                        Federal Identification or
                                        Social Security No.

                                        Assignee:

                                        ----------------------------------------

                                        ----------------------------------------

                                        ----------------------------------------

                                   APPENDIX B
                                   ZILA, INC.
                            NET ISSUE ELECTION NOTICE

To: Zila, Inc.

Date:[_________________________]

     The undersigned hereby elects under Section 19 of this Warrant to surrender the right to purchase [____________] shares of Common Stock pursuant to this Warrant and hereby requests the issuance of [_____________] shares of Common Stock. The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.


-----------------------------------------
Signature

-----------------------------------------
Name for Registration

-----------------------------------------
Mailing Address

                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (the "Agreement") is made and entered into as of this ___ day of November, 2006, by and among Zila, Inc., a Delaware corporation (the "Company"), and the "Investors" named in that certain Purchase Agreement by and among the Company and the Investors (the "Purchase Agreement").

     The parties hereby agree as follows:

     1. Certain Definitions.

     As used in this Agreement, the following terms shall have the following meanings:

     "Affiliate" means, with respect to any person, any other person which directly or indirectly controls, is controlled by, or is under common control with, such person.

     "Business Day" means a day, other than a Saturday or Sunday, on which banks in New York City are open for the general transaction of business.

     "Common Stock" shall mean the Company's common stock, par value $0.001 per share, and any securities into which such shares may hereinafter be reclassified.

     "Conversion Shares" means the shares of Common Stock issuable upon the due conversion of the Notes.

     "Investors" shall mean Roth, the Investors identified in the Purchase Agreement and any Affiliate or permitted transferee of any Investor who is a subsequent holder of any Warrants or Registrable Securities.

     "Notes" means the 6% Senior Secured Convertible Notes issued by the Company to the Investors pursuant to the Purchase Agreement, the form of which is attached to the Purchase Agreement as Exhibit A.

     "PIPEs Agreement" means the Purchase Agreement, dated as of November ___, 2006, among the Company and the investors party thereto relating to the issuance and sale by the Company of shares of its Common Stock, its 12% Convertible Notes and certain warrants relating thereto.

     "PIPEs Securities" means the shares of Common Stock issued pursuant to the terms of the PIPEs Agreement and issuable upon the conversion or exercise of the securities issued pursuant to the terms of the PIPEs Agreement.

     "Proposal Date" is as defined in the Purchase Agreement.

     "Prospectus" shall mean (i) the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus, and (ii) any "free writing prospectus" as defined in Rule 163 under the 1933 Act.

     "Register," "registered" and "registration" refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act (as defined below), and the declaration or ordering of effectiveness of such Registration Statement or document.

     "Registrable Securities" shall mean (i) the Conversion Shares, (iii) the Warrant Shares and (iv) any other securities issued or issuable with respect to or in exchange for Registrable Securities; provided, that, a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the 1933 Act, or (B) such security becoming eligible for sale by the Investors pursuant to Rule 144(k).

     "Registration Statement" shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

     "Required Investors" means the Investors holding a majority of the Registrable Securities.

     "Roth" means Roth Capital Partners, Inc. together with its employees and Affiliates.

     "SEC" means the U.S. Securities and Exchange Commission.

     "Shares" means the shares of Common Stock issued on the Closing Date pursuant to the Purchase Agreement.

     "Trading Day" means (i) if the relevant stock or security is listed or admitted for trading on The New York Stock Exchange, Inc., the Nasdaq Global Market, the Nasdaq Capital Market or any other national securities exchange, a day on which such exchange is open for business; (ii) if the relevant stock or security is quoted on a system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; or
(iii) if the relevant stock or security is not listed or admitted for trading on any national securities exchange or quoted on any system of automated dissemination of quotation of securities prices, a day on which the relevant stock or security is traded in a regular way in the over-the-counter market and for which a closing bid and a closing asked price for such stock or security are available, shall mean a day, other than a Saturday or Sunday, on which The New York Stock Exchange, Inc. is open for trading.

     "Warrant Shares" means the shares of Common Stock issuable upon the exercise of the Warrants.

     "Warrants" means the warrants to purchase shares of Common Stock issuable to the Investors on the Proposal Date pursuant to the Purchase Agreement, the form of which is attached to the Purchase Agreement as Exhibit C.

     "1933 Act" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

     "1934 Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

     2. Registration.

          (a) Registration Statements.

               (i)

                    (A) Promptly following the Proposal Date, and in no event later than thirty (30) days after the Proposal Date (the "Filing Deadline"), the Company shall prepare and file with the SEC a Registration Statement on Form S-3 (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Registrable Securities, subject to the Required Investors' consent), covering the resale of the Conversion Shares and the Warrant Shares and any and all other securities issued or issuable with respect to or in exchange for such Registrable Securities. In connection with the second Registration Statement referred to above, the Company may avail itself of Rule 429 under the 1933 Act.

                    (B) Subject to any SEC comments, each Registration Statement filed pursuant to Section 2(a)(i) shall include the plan of distribution attached hereto as Exhibit A. Each such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities to which such Registration Statement relates. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Required Investors; provided, however, that the Company shall have the right to include (i) the PIPEs Securities and (ii) the shares of Common Stock issued to Roth or which Roth may have the right to acquire as compensation for Roth's services to the Company in connection with the transactions contemplated by the Purchase Agreement and the PIPEs Agreement. Each Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and/or their counsel prior to its filing or other submission. If the Registration Statement covering the Conversion Shares and the Warrant Shares and any and all other securities issued or issuable with respect to or in exchange for such Registrable Securities is not filed with the SEC on or prior to the Filing Deadline for such Registrable Securities, the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Investor for the Registrable Securities included in the applicable Registration Statement for each 30-day period or pro rata for any portion thereof following the Filing Deadline for which the applicable Registration Statement is not filed with respect to the applicable Registrable Securities. Such payments shall constitute the Investors' exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. Such payments shall be made to each Investor in cash.

               (ii) Additional Registrable Securities. Upon the written demand of any Investor and upon any change in the Conversion Price (as defined in the Notes) or in the Warrant Price (as defined in the Warrants) such that additional shares of Common Stock become issuable upon the conversion of the Notes or the exercise of the Warrants (the "Additional Shares"), the Company shall prepare and file with the SEC one or more Registration Statements on Form S-3 or amend the relevant Registration Statement filed pursuant to clause (i) above, if such Registration Statement has not previously been declared effective (or, if Form S-3 is not then available to the Company, on such form of registration statement as is then available to effect a registration for resale of the Additional Shares, subject to the Required Investors' consent) covering the resale of the Additional Shares, but only to the extent the Additional Shares are not at the time covered by an effective Registration Statement. Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Additional Shares. Such Registration Statement shall not include any shares of Common Stock or other securities for the account of any other holder without the prior written consent of the Required Investors; provided, however, that the Company shall have the right to include (i) the PIPEs Securities and (ii) the shares of Common Stock issued to Roth or which Roth may have the right to acquire as compensation for Roth's services to the Company in connection with the transactions contemplated by the Purchase Agreement and the PIPEs Agreement. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 3(c) to the Investors and/or their counsel prior to its filing or other submission. If a Registration Statement covering the Additional Shares is required to be filed under this Section 2(a)(ii) and is not filed with the SEC within thirty (30) days of the request of any Investor or upon the occurrence of any of the events specified in this Section 2(a)(ii), the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to 1.0% of the aggregate amount invested by such Investor with respect to the securities giving rise to the issuance of such Additional Shares for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Additional Shares. Such payments shall constitute the Investors' exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. Such payments shall be made to each Investor in cash.

          (b) Expenses. The Company will pay all expenses associated with each registration, including filing and printing fees, the Company's counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws, listing fees, fees and expenses of one counsel to the Investors and the Investors' reasonable expenses in connection with the registration, but excluding discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

          (c) Effectiveness.

               (i) The Company shall use best efforts to have any Registration Statement declared effective as soon as practicable. The Company shall notify the Investors by facsimile or e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after (A) any Registration Statement is declared effective and (B) the filing of any related Prospectus under Rule 424(b), at which time the Company shall also provide the Investors with copies of such related Prospectus. If (A)(w) a Registration Statement covering the resale of the Conversion Shares and the Warrant Shares and any and all other securities issued or issuable with respect to or in exchange for such Registrable Securities is not declared effective by the SEC prior to the earlier of (i) five (5) Business Days after the SEC shall have informed the Company that no review of the Registration Statement will be made or that the SEC has no further comments on the Registration Statement or (ii) the 90th day after the Proposal Date (the 120th day after the Proposal Date if the Registration Statement is reviewed by the SEC) or (y) a Registration Statement covering Additional Shares is not declared effective by the SEC within ninety (90) days following the time such Registration Statement was required to be filed pursuant to Section 2(a)(ii) (the 120th day after such date if the Registration Statement is reviewed by the SEC), or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including without limitation by reason of a stop order, or the Company's failure to update the Registration Statement), but excluding the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions and except as excused pursuant to subparagraph (ii) below, then the Company will make pro rata payments to each Investor, as liquidated damages and not as a penalty, in an amount equal to (i) 1.0% of the aggregate amount invested by such Investor for the Registrable Securities included in the applicable Registration Statement that has not been declared effective (or, in the case of a Registration Statement relating to Additional Shares, the securities giving rise to the issuance of such Additional Shares) for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been effective (the "Blackout Period") and (ii) 1.0% of the aggregate amount invested by such Investor for the Registrable Securities included in the applicable Registration Statement that is not available for resales (or, in the case of a Registration Statement relating to Additional Shares, the securities giving rise to the issuance of such Additional Shares) for each 30-day period or pro rata for any portion thereof that sales could not be made thereunder as provided in clause
(B) above. Such payments shall constitute the Investors' exclusive monetary remedy for such events, but shall not affect the right of the Investors to seek injunctive relief. The amounts payable as liquidated damages pursuant to this paragraph shall be paid monthly within three (3) Business Days of the last day of each month following the commencement of the Blackout Period until the termination of the Blackout Period.

               (ii) For not more than twenty (20) consecutive days or for a total of not more than forty-five (45) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by suspending the use of any Prospectus included in any registration contemplated by this Section containing such information, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an "Allowed Delay"); provided, that the Company shall promptly (a) notify the Investors in writing of the existence of (but in no event, without the prior written consent of an Investor, shall the Company disclose to such Investor any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

          (d) Limitation on Liquidated Damages. Notwithstanding the other provisions of this Section 2, in no event shall the Company be liable for liquidated damages in excess of an aggregate of 24% of the aggregate purchase price paid by the Investors pursuant to the Purchase Agreement.

     3. Company Obligations. The Company will use commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as practicable:

          (a) use commercially reasonable efforts to cause each such Registration Statement to become effective after 4:00 p.m. E.S.T. (the date the Registration Statement is declared effective shall be referred to as the "Effective Date") and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement as amended from time to time, have been sold, and (ii) the date on which all Registrable Securities covered by such Registration Statement may be sold pursuant to Rule 144(k) (the "Effectiveness Period") and advise the Investors in writing when the Effectiveness Period has expired;

          (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the Effectiveness Period and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all of the Registrable Securities covered thereby;

          (c) provide copies to and permit counsel designated by the Investors, if any, in the selling securityholder questionnaire attached hereto as Exhibit B (the "Selling Securityholder Questionnaire") to review each Registration Statement and all amendments and supplements thereto no fewer than seven (7) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects;

          (d) furnish to the Investors and their legal counsel designated by the Investors, if any, in the Selling Securityholder Questionnaire (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be) one (1) copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion of any thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor that are covered by the related Registration Statement;

          (e) use commercially reasonable efforts to (i) prevent the issuance of any stop order or other suspension of effectiveness and, (ii) if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

          (f) prior to any public offering of Registrable Securities, use commercially reasonable efforts to register or qualify or cooperate with the Investors and their counsel designated by the Investors, if any, in the Selling Securityholder Questionnaire in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions requested by the Investors and do any and all other commercially reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (i) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(f), (ii) subject itself to general taxation in any jurisdiction where it would not otherwise be so subject but for this Section 3(f), or (iii) file a general consent to service of process in any such jurisdiction;

          (g) use commercially reasonable efforts to cause all Registrable Securities covered by a Registration Statement to be listed on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed;

          (h) immediately notify the Investors, at any time prior to the end of the Effectiveness Period, upon discovery that, or upon the happening of any event as a result of which, the Prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare, file with the SEC and furnish to such holder a supplement to or an amendment of such Prospectus as may be necessary so that such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

          (i) otherwise use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act, including, without limitation, Rule 172 under the 1933 Act, file any final Prospectus, including any supplement or amendment thereof, with the SEC pursuant to Rule 424 under the 1933 Act prior to 9:30 a.m. E.S.T. on the Trading Day immediately following the Effective Date, promptly inform the Investors in writing if, at any time during the Effectiveness Period, the Company does not satisfy the conditions specified in Rule 172 and, as a result thereof, the Investors are required to deliver a Prospectus in connection with any disposition of Registrable Securities and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act, including Rule 158 promulgated thereunder (for the purpose of this subsection 3(i), "Availability Date" means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter).

          (j) with a view to making available to the Investors the benefits of Rule 144 (or its successor rule) and any other rule or regulation of the SEC that may at any time permit the Investors to sell shares of Common Stock to the public without registration, the Company covenants and agrees to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) six months after such date as all of the Registrable Securities may be resold pursuant to Rule 144(k) or any other rule of similar effect or (B) such date as all of the Registrable Securities shall have been resold; (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act; and (iii) furnish to each Investor upon request, as long as such Investor owns any Registrable Securities, (A) a written statement by the Company that it has complied with the reporting requirements of the 1934 Act, (B) a copy of the Company's most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail such Investor of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

     4. Due Diligence Review; Information. The Company shall make available, during normal business hours, for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors and who are reasonably acceptable to the Company), all financial and other records, all SEC Filings (as defined in the Purchase Agreement) and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

          The Company shall not disclose material nonpublic information to the Investors, or to advisors to or representatives of the Investors, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Investors, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review and any Investor wishing to obtain such information enters into an appropriate confidentiality agreement with the Company with respect thereto.

     5. Obligations of the Investors.

          (a) Each Investor has furnished to the Company a Selling Securityholder Questionnaire and shall furnish in writing to the Company such additional information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) Business Days prior to the first anticipated filing date of any Registration Statement, the Company shall notify each Investor of the information the Company requires from such Investor, to the extent not included in the Selling Securityholder Questionnaire, if such Investor elects to have any of the Registrable Securities included in the Registration Statement. An Investor shall provide such information to the Company at least two (2) Business Days prior to the first anticipated filing date of such Registration Statement if such Investor elects to have any of the Registrable Securities included in the Registration Statement.

          (b) Each Investor, by its acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Investor has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

          (c) Each Investor agrees that, upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay pursuant to Section 2(c)(ii) or (ii) the happening of an event pursuant to Section 3(h) hereof, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Investor is advised by the Company that such dispositions may again be made.

     6. Indemnification.

          (a) Indemnification by the Company. The Company will indemnify and hold harmless each Investor and its officers, directors, members, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or omission or alleged untrue statement or omission of any material fact in any Registration Statement, any preliminary Prospectus or final Prospectus, or any amendment or supplement thereof required to be stated therein or necessary to make the statements therein not misleading; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) any violation by the Company or its agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (iv) any failure to register or qualify the Registrable Securities included in any such Registration in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor's behalf and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon (i) such Investor's failure to comply with the prospectus delivery requirements of the Securities Act at any time when the Company does not meet the conditions for use of Rule 172, has advised the Investor in writing that the Company does not meet such conditions and that therefore the Investor is required to deliver a Prospectus in connection with any sale or other disposition of Registrable Securities and has provided such Investor with a current Prospectus for such use, (ii) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus or (iii) the use by an Investor of an outdated or defective Prospectus after the Company has notified the Investor that such Prospectus is outdated or defective and the use of a corrected or updated Prospectus would have avoided such losses, claims, damages, liabilities or expenses.

          (b) Indemnification by the Investors. Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expense (including reasonable attorney fees) resulting from (i) such Investor's failure to comply with the prospectus delivery requirements of the Securities Act at any time when the Company does not meet the conditions for use of Rule 172, has advised the Investor in writing that the Company does not meet such conditions and that therefore the Investor is required to deliver a Prospectus in connection with any sale or other disposition of Registrable Securities and has provided such Investor with a current Prospectus for such use, (ii) the use by an Investor of an outdated or defective Prospectus after the Company has notified the Investor that such Prospectus is outdated or defective and the use of a corrected or updated Prospectus would have avoided such losses, claims, damages, liabilities or expenses, and (iii) any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary Prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto. In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 6 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

          (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation. It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties. No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

          (d) Contribution. If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations. No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation. In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 6 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

     7. Miscellaneous.

          (a) Amendments and Waivers. This Agreement may be amended only by a writing signed by the Company and the Required Investors. The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Required Investors.

          (b) Notices. All notices and other communications provided for or permitted hereunder shall be made as set forth in Section 9.4 of the Purchase Agreement.

          (c) Assignments and Transfers by Investors. The provisions of this Agreement shall be binding upon and inure to the benefit of the Investors and their respective successors and assigns. An Investor may transfer or assign, in whole or from time to time in part, to one or more persons its rights hereunder in connection with the transfer of Registrable Securities by such Investor to such person, provided that such Investor complies with all laws applicable thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

          (d) Assignments and Transfers by the Company. This Agreement may not be assigned by the Company (whether by operation of law or otherwise) without the prior written consent of the Required Investors, provided, however, that the Company may assign its rights and delegate its duties hereunder to any surviving or successor corporation in connection with a merger or consolidation of the Company with another corporation, or a sale, transfer or other disposition of all or substantially all of the Company's assets to another corporation, without the prior written consent of the Required Investors, after notice duly given by the Company to each Investor.

          (e) Benefits of the Agreement. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

          (f) Counterparts; Faxes. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Agreement may also be executed via facsimile, which shall be deemed an original.

          (g) Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

          (h) Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

          (i) Further Assurances. The parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

          (j) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          (k) Governing Law; Consent to Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO

REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

               IN WITNESS WHEREOF, the parties have executed this Agreement or caused their duly authorized officers to execute this Agreement as of the date first above written.

The Company:                            ZILA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        [NAME OF INVESTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                       Exhibit A

                              PLAN OF DISTRIBUTION

     The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

     The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

     - ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

     - block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

     - purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

     - an exchange distribution in accordance with the rules of the applicable exchange;

     -    privately negotiated transactions;

     - short sales effected after the date the registration statement of which this Prospectus is a part is declared effective by the SEC;

     - through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

     - broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

     -    a combination of any such methods of sale; and

     -    any other method permitted by applicable law.

     The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus. The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

     In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

     The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

     The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

     The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act. Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act. Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

     To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

     In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers. In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

     We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates. In addition, to the extent applicable we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act. The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

     We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

     We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) the date on which the shares may be sold pursuant to Rule 144(k) of the Securities Act.

                                                                       Exhibit B

                                   Zila, Inc.

                      Selling Securityholder Questionnaire

     The undersigned beneficial owner (the "Selling Securityholder") of common stock (the "Common Stock"), of Zila, Inc. (the "Company") understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") one or more Registration Statements for the registration and resale of the Registrable Securities, in accordance with the terms of the Registration Rights Agreement, dated as of November __, 2006 (the "Registration Rights Agreement"), among the Company and the Investors named therein. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms used and not otherwise defined herein shall have the meanings ascribed thereto in the Registration Rights Agreement.

     The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

                                  QUESTIONNAIRE

1.   NAME.

     (a) Full legal name of Selling Securityholder:

         -----------------------------------------------------------------------

     (b) Full legal name of registered Holder (if not the same as (a) above) through which Registrable Securities listed in Item 3 below are held:

         -----------------------------------------------------------------------

     (c) Full legal name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by the questionnaire):

         -----------------------------------------------------------------------

     (d) State of organization or domicile of Selling Securityholder:

         -----------------------------------------------------------------------

2.   ADDRESS FOR NOTICES TO SELLING SECURITYHOLDER:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone:      ________________________
Fax:            ________________________
Contact Person: ________________________
Email:          ________________________

Note: By providing an email address, the undersigned hereby consents to receipt of notices by email.

Any such notice shall also be sent to the following address (which shall not constitute notice):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Telephone:      ________________________
Fax:            ________________________
Contact Person: ________________________
Email:          ________________________

3.   BENEFICIAL OWNERSHIP OF REGISTRABLE SECURITIES:

     Type and principal amount of Registrable Securities beneficially owned:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     If applicable, provide the information required by Items 1 and 2 for each beneficial owner.

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

4.   BROKER-DEALER STATUS:

     (a) Are you a broker-dealer?

                                 Yes [ ] No [ ]

Note: If yes, the Commission's staff has indicated that you should be identified as an underwriter in any Registration Statement filed pursuant to the Registration Rights Agreement.

     (b) Are you an affiliate of a broker-dealer?

                                 Yes [ ] No [ ]

     (c) If you are an affiliate of a broker-dealer, do you certify that you bought the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

                                 Yes [ ] No [ ]

Note: If no, the Commission's staff has indicated that you should be identified as an underwriter in any Registration Statement filed pursuant to the Registration Rights Agreement.

     If you checked "Yes" to either of the questions in Item 4(a) or Item 4(b) above, please state (a) the name of any such broker-dealer, (b) the nature of your affiliation or association with such broker-dealer, (c) information as to such broker-dealer's participation in any capacity in the offering or the original placement of the Securities, (d) the number of shares of equity securities or face value of debt securities of the Company owned by you, (e) the date such securities were acquired and (f) the price paid for such securities.

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

5. BENEFICIAL OWNERSHIP OF OTHER SECURITIES OF THE COMPANY OWNED BY THE SELLING SECURITYHOLDER.

          Except as set forth below in this Item 5, the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item 3.

          Type and amount of other securities beneficially owned by the Selling
     Securityholder:

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

6.   RELATIONSHIPS WITH THE COMPANY:

          Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

     State any exceptions here:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

7.   PLAN OF DISTRIBUTION:

     Except as set forth below, the undersigned intends to distribute the Registrable Securities listed above in Item 3 only as set forth in Exhibit A to the Registration Rights Agreement (if at all):

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     The undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof and prior to the effective date of any applicable Registration Statement filed pursuant to the Registration Rights Agreement.

     By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 7 and the inclusion of such information in each Registration Statement filed pursuant to the Registration Rights Agreement and each related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of any such Registration Statement and the related prospectus.

     By signing below, the undersigned acknowledges that it understands its obligation to comply, and agrees that it will comply, with the provisions of the Exchange Act and the rules and regulations thereunder, particularly Regulation
M. The undersigned also acknowledges that it understands that the answers to this Questionnaire are furnished for use in connection with Registration Statements filed pursuant to the Registration Rights Agreement and any amendments or supplements thereto filed with the Commission pursuant to the Securities Act.

     I confirm that, to the best of my knowledge and belief, the foregoing statements (including without limitation the answers to this Questionnaire) are correct.

     IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:                                  Beneficial Owner:
       ------------------------                           ----------------------

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

PLEASE FAX A COPY OF THE COMPLETED AND EXECUTED QUESTIONNAIRE, AND RETURN THE ORIGINAL BY OVERNIGHT MAIL, TO:

          Zila, Inc.
          5227 N. 7th Street
          Phoenix, AZ 84014
          Fax No.: (602) 234 2264
          Attn: Gary V. Klinefelter

          with a copy to:

          Snell & Wilmer L.L.P.
          400 East Van Buren Street
          Phoenix, AZ 85004
          Fax No.: (602) 382 6070
          Attn: Michael M. Donahey, Esq.

                                    EXHIBIT D

                          PLEDGE AND SECURITY AGREEMENT

     PLEDGE AND SECURITY AGREEMENT, dated as of November __, 2006 (as this agreement may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, this "Agreement"), is by and among Zila, Inc., a Delaware corporation (the "Borrower"), Zila Biotechnology, Inc., an Arizona corporation, and a Subsidiary of Borrower, Zila Pharmaceuticals, Inc., a Nevada corporation, and a Subsidiary of Borrower, Zila Technical, Inc., an Arizona corporation, and a Subsidiary of Borrower, and Zila Limited, a United Kingdom company, and a Subsidiary of Borrower, as guarantors (the "Subsidiary Guarantors"), and such other parties as may become Grantors hereunder on or after the date hereof (together with the Borrower and the Subsidiary Guarantors, the "Grantors" and, individually, a "Grantor"), and _________________, a __________ _____________, as collateral agent (the "Agent") for the Investors named in the Purchase Agreement, dated November __, 2006 (the "Purchase Agreement"), by and among the Borrower and such Investors (collectively, the "Purchasers"), and the Purchasers for the purposes only of Section 30 of this Agreement.

     WHEREAS, pursuant to the terms of the Purchase Agreement, the Purchasers are purchasing from the Borrower, among other things, $12,000,000 in an aggregate principal amount of the Borrower's 6% Senior Secured Convertible Notes (the "Notes");

     WHEREAS, pursuant to the terms of Section 28 of this Security Agreement, each Subsidiary Guarantor and each other Subsidiary that becomes a Grantor under this Agreement is guaranteeing the obligations of the Borrower under the Notes and the other Transaction Documents; and

     WHEREAS, the Grantors are hereby granting continuing duly perfected first priority security interests in all current and future assets and property of the Grantors in favor of the Agent for the benefit of the Purchasers and the Agent (collectively, the "Secured Parties") as herein provided to secure the obligations of the Borrower under the Notes and the other Transaction Documents and the obligations of the Subsidiary Grantors (as defined in Section 28) under their Guarantees (as defined in Section 28);

     NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. DEFINITIONS.

     1.1 All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the Purchase Agreement or the Notes. As used herein the term "Obligations" shall mean all principal, interest (including interest accrued after the filing of a bankruptcy or similar petition whether or not a claim therefor is enforceable), fees, expenses and indemnities payable from time to time by the Grantors under the Notes, the Guarantees and the other Transaction Documents, including, without limitation, reimbursements under
Section 9.5 of the Purchase Agreement, and all such fees, expenses and indemnities payable, if any, under this Agreement to the Agent.

     1.2 The term "State," as used herein, means the State of New York.

     1.3 The term "Post-Petition Interest", as used herein, means interest and fees accruing after the filing of any petition in bankruptcy, or the commencement of any case, proceeding or action relating to the bankruptcy, reorganization or insolvency of Borrower or any other Grantor of any of the foregoing (or interest that would accrue but for the operation of applicable bankruptcy, reorganization or insolvency laws), whether or not a claim for post-filing or post-petition interest and/or fees is allowed or allowable as a claim in any such case, proceeding or action.

     1.4 All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in Article 9.

2. GRANT OF SECURITY INTEREST. Borrower, as security for the due and punctual payment and performance in full of the Obligations (including Post-Petition Interest), and each of the other Grantors, as security for its obligations under its guarantee pursuant to the Guaranty and for any other Obligations, hereby grants, mortgages, pledges, assigns, hypothecates, transfers, sets over, conveys and delivers to the Agent (for the benefit of the Secured Parties) a continuing first priority security interest in, and lien on, Borrower's or such other Grantor's (as applicable) rights, titles and interests in, to and under all tangible and intangible personal property and Fixtures of every kind and nature, wherever located and whether now owned or existing, or hereafter acquired, created or arising, and all proceeds and products thereof or income therefrom (all of the foregoing and all of the assets set forth below in clauses (i) through (xiii), being referred to herein as the "Collateral"), including each of the following:

          (i) goods (including inventory, equipment and any accessions thereto),

          (ii) instruments (including promissory notes),

          (iii) documents,

          (iv) accounts,

          (v) chattel paper (whether tangible or electronic),

          (vi) deposit accounts,

          (vii) letter-of-credit rights (whether or not the letter of credit is evidenced by a writing),

          (viii) commercial tort claims,

          (ix) securities and all other investment property ("Investment Property"),

          (x) supporting obligations,

          (xi) contract rights or rights to the payment of money, insurance claims and proceeds,

          (xii) general intangibles including, without limitation, all payment intangibles, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Grantors possess, use or have authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Grantors, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics; and

          (xiii) all now existing and hereafter acquired or arising (A) capital stock, equity securities or interests or other Investment Property (including the capital stock described on Schedule A hereto), (B) all cash dividends and cash distributions with respect to the foregoing ("Dividends"), (C) all non-cash dividends paid on capital securities, liquidating dividends paid on capital securities, shares of capital securities resulting from (or in connection with the exercise of) stock splits, reclassifications, warrants, options, non-cash dividends, mergers, consolidations, and all other distributions (whether similar or dissimilar to the foregoing) on or with respect to any capital securities constituting Collateral (excluding Dividends, "Distributions"), and (D) all certificates, agreements (including stockholders agreements, partnership agreements, operating agreements and limited liability company agreements), books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing.

     The Agent acknowledges that the attachment of the security interest in any commercial tort claim as original collateral is subject to the Grantor's compliance with Section 4.7.

     Notwithstanding the foregoing, Collateral shall not include any of the following (collectively, the "Excluded Collateral"):

     (1) vehicles subject to a certificate of title statute; and

     (2) rights under licenses, permits and contracts and other general intangibles to the extent that the granting of a security interest therein or assignment thereof would violate any applicable law or any enforceable provision of any such license, permit, contract or other general intangible, provided, that the Grantors shall not permit any such prohibitions in any contracts, licenses, general intangibles and permits entered into after the date hereof except in the ordinary course on usual and customary terms or consistent with past practice.

3. AUTHORIZATION TO FILE FINANCING STATEMENTS. The Grantors hereby irrevocably authorize the Agent at any time and from time to time to file in any applicable Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto against each Grantor that (a) indicate the Collateral (i) as all assets of such Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the Uniform Commercial Code of the State or such jurisdiction, or (ii) as being of an equal or lesser scope or with greater detail, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment, including whether such Grantor is an organization, the type of organization and any organization identification number issued to such Grantor. The Grantors agree to furnish any such information to the Agent and the other Secured Parties promptly upon request. Each Grantor also ratifies its authorization for the Agent to have filed in any Uniform Commercial Code jurisdiction financing statements or amendments thereto if filed prior to the date hereof.

4. OTHER ACTIONS. Further to insure the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Agent to enforce, the Agent's first priority security interest in the Collateral, the Grantors agree, in each case at the Grantor's own expense, to take the following actions with respect to the following Collateral:

     4.1 Promissory Notes and Tangible Chattel Paper. If any Grantor shall at any time hold or acquire any promissory notes or tangible chattel paper, such Grantor shall forthwith endorse, pledge and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify.

     4.2 Deposit Accounts. For each deposit account (each, a "Deposit Account") that any Grantor at any time opens or maintains at any depository bank (each, a "Depository Bank"), the Grantor shall, at the Agent's or any other Secured Party's reasonable request and option, pursuant to an agreement (each, a "Deposit Account Control Agreement") in form and substance satisfactory to the Agent and the Requisite Purchasers (as defined in Section 30.3(b)), upon an Event of Default either (a) cause the Depositary Bank to agree to comply at any time with instructions from the Agent to such Depositary Bank directing the disposition of funds from time to time credited to such Deposit Account, without further consent of the Grantor, or (b) arrange for the Agent to become the customers of the Depositary Bank with respect to the Deposit Account, with the Grantors being permitted, only with the consent of the Agent and the Requisite Purchasers, to exercise rights to withdraw funds from such Deposit Account. The Agent agrees with the Grantors that the Agent shall not give any such instructions or withhold any withdrawal rights from the Grantors, unless an Event of Default has occurred and is continuing, or, after giving effect to any withdrawal not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to (i) any Deposit Account for which the Grantors, the Depositary Bank and the Agent and/or the other Secured Parties have entered into a cash collateral agreement specially negotiated among any Grantor, the Depositary Bank and the Agent and/or the other Secured Parties for the specific purpose set forth therein (ii) Deposit Accounts for which any Secured Party is the depositary, and (iii) any Deposit Account which holds exclusively sales tax and/or withholding remittances.

     4.3 Investment Property. If any Grantor shall at any time hold or acquire any certificated securities, the Grantor shall forthwith endorse, pledge and deliver the same to the Agent, accompanied by such instruments of transfer or assignment duly executed in blank as the Agent may from time to time specify. If any securities now or hereafter acquired by any Grantor are uncertificated and are issued to the Grantor or its nominee directly by the issuer thereof, the Grantor shall immediately notify the Agent and the other Secured Parties thereof and, at the Agent's or any other Secured Party's reasonable request and option, pursuant to an agreement in form and substance satisfactory to the Agent and the Requisite Purchasers, either (a) cause the issuer to agree to comply with instructions from the Agent as to such securities, without further consent of the Grantor or such nominee, or (b) arrange for the Agent (on behalf of the Secured Parties) to become the registered owners of the securities. If any securities, whether certificated or uncertificated, or other investment property now or hereafter acquired by any Grantor are held by the Grantor or its nominee through a securities intermediary or commodity intermediary, the Grantor shall immediately notify the Agent and the other Secured Parties thereof and, at the Agent's or any other Secured Party's reasonable request and option, pursuant to an agreement in form and substance satisfactory to the Agent and the Requisite Purchasers, either (i) cause such securities intermediary or (as the case may be) commodity intermediary to agree to comply with entitlement orders or other instructions from the Agent to such securities intermediary as to such securities or other investment property, or (as the case may be) to apply any value distributed on account of any commodity contract as directed by the Agent to such commodity intermediary, in each case without further consent of the Grantor or such nominee, or (ii) in the case of financial assets or other investment property held through a securities intermediary, arrange for the Agent (on behalf of the Secured Parties) to become the entitlement holders with respect to such investment property, with the Grantor being permitted, only with the consent of the Agent and the Requisite Purchasers, to exercise rights to withdraw or otherwise deal with such investment property. The Agent agrees with the Grantors that the Agent shall not give any such entitlement orders or instructions or directions to any such issuer, securities intermediary or commodity intermediary, and shall not withhold its consent to the exercise of any withdrawal or dealing rights by the Grantors, unless an Event of Default has occurred and is continuing, or, after giving effect to any such investment and withdrawal rights not otherwise permitted by the Transaction Documents, would occur. The provisions of this paragraph shall not apply to any financial assets credited to a securities account for which any Secured Party is the securities intermediary.

     4.4 Collateral in the Possession of a Bailee. If any goods are at any time in the possession of a bailee, the Grantors shall promptly notify the Agent and the other Secured Parties thereof and, if reasonably requested by the Agent or any other Secured Party, shall promptly obtain an acknowledgment from the bailee, in form and substance satisfactory to the Agent and the Requisite Purchasers, that the bailee holds such Collateral for the benefit of the Agent (on behalf of the Secured Parties) and shall act upon the instructions of the Agent, without the further consent of the Grantor. The Agent agrees with the Grantors that the Agent shall not give any such instructions unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Grantors with respect to the bailee.

     4.5 Electronic Chattel Paper and Transferable Records. If any Grantor at any time holds or acquires an interest in any electronic chattel paper, the Grantor shall promptly notify the Agent and the other Secured Parties thereof and, at the reasonable request of the Agent or any other Secured Party, shall take such action as the Agent or such other Secured Party may reasonably request to vest in the Agent control, under Section9-105 of the Uniform Commercial Code, of such electronic chattel paper. The Agent agrees with the Grantors that the Agent will arrange, pursuant to procedures satisfactory to the Agent and the Requisite Purchasers and so long as such procedures will not result in the Agent's loss of control, for the Grantors to make alterations to the electronic chattel paper or transferable record permitted under UCC Section9-105, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by the Grantors with respect to such electronic chattel paper or transferable record.

     4.6 Letter-of-credit Rights. If any Grantor is at any time a beneficiary under a letter of credit now or hereafter issued in favor of the Grantor, the Grantor shall promptly notify the Agent and the other Secured Parties thereof and, at the reasonable request and option of the Agent or any Secured Party, the Grantor shall, pursuant to an agreement in form and substance satisfactory to the Agent and the Requisite Purchasers, either (i) use commercially reasonable efforts (including, but not limited to, the payment of customary transfer and assignment fees) to have the issuer and any confirmer of such letter of credit to consent to an assignment to the Agent of the proceeds of any drawing under the letter of credit or (ii) use commercially reasonable efforts (including, but not limited to, the payment of customary transfer and assignment fees) to have the Agent become the transferee beneficiaries of the letter of credit, with the Agent agreeing, in each case, that the proceeds of any drawing under the letter to credit are to be applied as provided in the Notes.

     4.7 Commercial Tort Claims. If any Grantor shall at any time hold or acquire a commercial tort claim, the Grantor shall immediately notify the Agent and the other Secured Parties in a writing signed by the Grantor of the brief details thereof and grant to the Agent (on behalf of the Secured Parties) in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent and the Requisite Purchasers.

5. OTHER ACTIONS AS TO ANY AND ALL COLLATERAL. The Grantors further agree to take any other action reasonably requested by the Agent or any other Secured Party to insure the attachment, perfection and first priority (subject to Permitted Liens) of, and the ability of the Agent (on behalf of the Secured Parties) to enforce, the Secured Parties' security interest in any and all of the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that any Grantor's signature thereon is required therefor, (b) causing the Agent's name to be noted as the secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent's security interest in such Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of the Agent to enforce, the Agent's security interest in such Collateral, (d) obtaining governmental and other third party consents and approvals, including without limitation any consent of any licensor, lessor or other person obligated on Collateral, (e) obtaining waivers from landlords in form and substance satisfactory to the Agent and the Requisite Purchasers, (f) taking all actions required by other law, as applicable in any relevant jurisdiction, or by other law as applicable in any foreign jurisdiction, and (g) delivery to the Agent of stock certificates (and stock powers duly executed in blank in favor of the Agent) covering all of the capital stock described on Schedule A.

6. RELATION TO OTHER SECURITY DOCUMENTS. The provisions of this Agreement supplement the provisions of the other Transaction Documents. Nothing contained in any such Transaction Document shall derogate from any of the rights or remedies of the Agent or any other Secured

Party hereunder. The provisions of this Agreement shall be read and construed with the other Security Documents referred to below in the manner so indicated.

     6.1 Copyright Security Agreements. If reasonably requested by the Agent or any other Secured Party, each Grantor shall execute and deliver to the Agent the Copyright Security Agreement (attached hereto as Exhibit I) pursuant to which the Grantor shall grant to the Agent (on behalf of the Secured Parties) security interests in certain Collateral consisting of copyrights, and copyright registrations. The provisions of the Copyright Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Copyright Security Agreement shall derogate from any of the rights or remedies of the Agent or any other Secured Party hereunder. Neither the delivery of, nor anything contained in, the Copyright Security Agreement shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

     6.2 Trademark Security Agreements. If reasonably requested by the Agent or any other Secured Party, each Grantor shall execute and deliver to the Agent the Trademark Security Agreement (attached hereto as Exhibit II) pursuant to which the Grantor shall grant to the Agent (on behalf of the Secured Parties) security interests in certain Collateral consisting of trademarks, and trademark registrations. The provisions of the Trademark Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Trademark Security Agreement shall derogate from any of the rights or remedies of the Agent or any other Secured Party hereunder. Neither the delivery of, nor anything contained in, the Trademark Security Agreement shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

     6.3 Patent Security Agreements. If reasonably requested by the Agent or any other Secured Party, each Grantor shall execute and deliver to the Agent the Patent Security Agreement (attached hereto as Exhibit III) pursuant to which the Grantor shall grant to the Agent (on behalf of the Secured Parties) security interests in certain Collateral consisting of patents, and patent registrations. The provisions of the Patent Security Agreement are supplemental to the provisions of this Agreement, and nothing contained in the Patent Security Agreement shall derogate from any of the rights or remedies of the Agent or any other Secured Party hereunder. Neither the delivery of, nor anything contained in, the Patent Security Agreement shall be deemed to prevent or postpone the time of attachment or perfection of any security interest in such Collateral created hereby.

7. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. Each Grantor has previously delivered to the Agent and the other Secured Parties a certificate signed by each Grantor and entitled "Perfection Certificate" (the "Perfection Certificate"). Each Grantor represents and warrants to the Agent and the other Secured Parties as follows: (a) the Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Grantor's organizational identification number or accurately states that the Grantor has none, (d) the Perfection Certificate accurately sets forth the Grantor's place of business or, if more than one, its chief executive office as well as the Grantor's mailing address if different and (e) all other information set forth on the Perfection Certificate pertaining to the Grantor is accurate and complete.

8. COVENANTS CONCERNING GRANTOR'S LEGAL STATUS. Each Grantor covenants with the Agent and the other Secured Parties as follows: (a) without providing at least 30 days prior written notice to the Agent and the other Secured Parties, the Grantor will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number if it has one, (b) if the Grantor does not have an organizational identification number and later obtains one, the Grantor shall forthwith notify the Agent and the other Secured Parties of such organizational identification number, and (c) the Grantor will not change its type of organization, jurisdiction of organization or other legal structure.

9. REPRESENTATIONS AND WARRANTIES CONCERNING COLLATERAL. Each Grantor further represents and warrants to the Agent and the other Secured Parties as follows:
(a) the Grantor is the owner of or has other rights in the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement and the Permitted Liens, (b) none of the Collateral constitutes, or is the proceeds of, "farm products" as defined in
Section 9-102(a)(34) of the Uniform Commercial Code of the State, (c) none of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral, (d) the Grantor holds no commercial tort claim except as indicated on Schedule B hereto as modified from time to time, (e) to the best of its knowledge, the Grantor has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances and
(f) all other information set forth on the Perfection Certificate pertaining to the Collateral is accurate and complete.

10. COVENANTS CONCERNING COLLATERAL ETC. Each Grantor further covenants with the Agent and the other Secured Parties as follows:

     10.1 The Collateral, to the extent not delivered to the Agent pursuant to
Section 4 or in transit within the United States will be kept at those locations listed on the Perfection Certificate and, other than in connection with a disposition permitted by Section 10.8 hereof, and the Grantor will not remove the Collateral from such locations, without providing at least 20 days prior written notice to the Agent.

     10.2 Except for the security interest herein granted and Permitted Liens, the Grantor shall be the owner of or have other rights in the Collateral free from any lien, security interest or other encumbrance, and the Grantor shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to the Purchasers.

     10.3 The Grantor shall not pledge, mortgage or create, or suffer to exist a security interest in the Collateral in favor of any person other than the Agent except for Permitted Liens.

     10.4 The Grantor will not use the Collateral in violation of any policy of insurance thereon.

     10.5 The Grantor will permit the Agent and any Purchaser or their respective designees, to inspect the Collateral, wherever located, at any reasonable time during business hours upon prior notice of at least three Business Days (unless a Default or an Event of Default has occurred and is continuing, in which event no prior notice shall be required).

     10.6 The Grantor will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement other than any taxes contested in good faith and for which appropriate reserves have been established by the Grantor.

     10.7 The Grantor will continue to operate, its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances.

     10.8 The Grantor will not sell or otherwise dispose, or offer to sell or otherwise dispose, of the Collateral or any interest therein except for as permitted by the Notes and except for (i) equipment not used by the Grantors in the ordinary course of its business, (ii) obsolete equipment not used by the Grantors in the ordinary course of its business, and (iii) goods sold by the Grantors in the ordinary course of its busine

11. INSURANCE.

     11.1 MAINTENANCE OF INSURANCE. Each Grantor will maintain with financially sound and reputable insurers insurance with respect to its properties and business against such casualties and contingencies as shall be in accordance with general practices of businesses engaged in similar activities in similar geographic areas; provided, however, that the Borrower shall at all times maintain with financially sound and reputable insurers such insurance in amounts not less than the insurance maintained by the Borrower as of the date hereof, except with the Purchasers' prior written consent (which will not be unreasonably withheld or delayed). Such insurance shall be in such minimum amounts that the Grantor will not be deemed a co-insurer under applicable insurance laws, regulations and policies and otherwise shall be in such amounts, contain such terms, be in such forms and be for such periods as may be reasonably satisfactory to the Agent and the Requisite Purchasers. In addition, all such insurance shall be payable to the Agent (on behalf of the Secured Parties) as loss payee. Without limiting the foregoing, the Grantors will (i) keep all of its physical property insured with casualty or physical hazard insurance on an "all risks" basis, with broad form flood and earthquake coverages and electronic data processing coverage, with a full replacement cost endorsement and an "agreed amount" clause in an amount equal to 100% of the full replacement cost of such property, (ii) maintain all such workers' compensation or similar insurance as may be required by law and (iii) maintain, in amounts and with deductibles equal to those generally maintained by businesses engaged in similar activities in similar geographic areas, general public liability insurance against claims of bodily injury, death or property damage occurring, on, in or about the properties of the Grantors; business interruption insurance; and product liability insurance.

     11.2 INSURANCE PROCEEDS. The proceeds of any casualty insurance in respect of any casualty loss of any of the Collateral shall, subject to the rights, if any, of other parties with a prior interest in the property covered thereby, (i) so long as no Default or Event of Default has occurred and is continuing and to the extent that the amount of such proceeds is less than $150,000, be disbursed to the Grantor for direct application by the Grantor solely to the repair or replacement of the Grantor's property so damaged or destroyed and (ii) in all other circumstances, be held by the Purchasers as cash collateral for the Obligations and (except to the extent disbursed pursuant to the next sentence) may be applied to the Obligations. The Agent may, at its sole option, disburse from time to time all or any part of such proceeds so held as cash collateral, upon such terms and conditions as the Agent may reasonably prescribe, for direct application by the Grantor solely to the repair or replacement of the Grantor's property so damaged or destroyed, or the Agent may apply all or any part of such proceeds to the Obligations.

     11.3 NOTICE OF CANCELLATION ETC. All policies of insurance shall provide for at least 30 days prior written cancellation notice to the Agent and the other Secured Parties, unless a shorter period is mandated under applicable law. In the event of failure by any Grantor to provide and maintain insurance as herein provided, the Agent or any other Secured Party may, at their option, provide such insurance and charge the amount thereof to the Grantor. Each Grantor shall furnish the Agent and the other Secured Parties with certificates of insurance and policies evidencing compliance with the foregoing insurance provision.

12. COLLATERAL PROTECTION EXPENSES; PRESERVATION OF COLLATERAL.

     12.1 EXPENSES INCURRED BY THE SECURED PARTIES. In their discretion, the Agent or any other Secured Party may, if any Grantor fails to do so, discharge encumbrances at any time levied or placed on any of the Collateral (other than to the extent constituting Permitted Liens), make repairs thereto and pay any necessary filing fees or, if any Grantor fails to do so, insurance premiums. Each Grantor agrees to reimburse the Agent or such other applicable Secured Party on demand for any and all expenditures so made. Neither the Agent nor any other Secured Party shall have any obligation to the Grantors to make any such expenditures, nor shall the making thereof relieve the Grantor of any default. Any expenses incurred under this Section 12 shall constitute Obligations.

     12.2 SECURED PARTIES' OBLIGATIONS AND DUTIES. Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each contract or agreement comprised in the Collateral to be observed or performed by the Grantor thereunder. The Secured Parties shall not have any obligation or liability under any such contract or agreement by reason of or arising out of this Agreement or the receipt by the Agent or any other Secured Party of any payment relating to any of the Collateral, nor shall the Agent or any other Secured Party be obligated in any manner to perform any of the obligations of the Grantor under or pursuant to any such contract or agreement, to make inquiry as to the nature or sufficiency of any payment received by the Agent or any other Secured Party in respect of the Collateral or as to the sufficiency of any performance by any party under any such contract or agreement, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to the Agent or any other Secured Party or to which the Agent or any other Secured Party may be entitled at any time or times. The Agent's (and any other Secure

Party so receiving Collateral) sole duty with respect to the custody, safe keeping and physical preservation of the Collateral in its possession, under Section9-207 of the Uniform Commercial Code of the State or otherwise, shall be to deal with such Collateral in the same manner as the Agent (or such other Secured Party) deals with similar property for its own account.

13. SECURITIES AND DEPOSITS. The Agent may at any time following and during the continuance of an Event of Default, at its option, transfer to itself or any nominee any securities constituting Collateral, receive any income thereon and hold such income as additional Collateral or apply it to the Obligations. Whether or not any Obligations are due, the Agent may following and during the continuance of an Event of Default demand, sue for, collect, or make any settlement or compromise which it deems desirable with respect to the Collateral. Regardless of the adequacy of Collateral or any other security for the Obligations, any deposits or other sums at any time credited by or due from the Agent to the Grantors may at any time be applied to or set off against any of the Obligations then due and owing.

14. NOTIFICATION TO ACCOUNT DEBTORS AND OTHER PERSONS OBLIGATED ON COLLATERAL. If an Event of Default shall have occurred and be continuing, the Grantors shall, at the reasonable request of the Agent or any other Secured Party, notify account debtors and other persons obligated on any of the Collateral of the security interest of the Agent in any account, chattel paper, general intangible, instrument or other Collateral and that payment thereof is to be made directly to the Agent or to any financial institution designated by the Agent as its agent therefor, and the Agent may, if an Event of Default shall have occurred and be continuing, without notice to or demand upon the Grantor, so notify account debtors and other persons obligated on Collateral. After the making of such a request or the giving of any such notification, the Grantors shall hold any proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Grantor as trustee for the Agent without commingling the same with other funds of the Grantor and shall turn the same over to the Agent in the identical form received, together with any reasonably necessary or advisable endorsements or assignments. The Agent shall apply the proceeds of collection of accounts, chattel paper, general intangibles, instruments and other Collateral received by the Agent to the Obligations, such proceeds to be immediately entered after final payment in cash or other immediately available funds of the items giving rise to them.

15. INVESTMENT PROPERTY. (i) The Grantors, at their cost and expense (including the cost and expense of any of the following referenced consents, approvals etc.) will promptly execute and deliver or cause the execution and delivery of all applications, certificates, instruments, registration statements, and all other documents and papers the Purchasers may reasonably request during the continuance of an Event of Default in connection with the obtaining of any consent, approval, registration, qualification, permit, license, accreditation, or authorization of any other official body or other Person reasonably necessary or appropriate for the effective exercise of any rights hereunder or under the other Transaction Documents. Without limiting the generality of the foregoing, the Grantors agree that in the event the Agent shall exercise its rights hereunder or pursuant to the other Transaction Documents during the continuance of an Event of Default, to sell, transfer, or otherwise dispose of, or vote, consent, operate, or take any other action in connection with any of the Collateral, the Grantors shall execute and deliver (or cause to be executed and delivered) all applications, certificates, assignments and other documents that the Agent reasonably requests to facilitate such actions and shall otherwise promptly, fully, and diligently cooperate with the Agent and any other Persons in making any application for the prior consent or approval of any official body or any other Person to the exercise by the Purchasers of any such rights relating to all or any of the Collateral.

          (i) The Grantors agree promptly upon the occurrence and continuance of an Event of Default and without any request therefor by the Agent or any other Secured Party, so long as such Event of Default shall continue, to deliver (properly endorsed where required hereby or reasonably requested by the Agent or any other Secured Party) to the Agent all Dividends and Distributions with respect to Investment Property and all proceeds of the Collateral, in each case thereafter received by the Grantor, all of which shall be held by the Agent as additional Collateral.

          (ii) Except when an Event of Default has occurred and is continuing, the Grantors may continue to vote all Investment Property included in the Collateral except in a manner which is inconsistent or in violation of the Transaction Documents. The Grantors agree promptly upon the occurrence and during the continuance of an Event of Default, (i) that the Agent may exercise (to the exclusion of the Grantor) the voting power and all other incidental rights of ownership with respect to any Collateral constituting Investment Property of the Grantor and the Grantor hereby grants the Agent an irrevocable proxy, exercisable under such circumstances, to vote such Investment Property; and (ii) that it shall promptly deliver to the Agent such additional proxies and other documents as may be reasonably necessary to allow the Agent to exercise such voting power.

          (iii) All Dividends, Distributions, interest, principal, cash payments, payment intangibles and proceeds which may at any time and from time to time be held by any Grantor but which the Grantor is then obligated to deliver to the Agent, shall, until delivery to the Agent, be held by the Grantor separate and apart from its other property in trust for the Agent. The Agent agrees that unless an Event of Default shall have occurred and be continuing, the Grantors will have the exclusive voting power with respect to any Investment Property constituting the Grantor's Collateral and the Agent will, upon the written request of any Grantor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Grantor which are reasonably necessary to allow the Grantor to exercise that voting power; provided that no vote shall be cast, or consent, waiver, or ratification given, or action taken by the Grantor that would violate any provision of any Transaction Document.

     The Grantors hereby acknowledge that the sale by the Agent of any Investment Property pursuant to the terms hereof in compliance with the Securities Act, as well as applicable "Blue Sky" or other state securities laws may require strict limitations as to the manner in which the Agent or any subsequent transferee of the Investment Property may dispose thereof. The Grantors acknowledge and agree that, to protect the Agent's interests, it may be necessary to sell the Investment Property at a price less than the maximum price attainable if a sale were delayed or made in another manner, such as a public offering under the Securities Act. The Grantors do not have an objection to a sale in such manner and the Grantors agree that the Agent does not have an obligation to obtain the maximum possible price for all or any part of the Investment Property. Without limiting the generality of the foregoing, the Grantors agree that the Agent may, pursuant to the terms hereof and subject to applicable law, from time to time attempt to sell all or any part of the Investment Property by a private placement, restricting the bidders and prospective purchasers to those Persons who will represent and agree that they are purchasing for investment only and not for distribution. In so doing, the Agent may solicit offers to buy the Investment Property or any part thereof for cash from a limited number of investors deemed by the Agent, in its reasonable judgment, to be institutional investors or other responsible Persons who might be interested in purchasing the Investment Property. If the Agent shall solicit such offers, then acceptance by Purchasers of one of the offers shall be deemed to be a commercially reasonable method of disposition of the Collateral.

16. POWER OF ATTORNEY.

     16.1 APPOINTMENT AND POWERS OF PURCHASERS. The Grantors hereby irrevocably constitute and appoint the Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the Grantors or in the Agent's own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be reasonably necessary or desirable to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorney the power and right, on behalf of the Grantors, without notice to or assent by the Grantors, to do the following:

          (a) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral in such manner as is consistent with the Uniform Commercial Code of the State and as fully and completely as though the Agent was the absolute owners thereof for all purposes, and to do at the Grantors' expense, at any time, or from time to time, all acts and things which the Agent deems reasonably necessary or advisable to protect, preserve or realize upon the Collateral and the Agent's security interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do, including, without limitation, (i) the filing and prosecuting of registration and transfer applications with the appropriate federal or local agencies or authorities with respect to trademarks, copyrights and patentable inventions and processes, (ii) upon written notice to the Grantors, the exercise of voting rights with respect to voting securities, which rights may be exercised, if the Agent so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities and (iii) the execution, delivery and recording, in connection with any sale or other disposition of any Collateral, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Collateral; and

          (b) to the extent that the Grantors' authorization given in Section 3 is not sufficient, to file such financing statements with respect hereto, with or without the Grantor' signature, as the Agent may deem appropriate and to execute in the Grantor's name such financing statements and amendments thereto and continuation statements which may require the Grantor's signature.

     16.2 RATIFICATION BY GRANTORS. To the extent permitted by law, the Grantors hereby ratify all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

     16.3 NO DUTY ON PURCHASERS. The powers conferred on the Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon it to exercise any such powers. The Agent shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither the Agent nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for the Agent's own gross negligence or willful misconduct.

     16.4 NO EXERCISE IN ABSENCE OF EVENT OF DEFAULT. The Agent hereby agrees that it will not exercise any rights conferred by this Section 16 absent the occurrence of an Event of Default.

17. REMEDIES. Notwithstanding anything to the contrary in this Agreement, upon the occurrence and during the continuation of an Event of Default, the Agent and the Holders are limited to the remedies set forth in Section 6 of the Notes, including those with respect to any First Default, Second Default and Third Default. Upon the occurrence and during any subsequent Event of Default, the Agent may, without notice to or demand upon the Grantors, declare this Agreement to be in default, and the Agent shall thereafter have in any jurisdiction in which enforcement hereof is sought, in addition to all other rights and remedies, the rights and remedies of a purchaser under the Uniform Commercial Code of the State or of any jurisdiction in which Collateral is located, including, without limitation, the right to take possession of the Collateral, and for that purpose the Agent may, so far as the Grantors can give authority therefor, enter upon any premises on which the Collateral may be situated and remove the same therefrom. The Agent may in its discretion require the Grantors to assemble all or any part of the Collateral at such location or locations within the jurisdiction(s) of the Grantors' principal office(s) or at such other locations as the Agent may reasonably designate. Unless the Collateral is perishable or threatens to decline speedily in value or is otherwise consented to by the Grantors, the Agent shall give to the Grantors at least ten Business Days prior written notice of the time and place of any public sale of Collateral or of the time after which any private sale or any other intended disposition is to be made. The Grantors hereby acknowledge that ten Business Days prior written notice of such sale or sales shall be reasonable notice. In addition, the Grantors waive any and all rights that it may have to a judicial hearing in advance of the enforcement of any of the Agent's rights hereunder, including, without limitation, its right following an Event of Default to take immediate possession of the Collateral and to exercise its rights with respect thereto.

18. STANDARDS FOR EXERCISING REMEDIES. To the extent that applicable law imposes duties on the Agent to exercise remedies in a commercially reasonable manner, the Grantors acknowledge and agree that it is not commercially unreasonable for the Agent (a) to fail to incur expenses reasonably deemed significant by the Agent to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, in each case after using commercially reasonable efforts, (b) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral to be collected or disposed of, in each case after using commercially reasonable efforts, (c) to fail to exercise collection remedies against account debtors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (d) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (e) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (f) to contact other persons, whether or not in the same business as the Grantor, for expressions of interest in acquiring all or any portion of the Collateral, (g) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (h) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (i) to dispose of assets in wholesale rather than retail markets, (j) to disclaim disposition warranties,
(k) to purchase insurance or credit enhancements to insure the Agent's against risks of loss, collection or disposition of Collateral or to provide to the Agent a guaranteed return from the collection or disposition of Collateral, or
(1) to the extent deemed appropriate by the Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Agent in the collection or disposition of any of the Collateral. The Grantors acknowledge that the purpose of this Section 18 is to provide non-exhaustive indications of what actions or omissions by the Agent would not be commercially unreasonable in the Agent's exercise of remedies against the Collateral and that other actions or omissions by the Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this
Section 18. Without limitation upon the foregoing, nothing contained in this
Section 18 shall be construed to grant any rights to the Grantors or to impose any duties on the Agent that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section 18.

19. NO ORAL CHANGE; AMENDMENTS; SECURITY AGREEMENT SUPPLEMENTS FOR ADDITIONAL GRANTORS. No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors, the Agent and the other Secured Parties, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Agent and the Requisite Purchasers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Purchasers of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Purchasers. Nothing in this Section 19 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Note.

20. SURETYSHIP WAIVERS BY GRANTORS. Each Grantor waives demand, notice, protest, notice of acceptance of this Agreement, notice of loans made, credit extended, Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description. With respect to both the Obligations and the Collateral, the Grantors assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of or failure to perfect any security interest in any Collateral, to the addition or release of any party or person primarily or secondarily liable, to the acceptance of partial payment thereon and the settlement, compromising or adjusting of any thereof, all in such manner and at such time or times as the Agent may deem advisable. The Agent shall have no duty as to the collection or protection of the Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Section 11.2. The Grantors further waive any and all other suretyship defenses.

21. MARSHALLING. The Agent shall not be required to marshal any present or future collateral security (including but not limited to this Agreement and the Collateral) for, or other assurances of payment of, the Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, each Grantors hereby agrees that it will not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of the Agent's rights under this Agreement or under any other instrument creating or evidencing any of the Obligations or under which any of the Obligations is outstanding or by which any of the Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, each Grantor hereby irrevocably waives the benefits of all such laws.

22. PROCEEDS OF DISPOSITIONS; EXPENSES. The Grantors shall pay to the Agent on demand any and all expenses, including reasonable attorneys' fees and disbursements, incurred or paid by any Secured Party in protecting, preserving or enforcing the Agent's or any other Secured Party's rights under or in respect of any of the Obligations or any of the Collateral. After deducting all of said expenses, the residue of any proceeds of collection or sale of the Obligations or Collateral shall, to the extent actually received in cash, be applied to the payment of the Obligations in such order or preference as the Agent may reasonably determine, proper allowance and provision being made for any Obligations not then due. Upon the final payment and satisfaction in full of all of the Obligations and after making any payments required by Section 9-608(a)(1)(C) or 9-615(a)(3) of the Uniform Commercial Code of the State, any excess shall be returned to the Grantors, and the Grantors shall remain liable for any deficiency in the payment of the Obligations.

23. OVERDUE AMOUNTS. Until paid, all amounts due and payable by the Grantors hereunder shall be a debt secured by the Collateral and shall bear, whether before or after judgment, interest at the rate of interest set forth in the Note.

24. GOVERNING LAW; CONSENT TO JURISDICTION.

          (a) Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State (other than those conflict of law rules that would defer to the substantive laws of another jurisdiction). Without in any way limiting the preceding choice of law, the parties elect to be governed by the law of the State in accordance with, and are relying (at least in part) on, Section 5-1401 of the General Obligations Law of the State, as amended, or any corresponding or succeeding provisions thereof.

          (b) Submission to Jurisdiction. The Grantors hereby submit to the exclusive personal jurisdiction of the United States District Court for the Southern District of New York and of the Supreme Court of the State of New York sitting in New York County (including its Appellate Division), and of any other appellate court in the State of New York, for the purposes of all legal proceedings arising out of or relating to this Agreement or the transactions contemplated hereby.

          (c) Waiver of Venue. The Grantors hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum. Without in any way limiting the preceding consents to personal jurisdiction and venue, the parties agree to submit to the jurisdiction of the courts of the State of New York in accordance with Section 5-1402 of the General Obligations Law of the State, as amended, or any corresponding or succeeding provisions thereof.

          (d) Service of Process; Notices. Each party to this Agreement irrevocably consents to service of process and delivery of notices provided for hereunder in the manner provided for notices in the Purchase Agreement. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law. The Agent's name and address for notices is set forth opposite it signature on its signature page hereto or as hereafter shall be provided to the Borrower and the Purchasers in writing in the manner provide for notices in the Purchase Agreement.

25. WAIVER OF JURY TRIAL. THE GRANTORS, THE AGENT AND THE OTHER SECURED PARTIES HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

26. MISCELLANEOUS; AGREEMENT TO BE BOUND BY PROVISIONS OF TRANSACTION DOCUMENTS APPLICABLE TO GRANTOR. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Grantors and their respective successors and assigns, and shall inure to the benefit of the Secured Parties and their respective successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein. The Grantors acknowledge receipt of a copy of this Agreement. Each Grantor agrees to be bound by each provision of every other Transaction Document which purports to be applicable to it as if such provision were set forth herein.

27. SUBSIDIARIES.

     27.1 Borrower represents and warrants that each of its Subsidiaries with assets of $10,000 has entered into this Agreement as a Subsidiary Guarantor.

     27.2 Borrower covenants and agrees that it shall cause each future Subsidiary that has assets of $10,000 or more to complete, execute and deliver to the Agent, the form of Assumption Agreement attached as Annex 1 and such other documents as the Agent shall reasonably request, including, without limitation, evidence of good standing of such Affiliate and lien searches, all in form and substance acceptable to the Purchasers.

28. LIMITED RECOURSE GUARANTY. Each Subsidiary Guarantor and each other Subsidiary that becomes a Grantor (each a "Subsidiary Grantor") hereby unconditionally guarantees the payment when due of all Obligations (the "Guarantees"), provided, however, that recourse under this provision is limited to the assets of the Subsidiary Grantor that are, or will be, included as part of the Collateral. The Guarantees are irrevocable and will not be affected by any release of any Grantor or surrender, exchange, compromise or release any Collateral, by any failure to perfect any liens, by any irregularity, enforceability or invalidity of any Obligations or any part thereof or any security or guaranty thereof. Each Subsidiary Grantor waives all defenses based on suretyship or on impairment of Collateral. Without notice to, or the consent of, any Subsidiary Grantor, the terms of the Obligations and any related documents may be changed, extended, renewed or compromised.

29. FURTHER ASSURANCES. Borrower and each Subsidiary Grantor shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

30. COLLATERAL AGENCY.

     30.1 APPOINTMENT OF AGENT. Each Purchaser hereby appoints Agent to serve as collateral agent hereunder and each Purchaser hereby authorizes Agent, in such capacity, to act as its agent and representative hereunder in accordance with the terms hereof and with respect to the Guarantees, the Collateral and the other Security Documents. The provisions of this Section 30 are solely for the benefit of the Agent and Purchasers and none of the Grantors shall have any rights as a third party beneficiary of any of the provisions of this Section 30; provided, however, that the Grantors shall be entitled to rely on consents and approvals executed by the Agent without investigation as to the existence of proper authorization by the other Secured Parties. In performing its functions and duties hereunder, the Agent shall act solely as an agent of the Purchasers and does not assume and shall not be deemed to have assumed any obligation towards or relationship of agency or trust with or for any of the Grantors or any Subsidiary or Affiliate thereof.

     30.2 POWERS AND DUTIES. Each Purchaser irrevocably authorizes the Agent to take such action on such Purchaser's behalf and to exercise such powers, rights and remedies hereunder as are specifically delegated or granted to the Agent by the terms hereof, together with such powers, rights and remedies as are reasonably incidental thereto. The Agent shall have only those duties and responsibilities that are expressly specified herein. The Agent may exercise such powers, rights and remedies and perform such duties by or through its agents or employees. The Agent shall not have, by reason hereof or of any other Transaction Document, a fiduciary relationship in respect of any Purchaser; and nothing herein, expressed or implied, is intended to or shall be so construed as to impose upon the Agent any obligations in respect hereof or any of the other Transaction Documents except as expressly set forth herein.

     30.3 GENERAL IMMUNITY.

          (a) No Responsibility for Certain Matters. The Agent shall not be responsible to any Purchaser for the execution, effectiveness, genuineness, validity, enforceability, collectability or sufficiency hereof or any other Transaction Document or for any representations, warranties, recitals or statements made herein or therein or made in any written or oral statements or in any other statements, instruments, reports or certificates or any other documents furnished or made by the Agent to Purchasers or by or on behalf of any Grantor to the Agent or any other Secured Party in connection with this Agreement or any other Transaction Document and the transactions contemplated hereby or thereby or for the financial condition or business affairs of any Grantor or the condition of any of the Collateral, nor shall the Agent be required to ascertain or inquire as to the performance or observance of any of the terms, conditions, provisions, covenants or agreements contained in this Agreement or any of the other Transaction Documents or as to the existence or possible existence of any Event of Default or Default or to make any disclosures with respect to the foregoing.

          (b) Exculpatory Provisions. Neither the Agent, nor any Affiliate of the Agent, nor any of their respective officers, partners, directors, employees, controlling persons, auditors or agents shall be liable to Purchasers for any action taken or omitted by the Agent hereunder or in connection with any of the other Transaction Documents except to the extent found by a final, non-appealable judgment of a court of competent jurisdiction to have been caused by the Agent's gross negligence or willful misconduct. The Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection herewith or any of the other Transaction Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until the Agent shall have received instructions in respect thereof from Purchasers holding a majority in principal amount of the Notes then outstanding (the "Requisite Purchasers") and, upon receipt of such instructions from Requisite Purchasers, the Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) the Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper Person or Persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for the Grantors), accountants, experts and other professional advisors selected by it; and (ii) no Purchaser shall have any right of action whatsoever against the Agent as a result of the Agent acting or (where so instructed) refraining from acting hereunder or under any of the other Transaction Documents in accordance with the instructions of Requisite Purchasers.

     30.4 AGENT ENTITLED TO ACT AS PURCHASER. The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, the Agent in its individual capacity as a Purchaser hereunder. With respect to its holding of Notes, the Agent shall have the same rights and powers hereunder as any other Purchaser and may exercise the same as if it were not performing the duties and functions delegated to it hereunder, and the term "Purchaser" shall, unless the context clearly otherwise indicates, include the Agent in its individual capacity. The Agent and its Affiliates may accept deposits from, lend money to, own securities of, and generally engage in any kind of banking, trust, financial advisory or other business with any Grantor or any of their Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from Borrower for services in connection herewith and otherwise without having to account for the same to Purchasers.

     30.5 PURCHASERS' REPRESENTATIONS, WARRANTIES AND ACKNOWLEDGMENT.

          (a) Each Purchaser represents and warrants that it has made its own independent investigation of the financial condition and affairs of the Grantors and the condition and value of the Collateral in connection with its purchase of Notes. The Agent shall not have any duty or responsibility, either initially or on a continuing basis, to make any investigation or appraisal of the creditworthiness of the Grantors or the condition and value of the Collateral on behalf of the Purchasers or to provide any Purchaser with any information with respect thereto, and the Agent shall not have any responsibility with respect to the accuracy of or the completeness of any information provided to the Purchasers.

          (b) Each Purchaser, by delivering its signature page to this Agreement and funding its Notes shall be deemed to have acknowledged receipt of, and consented to and approved, this Agreement, each other Transaction Document and each other document required to be approved by the Agent, Requisite Purchasers or Purchasers, as applicable on the date hereof.

     30.6 RIGHT TO INDEMNITY. Each Purchaser, in proportion to the pro rata share of the principal amount of Notes purchased by it on the date hereof ("Pro Rata Share"), severally agrees to indemnify the Agent, its Affiliates and their respective officers, partners, directors, trustees, employees, auditors, controlling persons and agents (each, an "Indemnitee Agent Party"), to the extent that such Indemnitee Agent Party shall not have been reimbursed by any Grantor, for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements) or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against such Indemnitee Agent Party in exercising its powers, rights and remedies or performing its duties hereunder or under the other Transaction Documents or otherwise in its capacity as such Indemnitee Agent Party in any way relating to or arising out of this Agreement or the other Transaction Documents, IN ALL CASES, WHETHER OR NOT CAUSED BY OR ARISING, IN WHOLE OR IN PART, OUT OF THE COMPARATIVE, CONTRIBUTORY, OR SOLE NEGLIGENCE OF SUCH INDEMNITEE AGENT PARTY; provided, that no Purchaser shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Indemnitee Agent Party's gross negligence or willful misconduct to the extent that such have been found by a final, non-appealable judgment of a court of competent jurisdiction. If any indemnity furnished to any Indemnitee Agent Party for any purpose shall, in the opinion of such Indemnitee Agent Party, be insufficient or become impaired, such Indemnitee Agent Party may call for additional indemnity and cease, or not commence, to do the acts indemnified against unless and until such additional indemnity is furnished; provided, that in no event shall this sentence require any Purchaser to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement in excess of such Purchaser's Pro Rata Share thereof; and provided, further, that this sentence shall not be deemed to require any Purchaser to indemnify any Indemnitee Agent Party against any liability, obligation, loss, damage, penalty, action, judgment, suit, cost, expense or disbursement described in the proviso in the immediately preceding sentence.

     30.7 SUCCESSOR AGENT.

          (a) The Agent may resign at any time by giving fifteen (15) Business Days' prior written notice thereof to Purchasers and Borrower, which resignation shall be effective as to this Agreement and each other Security Document for which Agent acts in its capacity as such. Upon any such notice of resignation, the Requisite Purchasers shall have the right, upon five Business Days' notice to Borrower, to appoint a successor Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and the Agent shall promptly (i) transfer to such successor Agent all sums, Securities and other items of Collateral and the other Security Documents creating a security interest in any of the Collateral, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Agent under this Agreement and the other Transaction Documents, and (ii) execute and deliver to such successor Agent such amendments to financing statements, and take such other actions, as may be necessary or appropriate in connection with the assignment to such successor Agent of the security interests created under the Security Documents, whereupon such retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 30 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent hereunder.

          (b) Notwithstanding anything herein to the contrary, the Agent may assign its rights and duties as Agent hereunder to any of its Affiliates (other than any Grantor or any Subsidiary thereof) without the prior written consent of, or prior written notice to, the Grantors or the Purchasers under this Agreement and any other Security Document for which Agent acts in its capacity as such; provided that the Grantors and the Purchasers may deem and treat such assigning Agent as the Agent for all purposes hereof, unless and until such assigning Agent provides written notice to Borrower and the Purchasers of such assignment. Upon such assignment such Affiliate shall succeed to and become vested with all rights, powers, privileges and duties as Agent hereunder and under the other Transaction Documents.

     30.8 COLLATERAL AND GUARANTEES.

          (a) Right to Release Collateral or Guarantees. Subject to Section 19, without further written consent or authorization from the Purchasers, the Agent may execute any documents or instruments necessary to (i) release any lien encumbering any item of Collateral that is the subject of a sale or other disposition of assets permitted under the terms of Transaction Documents or to which Requisite Purchasers have otherwise consented, or (ii) release any Subsidiary Grantor from its Guarantee upon the sale of such Subsidiary as permitted pursuant to the terms and conditions of the Transaction Documents or to which Requisite Purchasers have otherwise consented.

          (b) Right to Realize on Collateral and Enforce Guarantees. Anything contained in any of the Transaction Documents to the contrary notwithstanding, the Grantors, the Agent and each Purchaser hereby agree that (i) no Purchaser shall have any right individually to realize upon any of the Collateral or to enforce any of the Guarantees, it being understood and agreed that all powers, rights and remedies hereunder may be exercised solely by the Agent, on behalf of Purchasers in accordance with the terms hereof and all powers, rights and remedies under the other Security Documents may be exercised solely by the Agent, and (ii) in the event of a foreclosure by the Agent on any of the Collateral pursuant to a public or private sale, the Agent or any other Secured Party may be the purchaser of any or all of such Collateral at any such sale and the Agent, as agent for and representative of Secured Parties (but not any Purchaser or Purchasers in its or their respective individual capacities unless Requisite Purchasers shall otherwise agree in writing) shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Obligations as a credit on account of the purchase price for any collateral payable by the Agent at such sale.

31. TERMINATION. This Agreement shall remain in full force and effect until such time as all principal and any accrued interest on the Notes is either (a) converted into Common Stock in accordance with the terms of the Notes or (b) indefeasibly paid in full and, in the case of either (a) or (b), all other Obligations then due and owing (including Post-Petition Interest) are indefeasibly paid in full; provided, however, that, so long as no Event of Default, or event which, with the giving of notice, the lapse of time for both would constitute an Event of Default, has occurred and is continuing, the Agent, upon the written request of a Grantor, shall release and otherwise terminate any and all Liens and security interests held by Agent with respect to (a) such Grantor's accounts and such Grantor's inventory in the event that (i) such Grantor obtains the Future Working Capital Line (as defined in the Note) and
(ii) the release and termination of such Liens and security interests are necessary for such Grantor to obtain the Future Working Capital Line and (b) such Grantor's right, title and interest in and to the assets of the Peridex(R) product line effective upon the consummation of the sale of the Peridex(R) product line on the terms and conditions approved by such Grantor's board of directors. Following the termination hereof, upon the request of and at the expense of the Grantors, the Agent shall reassign to the Grantors all Collateral held by Agent and shall execute a termination of all security agreements and security interests given by Grantors to Agent.

         [The remainder of this page has been intentionally left blank.]

     IN WITNESS WHEREOF, intending to be legally bound, the Grantors, the Agent and, for the purpose of Section 30, only, the Purchasers, have caused this Agreement to be duly executed as of the date first above written.

                                        GRANTORS:

                                        BORROWER:

                                        ZILA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SUBSIDIARY GUARANTORS:

                                        [__________________]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        [__________________]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                [Signature Page to Pledge and Security Agreement]

                                        AGENT:

NOTICE ADDRESS FOR AGENT:               [__________________]

[________________________]
[________________________]
[________________________]              By:
[________________________]                  ------------------------------------
                                        Name:
Attention: [__________]                       ---------------------------------
Telephone: [__________]                 Title:
Facsimile: [__________]                        ---------------------------------

PURCHASERS, for the purpose of Section 30, only:

[NAME]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

[NAME]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

[NAME]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   SCHEDULE A

                                  CAPITAL STOCK

                                  Pledged Stock

PLEDGOR   ISSUER   SHARES PLEDGED   CERTIFICATE NUMBER(S)
-------   ------   --------------   ---------------------


                                    EXHIBIT I

                          COPYRIGHT SECURITY AGREEMENT

          COPYRIGHT SECURITY AGREEMENT, dated as of November __, 2006 (this "Agreement"), is by and among the parties identified as "Grantors" on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a "Grantor", and collectively the "Grantors"), and __________________, a ___________ ______________, as collateral agent (the "Agent").

     WHEREAS, this Agreement is being entered into in accordance with Section
6.1 of that certain Pledge and Security Agreement, dated as of November __, 2006 (as the same may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Security Agreement"), by and among the Grantors, the Agent and the parties identified on the signature pages thereto as Purchasers;

     NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1.

                          DEFINITIONS; INTERPRETATION.

     (a) Defined Terms. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement, dated as of November __, 2006 (the "Purchase Agreement"), by and between Zila, Inc. (the "Borrower") and the Investors named therein (the "Purchasers"), the Notes and the Security Agreement.

     (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     "Collateral" has the meaning set forth in Section 2.

     "Copyright Office" means the United States Copyright Office.

     "Notes" means $12,000,000 in aggregate principal amount of the Borrower's 6% Senior Secured Convertible Notes issued by the Borrower to the Purchasers.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York.

     (c) Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

     (d) Construction. In this Agreement, the following rules of construction and interpretation shall be applicable: (i) no reference to "proceeds" in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Grantor; (ii) "includes" and "including" are not limiting; (iii) "or" is not exclusive; and (iv) "all" includes "any" and "any" includes "all." To the extent not inconsistent with the foregoing, the rules of construction and interpretation applicable to the Security Agreement shall also be applicable to this Agreement and are incorporated herein by this reference.

                                   SECTION 2.

                               SECURITY INTEREST.

     (a) Grant of Security Interest. As security for the payment and performance of the Obligations, each Grantor hereby assigns, transfers and conveys to the Agent, and grants an ongoing duly perfected first priority security interest in and mortgage to the Agent of, all such Grantor's right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which such Grantor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the "Collateral"):

          (i) All of such Grantor's present and future United States registered copyrights and copyright registrations, including such Grantor's United States registered copyrights and copyright registrations listed in Schedule A to this Agreement, all of such Grantor's present and future United States applications for copyright registrations, including such Grantor's United States applications for copyright registrations listed in Schedule B to this Agreement, and all of such Grantor's present and future copyrights that are not registered in the Copyright Office including, without limitation, derivative works (collectively, the "Copyrights"), and any and all royalties, payments, and other amounts payable to Grantor in connection with the Copyrights, together with all renewals and extensions of the Copyrights, the right to recover for all past, present, and future infringements of the Copyrights, and all manuscripts, documents, writings, tapes, disks, storage media, computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto;

          (ii) All of such Grantor's right, title and interest in and to any and all present and future license agreements with respect to the Copyrights;

          (iii) All present and future accounts and other rights to payment arising from, in connection with or relating to the Copyrights; and

          (iv) All cash and non-cash proceeds of any and all of the foregoing.

     (b) Continuing Security Interest. Each Grantor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 11.

                                   SECTION 3.

                        SUPPLEMENT TO SECURITY AGREEMENT.

     This Agreement has been entered into in conjunction with the security interests granted to the Agent under the Security Agreement, and other security documents referred to therein. The rights and remedies of the Agent and the other Secured Parties with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement or any other security documents referred to therein, all terms and provisions of which are incorporated herein by reference.

                                   SECTION 4.

                         REPRESENTATIONS AND WARRANTIES.

     Each Grantor represents and warrants to the Agent and the other Secured Parties that:

     (a) Copyright Registrations. A true and correct list of all of such Grantor's United States registered copyrights and copyright registrations is set forth in Schedule A.

     (b) Applications for Copyright Registration. A true and correct list of all of such Grantor's United States applications for copyright registrations is set forth in Schedule B.

                                   SECTION 5.

                                  FURTHER ACTS.

     On a continuing basis, each Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be reasonably necessary or advisable or may be reasonably requested by the Agent or any other Secured Party to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the first priority security interest granted or purported to be granted hereby, to ensure such Grantor's compliance with this Agreement or to enable the Agent to exercise and enforce the rights and remedies of the Agent and the other Secured Parties hereunder with respect to the Collateral, including any documents for filing with the Copyright Office or any applicable state office. The Agent may record this Agreement, an abstract thereof, or any other document describing the Agent's interest in the

Copyrights with the Copyright Office, at the expense of such Grantor. In addition, each Grantor authorizes the Agent to file financing statements describing the Collateral in any UCC filing office deemed appropriate by the Agent. If any Grantor shall at any time hold or acquire a commercial tort claim arising with respect to the Collateral, such Grantor shall immediately notify the Agent and the other Secured Parties in a writing signed by such Grantor of the brief details thereof and grant to the Agent (on behalf of the Secured Parties) in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent and the Requisite Purchasers.

                                   SECTION 6.

                          AUTHORIZATION TO SUPPLEMENT.

     Each Grantor shall give the Agent and the other Secured Parties prompt notice of any additional United States copyright registrations or applications therefor after the date hereof. Each Grantor authorizes the Agent unilaterally to modify this Agreement by amending Schedule A or B to include any future United States registered copyrights or applications therefor of such Grantor. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedule A or B shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule A or B.

                                   SECTION 7.

                                 BINDING EFFECT.

     This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Grantor, the Agent and the other Secured Parties and their respective successors and assigns. Except as provided in Section 30.7 of the Security Agreement, no party hereto may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as agreed to in writing by the other parties hereto.

                                   SECTION 8.

                                 GOVERNING LAW.

     This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

     No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors, the Agent and the Requisite Purchasers, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Agent and consented to in writing by the Requisite Purchasers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, (i) additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Agent, and (ii) the Agent unilaterally may re-execute this Agreement or modify, amend or supplement the Schedules hereto as provided in Section 6 hereof. To the extent that any provision of this Agreement conflicts with any provision of the Notes, the provision giving the Secured Parties greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Purchasers under the Notes. Nothing in this Section 9 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Notes.

                                   SECTION 10.

                                  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

                                   SECTION 11.

                                  TERMINATION.

     Upon the indefeasible payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and the Agent (at the Grantors' expense) shall promptly execute and deliver to the Grantors such documents and instruments reasonably requested by the Grantors as shall be necessary to evidence termination of all such security interests given by the Grantors to Agent hereunder, including cancellation of this Agreement by written notice from Agent to the Copyright Office.

                                   SECTION 12.

                          NO INCONSISTENT REQUIREMENTS.

     Each Grantor acknowledges that this Agreement and the other documents, agreements and instruments entered into or executed in connection herewith may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Grantor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                                   SECTION 13.

                                  SEVERABILITY.

     If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                                   SECTION 14.

                                    NOTICES.

     All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement and the Security Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                        GRANTORS:

                                        ZILA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [NAMES OF SUBSIDIARY GRANTORS]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


AGENT:

[NAME]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                [Signature Page to Copyright Security Agreement]

                                   SCHEDULE A

                       TO THE COPYRIGHT SECURITY AGREEMENT

GRANTOR: [___________]

Registered Copyrights


Title of Work   Registration Number   Date of Registration
-------------   -------------------   --------------------


                                   SCHEDULE B

                       TO THE COPYRIGHT SECURITY AGREEMENT

GRANTOR: [___________]

Copyright Applications

Title of Work   Application Number
-------------   ------------------


                                                                      Annex 1 to
                                                    Copyright Security Agreement

          ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ______________________________ (the "Additional Grantor"), in favor of
__________________, a ___________ ______________, as collateral agent (the
"Agent"), under that certain Copyright Security Agreement (as defined below).

                                  WITNESSETH :

          WHEREAS, the Grantors have entered into the Copyright Security Agreement dated as of ________________, 20__ (as it may be amended, supplemented or otherwise modified from time to time, the "Copyright Security Agreement") in favor of the Agent; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Copyright Security Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. COPYRIGHT SECURITY AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9 of the Copyright Security Agreement, hereby becomes a party to the Copyright Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Copyright Security Agreement.

          2. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. The Additional Grantor has previously delivered to the Agent and the other Secured Parties (as defined in the Security Agreement) a certificate signed by the Additional Grantor and entitled "Perfection Certificate" (the "Perfection Certificate"). The Additional Grantor represents and warrants to the Agent and the other Secured Parties as follows: (a) the Additional Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor's organizational identification number or accurately states that the Additional Grantor has none,
(d) the Perfection Certificate accurately sets forth the Additional Grantor's place of business or, if more than one, its chief executive office as well as the Additional Grantor's mailing address if different, (e) all other information set forth on the Perfection Certificate pertaining to the Additional Grantor is accurate and complete including but not limited to information pertaining to copyrights and (f) each of the representations and warranties contained in the Transaction Documents relating to it are true and correct on


                                     Annex 1
and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

          3. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY ITS ACCEPTANCE HEREOF, THE AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   EXHIBIT II

                          TRADEMARK SECURITY AGREEMENT

          TRADEMARK SECURITY AGREEMENT, dated as of November __, 2006 (this "Agreement"), is by and among the parties identified as "Grantors" on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a "Grantor", and collectively the "Grantors"), and __________________, a ___________ ______________, as collateral agent (the "Agent").

          WHEREAS, this Agreement is being entered into in accordance with
Section 6.2 of that certain Pledge and Security Agreement, dated as of November __, 2006 (as the same may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Security Agreement"), by and among the Grantors, the Agent and the parties identified on the signature pages thereto as Purchasers;

          NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1.

                          DEFINITIONS; INTERPRETATION.

          (a) Defined Terms. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement, dated as of November __, 2006 (the "Purchase Agreement"), by and between Zila, Inc. (the "Borrower") and the Investors named therein (the "Purchasers"), the Notes and the Security Agreement.

          (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

          "Collateral" has the meaning set forth in Section 2.

          "Notes" means $12,000,000 in aggregate principal amount of the Borrower's 6% Senior Secured Convertible Notes issued by the Borrower to the Purchasers.

          "Trademark Office" means the United States Patent & Trademark Office.

                                   SECTION 2.

                                SECURITY INTEREST

     To secure the complete and timely payment and satisfaction of the Obligations, each Grantor hereby grants to the Agent, and hereby reaffirms its prior grant pursuant to the Security Agreement of, a continuing first priority security interest in such Grantor's entire right, title and interest in and to the following (all of the following items or types of property being herein collectively referred to as the "Collateral"), whether now owned or existing or hereafter created or acquired:

     (a) Each trademark listed on Schedule 1 annexed hereto, together with any reissues, continuations or extensions thereof (each a "Trademark"), and all of the goodwill of the business connected with the use of, and symbolized by, each Trademark; and

     (b) All products and proceeds of the forgoing, including without limitation, any claim by Grantor against third parties for past, present or future (a) infringement or dilution of any Trademark, or (b) injury to the goodwill associated with any Trademark.

                                    SECTION 3

                        SUPPLEMENT TO SECURITY AGREEMENT

     This Agreement has been entered into in conjunction with the security interests granted to the Agent under the Security Agreement, and other security documents referred to therein. The rights and remedies of the Agent and the other Secured Parties with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement or any other security documents referred to therein, all terms and provisions of which are incorporated herein by reference.

                                    SECTION 4

                         REPRESENTATIONS AND WARRANTIES

     Each Grantor represents and warrants to Agent and the other Secured Parties that:

     (a) Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to each Trademark, free and clear of any liens, charges and encumbrances, including without limitation licenses and covenants by Grantor not to sue third persons, except for Permitted Liens.

     (b) Grantor has no notice of any suits or actions commenced or threatened with reference to any Trademark; and

     (c) Grantor has the unqualified right to execute and deliver this Agreement and perform its terms.

                                    SECTION 5

                                  FURTHER ACTS

     Grantor agrees that until Grantor's Obligations shall have been satisfied in full, Grantor shall not, without the prior written consent of the Agent, sell or assign its interest in, or grant any license under, any Trademark or enter into any other agreement with respect to any Trademark (except as permitted under the Transaction Documents), and Grantor further agrees that it shall not take any action or permit any action to be taken by others subject to its control, including licensees, or fail to take any action which would affect the validity or enforcement of the rights transferred to the Agent under this Agreement.

                                    SECTION 6

                              AGENT'S RIGHT TO SUE

     After an Event of Default occurs and while it continues, the Agent shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Trademarks and, if the Agent shall commence any such suit, Grantor shall, at the reasonable request of the Agent, do any and all lawful acts and execute any and all proper documents reasonably required by the Agent in aid of such enforcement and Grantor shall promptly, upon demand, reimburse and indemnify the Agent for all reasonable costs and expenses incurred by the Agent in the exercise of its rights under this Section 6.

                                    SECTION 7

                     CUMULATIVE REMEDIES; POWER OF ATTORNEY

     The Agent hereby acknowledges and affirms that the rights and remedies with respect to the Trademarks, whether established hereby or by the Security Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Grantor hereby authorizes the Agent upon the occurrence and during the continuance of an Event of Default, to make, constitute and appoint any officer or agent of the Agent as the Agent select, in its sole discretion, as Grantor's true and lawful attorney-in-fact, with power to (a) endorse Grantor's name on all applications, documents, papers and instruments reasonably necessary or desirable for the Agent in the use of the Trademarks or (b) take any other actions with respect to the Trademarks as the Agent deems to be in the best interest of the Secured Parties, or (c) grant or issue any exclusive or non-exclusive license under the Trademarks to anyone, or
(d) assign, pledge, convey or otherwise transfer title in or dispose of the Trademarks to anyone. Grantor hereby ratifies all that such attorneys shall lawfully do or cause to be done after the occurrence and during the continuance of an Event of Default by virtue hereof. This power of attorney shall be irrevocable until Grantor's Obligations shall have been paid in full. Grantor hereby further acknowledges and agrees that the use by the Agent of the Trademarks after the occurrence and during the continuance of an Event of Default shall be worldwide, except as limited by their terms, and without any liability for royalties or related charges from the Agent to Grantor.

                                    SECTION 8

                                 BINDING EFFECT

     This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Grantor, the Agent and the other Secured Parties and their respective successors and assigns. Except as provided in Section 30.7 of the Security Agreement, no party hereto may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as agreed to in writing by the other parties hereto.

                                    SECTION 9

                                  GOVERNING LAW

     This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

                                   SECTION 10

                           ENTIRE AGREEMENT; AMENDMENT

     No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors, the Agent and the Requisite Purchasers, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Agent and consented to in writing by the Requisite Purchasers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, (a) additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Agent, and (b) the Agent unilaterally may modify, amend or supplement the Schedules hereto, and such modified, amended or supplemented Schedules shall be deemed to be accurate absent manifest error. To the extent that any provision of this Agreement conflicts with any provision of the Notes, the provision giving the Secured Parties greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Purchasers under the Notes. Nothing in this Section 10 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Notes.

                                   SECTION 11

                                  COUNTERPARTS

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

                                   SECTION 12.

                                   TERMINATION

     Upon the indefeasible payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and the Agent (at the Grantors' expense) shall promptly execute and deliver to the Grantors such documents and instruments reasonably requested by the Grantors as shall be reasonably necessary to evidence termination of all such security interests given by the Grantors to the Agent hereunder, including cancellation of this Agreement by written notice from the Agent to the Trademark Office.

                                   SECTION 13

                          NO INCONSISTENT REQUIREMENTS

     Each Grantor acknowledges that this Agreement and the other documents, agreements and instruments entered into or executed in connection herewith may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Grantor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                                   SECTION 14

                                  SEVERABILITY

     If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                                   SECTION 15

                                     NOTICES

     All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement and the Security Agreement.

                            [Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                        GRANTORS:

                                        ZILA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        [NAMES OF SUBSIDIARY GRANTORS]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


AGENT:

[NAME]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                [Signature Page to Trademark Security Agreement]

                                   SCHEDULE A
                       TO THE TRADEMARK SECURITY AGREEMENT

GRANTOR: [_________]

                             TRADEMARK REGISTRATIONS

Trademarks owned by Grantors:

Trademark Description   U.S. Registration No.   Date Registered
---------------------   ---------------------   ---------------


                                   SCHEDULE B
                       TO THE TRADEMARK SECURITY AGREEMENT

GRANTOR: [_________]

                             TRADEMARK APPLICATIONS

Trademark Application Description   U.S. Application No.   Date Applied
---------------------------------   --------------------   ------------


                                                                      Annex 1 to
                                                    Trademark Security Agreement

          ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ______________________________ (the "Additional Grantor"), in favor of
__________________, a ___________ ______________, as collateral agent (the
"Agent"), under that certain Trademark Security Agreement (as defined below).

                                  WITNESSETH :

          WHEREAS, the Grantors have entered into the Trademark Security Agreement dated as of ________________, 20__ (as it may be amended, supplemented or otherwise modified from time to time, the "Trademark Security Agreement") in favor of the Agent; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Trademark Security Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. TRADEMARK SECURITY AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 10 of the Trademark Security Agreement, hereby becomes a party to the Trademark Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Trademark Security Agreement.

          2. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. The Additional Grantor has previously delivered to the Agent and the other Secured Parties (as defined in the Security Agreement) a certificate signed by the Additional Grantor and entitled "Perfection Certificate" (the "Perfection Certificate"). The Additional Grantor represents and warrants to the Agent and the other Secured Parties as follows: (a) the Additional Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor's organizational identification number or accurately states that the Additional Grantor has none,
(d) the Perfection Certificate accurately sets forth the Additional Grantor's place of business or, if more than one, its chief executive office as well as the Additional Grantor's mailing address if different (e) all other information set forth on the Perfection Certificate pertaining to the Additional Grantor is accurate and complete including but not limited to information pertaining to trademarks and (f) each of the representations and warranties contained in the Transaction Documents relating to the Additional Grantor are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.


                                     Annex 1

          3. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY ITS ACCEPTANCE HEREOF, THE AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                     Annex 2

                                   EXHIBIT III

                            PATENT SECURITY AGREEMENT

     PATENT SECURITY AGREEMENT, dated as of November __, 2006 (this "Agreement"), is by and among the parties identified as "Grantors" on the signature pages hereto and such other parties as may become Grantors hereunder after the date hereof (individually a "Grantor", and collectively the "Grantors"), and __________________, a _________________________, as collateral agent (the "Agent").

                                   WITNESSETH:

     WHEREAS, this Agreement is being entered into in accordance with Section
6.3 of that certain Pledge and Security Agreement, dated as of November __, 2006 (as the same may be amended, restated, supplemented or otherwise modified, renewed or replaced from time to time, the "Security Agreement"), by and among the Grantors, the Agent and the parties identified on the signature pages thereto as Purchasers, and in order to obtain the benefits referred to therein, the Grantors have granted to the Agent a continuing first priority security interest in substantially all of the Grantor's property, including, without limitation, the Collateral referred to in Section 2 below; and

     WHEREAS, pursuant to the Security Agreement, the Grantors have agreed to execute this Agreement in respect of its Collateral for recording with the Patent Office and any other office in which a security interest in the Collateral may be recorded under the laws of any other applicable jurisdiction;

     NOW THEREFORE, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   SECTION 1.

                          Definitions; Interpretation.

     (a) Defined Terms. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Purchase Agreement, dated as of November __, 2006 (the "Purchase Agreement"), by and between Zila, Inc. (the "Borrower") and the Investors named therein (the "Purchasers"), the Notes and the Security Agreement.

     (b) Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

     "Collateral" has the meaning set forth in Section 2.

     "Notes" means $12,000,000 in aggregate principal amount of the Borrower's 6% Senior Secured Convertible Notes issued by the Borrower to the Purchasers.


                                      III-1

     "Patent Office" means the United States Patent and Trademark Office.

     "UCC" means the Uniform Commercial Code as in effect in the State of New York.

     (c) Terms Defined in UCC. Where applicable in the context of this Agreement and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

     (d) Construction. In this Agreement, the following rules of construction and interpretation shall be applicable: (i) no reference to "proceeds" in this Agreement authorizes any sale, transfer, or other disposition of any Collateral by Grantor; (ii) "includes" and "including" are not limiting; (iii) "or" is not exclusive; and (iv) "all" includes "any" and "any" includes "all." To the extent not inconsistent with the foregoing, the rules of construction and interpretation applicable to the Security Agreement shall also be applicable to this Agreement and are incorporated herein by this reference.

                                    SECTION 2

                                GRANT OF SECURITY

     (a) Each Grantor hereby grants to the Agent a continuing first priority security interest in and to all of the Grantor's right, title and interest in and to the following (the "Collateral"):

          (i) the United States, international, and foreign patents, patent applications and patent licenses set forth on Schedule A and B hereto, as Schedule A and B may be supplemented from time to time by supplements to the Security Agreement and this Agreement which may be executed and delivered by the Grantor to the Agent, from time to time, together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, and all rights therein provided by international treaties or conventions (the "Patents");

          (ii) any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

          (iii) any and all proceeds of the foregoing.

     (b) The pledge and collateral assignment of, and the grant of a first priority security interest in, the Collateral by the Grantor under this Agreement secures the payment of all Obligations of the Grantor now or hereafter existing, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise.

     (c) The Grantor authorizes and requests that the Commissioner of Patents and Trademarks and any other applicable government officer record this Agreement.


                                     III-2

                                   SECTION 3.

                        SUPPLEMENT TO SECURITY AGREEMENT.

          This Agreement has been entered into in conjunction with the continuing first priority security interests granted to the Agent under the Security Agreement, and other security documents referred to therein. The rights and remedies of the Agent and the other Secured Parties with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement or any other security documents referred to therein, all terms and provisions of which are incorporated herein by reference.

                                   SECTION 4.

                         REPRESENTATIONS AND WARRANTIES.

     Each Grantor represents and warrants to Secured Parties that:

          (a) Patent Registrations. A true and correct list of all of such Grantor's Patents is set forth on Schedule A.

          (b) Applications for Patents. A true and correct list of all of such Grantor's applications for Patents is set forth on Schedule B.

                                   SECTION 5.

                                  FURTHER ACTS.

     On a continuing basis, each Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be reasonably necessary or advisable or may be reasonably requested by the Agent to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the continuing first priority security interest granted or purported to be granted hereby, to ensure such Grantor's compliance with this Agreement or to enable the Agent to exercise and enforce the rights and remedies of the Agent and the other Secured Parties hereunder with respect to the Collateral, including any documents for filing with the Patent Office or any applicable state office. The Agent may record this Agreement, an abstract thereof, or any other document describing the Agent's interest in the Patents with the Patent Office, at the expense of such Grantor. In addition, each Grantor authorizes the Agent to file financing statements describing the Collateral in any UCC filing office deemed appropriate by the Agent. If any Grantor shall at any time hold or acquire a commercial tort claim arising with respect to the Collateral, such Grantor shall immediately notify the Agent and the other Secured Parties in a writing signed by such Grantor of the brief details thereof and grant to the Agent (on behalf of the Secured Parties) in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance satisfactory to the Agent and the Requisite Purchasers.


                                     III-3

                                   SECTION 6.

                          AUTHORIZATION TO SUPPLEMENT.

     Each Grantor shall give the Agent and the other Secured Parties prompt notice of any additional United States Patent registrations or applications therefor after the date hereof. Each Grantor authorizes the Agent unilaterally to modify this Agreement by amending Schedule A or B to include any future United States registered Patents or applications therefor of such Grantor. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedule A or B shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule A or B.

                                   SECTION 7.

                                 BINDING EFFECT.

     This Agreement shall be binding upon, inure to the benefit of and be enforceable by each Grantor, the Agent and the other Secured Parties and their respective successors and assigns. Except as provided in Section 30.7 of the Security Agreement, no party hereto may assign, transfer, hypothecate or otherwise convey its rights, benefits, obligations or duties hereunder except as agreed to in writing by the other parties hereto.

                                   SECTION 8.

                                 GOVERNING LAW.

     This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, except as required by mandatory provisions of law or to the extent the perfection or priority of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than the State of New York.

                                   SECTION 9.

                          ENTIRE AGREEMENT; AMENDMENT.

     No amendment of any provision of this Agreement shall be effective unless it is in writing and signed by the Grantors, the Agent and the Requisite Purchasers, and no waiver of any provision of this Agreement, and no consent to any departure by the Grantors therefrom, shall be effective unless it is in writing and signed by the Agent and consented to in writing by the Requisite Purchasers, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, (i) additional Persons may become Grantors under this Agreement without consent of any other Grantor through execution and delivery to the Agent of an Assumption Agreement in the form of Annex 1 hereto or any other form of supplement acceptable to the Agent, and (ii) the Agent unilaterally may re-execute this Agreement, to the extent reasonably necessary, to modify, amend or supplement Schedule A or B hereto as provided in Section 6 hereof, and such modified, amended or supplemented Schedules shall be deemed to be accurate absent manifest error. To the extent that any provision of this Agreement conflicts with any provision of the


                                     III-4

Notes, the provision giving the Secured Parties greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Purchasers under the Notes. Nothing in this Section 9 shall be construed to permit any Grantor to form a Subsidiary unless expressly permitted to do so under the Notes.

                                   SECTION 10.

                                  COUNTERPARTS.

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Agreement by facsimile shall be equally as effective as delivery of a manually executed counterpart. Any party hereto delivering a counterpart of this Agreement by facsimile shall also deliver a manually executed counterpart, but the failure to so deliver a manually executed counterpart shall not affect the validity, enforceability, or binding effect hereof.

                                   SECTION 11.

                                  TERMINATION.

     Upon the indefeasible payment and performance in full of all Obligations, the security interests created by this Agreement shall terminate and the Agent (at the Grantors' expense) shall promptly execute and deliver to the Grantors such documents and instruments reasonably requested by the Grantors as shall be necessary to evidence termination of all such security interests given by the Grantors to the Agent hereunder, including cancellation of this Agreement by written notice from Purchasers to the Patent Office.

                                   SECTION 12.

                          NO INCONSISTENT REQUIREMENTS.

     Each Grantor acknowledges that this Agreement and the other documents, agreements and instruments entered into or executed in connection herewith may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and each Grantor agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

                                   SECTION 13.

                                  SEVERABILITY.

     If one or more provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction or with respect to any party, such invalidity, illegality or unenforceability in such jurisdiction or with respect to such party shall, to the fullest extent permitted by applicable law, not invalidate or render illegal or unenforceable any such


                                     III-5
provision in any other jurisdiction or with respect to any other party, or any other provisions of this Agreement.

                                   SECTION 14.

                                    NOTICES.

     All notices and other communications hereunder shall be in writing and shall be mailed, sent or delivered in accordance with the Purchase Agreement and the Security Agreement.

                            [Signature Page Follows]


                                     III-6

     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                        GRANTORS:

                                        ZILA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [NAMES OF SUBSIDIARY GRANTORS]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


AGENT:

[NAME]


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                  [Signature Page to Patent Security Agreement]

                                   SCHEDULE A

                        TO THE PATENT SECURITY AGREEMENT

GRANTOR: [_________]

Registered Patents:

Patent No.   Date of Registration   Date of Expiration
----------   --------------------   ------------------


                                   SCHEDULE B

                          TO PATENT SECURITY AGREEMENT

GRANTOR: [_________]

Applications for Patents:

Patent No.   Date of Registration   Date of Expiration
----------   --------------------   ------------------


                                                                      Annex 1 to
                                                       Patent Security Agreement

          ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ______________________________ (the "Additional Grantor"), in favor of
__________________, a ___________ ______________, as collateral agent (the
"Agent"), under that certain Patent Security Agreement (as defined below).

                                   WITNESSETH:

          WHEREAS, the Grantors have entered into the Patent Security Agreement dated as of ________________, 20__ (as it may be amended, supplemented or otherwise modified from time to time, the "Patent Security Agreement") in favor of the Agent; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Patent Security Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. PATENT SECURITY AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9 of the Patent Security Agreement, hereby becomes a party to the Patent Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Patent Security Agreement.

          2. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. The Additional Grantor has previously delivered to the Agent and the other Secured Parties (as defined in the Security Agreement) a certificate signed by the Additional Grantor and entitled "Perfection Certificate" (the "Perfection Certificate"). The Additional Grantor represents and warrants to the Agent and the other Secured Parties as follows: (a) the Additional Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor's organizational identification number or accurately states that the Additional Grantor has none,
(d) the Perfection Certificate accurately sets forth the Additional Grantor's place of business or, if more than one, its chief executive office as well as the Additional Grantor's mailing address if different (e) all other information set forth on the Perfection Certificate pertaining to the Additional Grantor is accurate and complete including but


                                 Annex 1 to PSA
not limited to information pertaining to Patents and (f) each of the representations and warranties contained in the Transaction Documents relating to the Additional Grantor are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

          3. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY ITS ACCEPTANCE HEREOF, THE AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                 Annex 2 to PSA

                                   SCHEDULE B

                             COMMERCIAL TORT CLAIMS

                                                                      Annex 1 to
                                                   Pledge and Security Agreement

          ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by ______________________________ (the "Additional Grantor"), in favor of
__________________, a ___________ ______________, as collateral agent (the
"Agent"), under that certain Security Agreement (as defined below).

                                   WITNESSETH:

          WHEREAS, the Grantors have entered into the Pledge and Security Agreement dated as of November __, 2006 (as it may be amended, supplemented or otherwise modified from time to time, the "Security Agreement") in favor of the Agent; and

          WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;

          NOW, THEREFORE, IT IS AGREED:

          1. SECURITY AGREEMENT. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 19 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

          2. REPRESENTATIONS AND WARRANTIES CONCERNING GRANTOR'S LEGAL STATUS. The Additional Grantor has previously delivered to the Agent and the other Secured Parties (as defined in the Security Agreement) a certificate signed by the Additional Grantor and entitled "Perfection Certificate" (the "Perfection Certificate"). The Additional Grantor represents and warrants to the Agent and the other Secured Parties as follows: (a) the Additional Grantor's exact legal name is that indicated on the Perfection Certificate and on the signature page hereof, (b) the Additional Grantor is an organization of the type and organized in the jurisdiction set forth in the Perfection Certificate, (c) the Perfection Certificate accurately sets forth the Additional Grantor's organizational identification number or accurately states that the Additional Grantor has none,
(d) the Perfection Certificate accurately sets forth the Additional Grantor's place of business or, if more than one, its chief executive office as well as the Additional Grantor's mailing address if different (e) all other information set forth on the Perfection Certificate pertaining to the Additional Grantor is accurate and complete including but not limited to information pertaining to Patents and (f) each of the representations and


1 to P&SA
warranties contained in the Transaction Documents relating to the Additional Grantor are true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

          3. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE UNDERSIGNED (AND BY ITS ACCEPTANCE HEREOF, THE AGENT) ELECTS TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, AS AMENDED, OR ANY CORRESPONDING OR SUCCEEDING PROVISIONS THEREOF.

          IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                        [ADDITIONAL GRANTOR]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                Annex 2 to P&SA

                                   SCHEDULE 1

                                       TO

              ASSUMPTION AGREEMENT TO PLEDGE AND SECURITY AGREEMENT
                             PERFECTION CERTIFICATE

     The undersigned, the ____________________ and ____________________ of
[Additional Grantor] a [state of organization] [entity] (the "Company"), hereby certifies, with reference to a certain Pledge and Security Agreement, dated as of November __, 2006 (the "Security Agreement"; terms defined in the Security Agreement having the same meanings herein as specified therein), between the Grantors named therein, _______________, as collateral agent ("Agent"), and the Purchasers named therein, to Agent and the other Secured Parties:

     1. Names. (a) The exact corporate name of the Company as that name appears on its [Certificate of Incorporation] is as follows:

     (b) The following is a list of all other names (including trade names or similar appellations) used by the Company, or any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

     2. Other Identifying Factors. (a)The following is the type of organization of the Company:

     (b) The following is the jurisdiction of the Company's organization:

     (c) The following is the Company's state issued organizational identification number [state "None" if the state does not issue such a number]:

     (d) The following is the Company's federal employer identification number:

     (e) Attached hereto as Schedule 2 is the information required above in this
Section 2 for any other business or organization to which the Company became the successor by merger, consolidation, acquisition, change in form, nature or jurisdiction of organization or otherwise, now or at any time during the past five years:

     3. Chief Executive Office.

     (a) The chief executive office of the Company is located at the following address:

Address   County   State
-------   ------   -----


     (b) The principal mailing address of the Company is the following address, if different from the chief executive office address:

Mailing Address   County   State
---------------   ------   -----


     4. Other Current Locations.

     (a) The following are all other locations in the United States of America in which the Company maintains any books or records relating to any of the Collateral consisting of accounts, contract rights, chattel paper, general intangibles or mobile goods:

Address   County   State
-------   ------   -----


     (b) The following are all other places of business of the Company in the United States of America:

Address   County   State
-------   ------   -----


     (c) The following are all other locations in the United States of America where any of the Collateral consisting of inventory or equipment is located:


                                     S1-2

Address   County   State
-------   ------   -----


     (d) The following are the names and addresses of all persons or entities other than the Company, such as lessees, consignees, warehousemen or purchasers of chattel paper, which have possession or are intended to have possession of any of the Collateral consisting of chattel paper, inventory or equipment:

Name   Mailing Address   County   State
----   ---------------   ------   -----


     5. Prior Locations. (a) Set forth below is the information required by
Section 3 and by subparagraphs (a) and (b) of Section 4 with respect to each location or place of business previously maintained by the Company at any time during the past five years in a state in which the Company has previously maintained a location or place of business at any time during the past four months:

Address   County   State
-------   ------   -----


     (b) Set forth below is the information required by subparagraphs (c) and
(d) of Section 4 with respect to each other location at which, or other person or entity with which, any of the Collateral consisting of inventory or equipment has been previously held at any time during the past twelve months:

Name   Address   County   State
----   -------   ------   -----



                                      S1-3

     6. Fixtures. Attached hereto as Schedule 6 is the information required by UCC Section9-402(5) or by Rev. UCC Section9-502(b) of each state in which any of the Collateral consisting of fixtures are or are to be located and the name and address of each real estate recording office where a mortgage on the real estate on which such fixtures are or are to be located would be recorded.

     7. Intellectual Property. Attached hereto as Schedule 7 is a complete list of all United States and foreign patents, copyrights, trademarks, trade names and service marks registered or for which applications are pending in the name of the Company.

     8. Securities; Instruments. Attached hereto as Schedule 8 is a complete list of all stocks, bonds, debentures, notes and other securities and investment property owned by the Company (provide name of issuer, a description of security and value):

     9. Motor Vehicles. The following is a complete list of all motor vehicles owned by the Company (describe each vehicle by make, model and year and indicate for each the state in which registered and the state in which based):

Vehicle   State of Registration   State in Which Based
-------   ---------------------   --------------------


     10. Other Titled Collateral. The following is a complete list of aircraft and boats and all other inventory, equipment and other goods of the Company which are subject to any certificate of title or other registration statute of the United States, any state or any other jurisdiction (provide description of covered goods and indicate registration system and jurisdiction):

Goods   Registration System   Jurisdiction
-----   -------------------   ------------



                                      S1-4

     11. Bank Accounts. The following is a complete list of all bank accounts (including securities and commodities accounts) maintained by the Company (provide name and address of depository bank, type of account and account number):

Depository Bank   Bank Address   Type of Account   Acct. No.
---------------   ------------   ---------------   ---------


     12. Unusual Transactions. Except for those purchases, acquisitions and other transactions described on Schedule 2 or on Schedule 12 attached hereto, all of the Collateral has been originated by the Company in the ordinary course of the Company's business or consists of goods which have been acquired by the Company in the ordinary course from a person in the business of selling goods of that kind.

     13. Termination Statements. An authorized termination statement on Form UCC-3 in form acceptable to the Agent has been duly filed in each applicable jurisdiction identified in Section 2, 3, 4 and 5 or on Schedule 2 and Schedule 12 hereto [or, in the case of Schedule 2 or Schedule 12 a release acceptable to the Agent and the Requisite Purchasers from the person from which the Company purchased or otherwise acquired the Collateral identified on such schedule] and has been delivered to Agent. Attached hereto as Schedule 13 is a true copy of each such filing duly acknowledged by the filing officer[ and of each such release].

     14. Schedule of Filing. Attached hereto as Schedule 14 is a schedule setting forth filing information with respect to the filings described in
Section 13 above.

     15. Filing Fees. All filing fees and taxes payable in connection with the filings described in Section 13 have been paid.


                                      S1-5

     IN WITNESS WHEREOF, we have hereunto signed this Certificate on __________.



                                        ----------------------------------------
                                        Title:


                                        ----------------------------------------
                                        Title:

                   [Signature Page to Perfection Certificate]

                                   SCHEDULE 2


                                      S2-1

                                   SCHEDULE 6


                                      S6-1

                                   SCHEDULE 7


                                      S7-1

                                   SCHEDULE 8


                                      S8-1

                                   SCHEDULE 12


                                      S12-1

                                   SCHEDULE 13


                                      S13-1

                                   SCHEDULE 14


                                      S14-1

                                    EXHIBIT E

                                November___, 2006

Balyasny Asset Management, L.P.
650 Madison Avenue
19th Floor
New York, NY 10022

Attention: Michael Vermut

Dear Mike:

     Reference is hereby made to the Purchase Agreement, dated as of November ___, 2006 (the "Purchase Agreement"), by and among Zila, Inc. (the "Company") and the investors party thereto (the "Investors"). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

     In order to induce the Investors to purchase the Notes and the Warrants, the Company hereby agrees as follows:

     1. The Company agrees to the following corporate governance changes as being in the best interests of the Company and its stockholders, including the
Investors:

          (a) The functions of the Chief Executive Officer and Chairman of the Board shall be separated so that such positions are not held by the same person;

          (b) No later than the close of business on August 1, 2007 (the "Outside Date"), the Board shall appoint a Chairman or Chairwoman of the Board who shall not be the same person as the Chief Executive Officer and who shall be selected pursuant to the Company's existing Board development plan, a copy of which has previously been provided to the Investors (the "Plan"), and, to the extent not inconsistent therewith, the process specified in paragraph (d) below;

          (c) No later than the close of business on the Outside Date, the Board shall increase the number of persons constituting the Board by two (in addition to the directors to be elected at the annual meeting to be held on December 14,
2006) and shall use its commercially reasonable efforts to fill the vacancies resulting from the creation of such vacancies (the "Additional Directors") pursuant to the Plan, the Director Nomination Process, a copy of which has been provided to the Investors ("the Process"), and, to the extent not inconsistent therewith, the process specified in paragraph (d) below;

          (d) Promptly following the date hereof, the Investors or their designee will provide the Nominations and Corporate Governance Committee of the Board (the "Committee") with a list of prospective candidates for membership on the Board. Such list shall be comprised of persons of high quality suitable for membership on the board of directors of a publicly traded company and each of such persons shall meet the criteria set forth in the Plan and, to the extent not inconsistent therewith, the following criteria:

               (i) such person shall have significant experience as a member of senior management or the board of directors of a successful life sciences company;

               (ii) such person shall have professional and educational qualifications appropriate for membership on the Board and shall have the time necessary to devote to Board membership;

               (iii) such person shall have familiarized himself or herself with the operations and future prospects of the Company and its Subsidiaries;

               (iv) such person shall not be subject to any fine, judgment, injunction or other proceeding required to be disclosed pursuant to Item 103 of Regulation S-K; and

               (v) such person shall qualify as an "independent" director of the Company under applicable SEC and Nasdaq rules and regulations.

     The Committee shall evaluate and consider in good faith as contemplated by the Plan and the Process the prospective candidates recommended by the Investors. The Committee may, consistent with the Plan and the Process, also consider such additional persons as may be recommended for membership on the Board by stockholders or other third parties; provided the Board or the Committee reasonably determines that such additional persons meet the criteria set forth in the Plan and the Process and, to the extent not inconsistent therewith, those set forth above. In performing its evaluation and consideration, the Committee shall, among other things, perform appropriate background and reference checks and shall solicit and consider in good faith the views of the Investors. If requested, the Investors shall have the right to meet any final candidates prior to their selection. Upon request, the Committee, or its designee, shall inform the Investors as to the progress of the Committee's activities; provided, however, that no material nonpublic information shall be provided to the Investors.

     Upon completion of its evaluation and consideration, the Committee shall make its recommendations to the Board in accordance with the Plan and the Process. Promptly thereafter, the Board shall take such action as may be necessary or advisable to appoint the Chairman of the Board and the Additional Directors; provided, however, that if the Board determines, in the good faith application of its reasonable business judgment, that only one person is qualified to be an Additional Director or if only one person accepts an invitation to become an Additional Director, the Board shall instruct the Committee to, and the Committee shall, continue to pursue the appointment of a second Additional Director in good faith.

     2. The Company acknowledges and agrees that the failure of the Company to comply with the provisions of this letter shall constitute an Event of Default (as such term is defined in the Notes). Time shall be of the essence in the performance of the obligations contained herein.

     If the foregoing accurately reflects our agreement, please sign this letter agreement in the space indicated and return a signed counterpart to the undersigned. This letter agreement may be executed in counterparts, each of which shall be deemed and original and all of which shall together represent one and the same instrument. Each of the New Investors is hereby named as an express third-party beneficiary of this letter agreement and shall have the right to enforce the provisions hereof against the parties hereto as if it were named as a party hereto. This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without reference to the choice of law provisions thereof.

                                        ZILA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


ACCEPTED AND AGREED:

BALYASNY ASSET MANAGEMENT, L.P.


By:
    ---------------------------------
Name:
      -------------------------------
Title: Authorized Signatory


                                       E-3